Exhibit 10.1

UNITED INDUSTRIAL CORPORATION

3.75% CONVERTIBLE SENIOR NOTES DUE 2024

INDENTURE

DATED AS OF SEPTEMBER 15, 2004

U.S. BANK NATIONAL ASSOCIATION

AS TRUSTEE

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CROSS-REFERENCE TABLE*

TIA SECTION	INDENTURE SECTION
Section 310(a)(1)	9.10
(a)(2)	9.10
(a)(3)	N.A.
(a)(4)	N.A.
(a)(5)	9.10
(b)	9.8; 9.10; 13.2
(c)	N.A.
Section 311(a)	9.11
(b)	9.11
(c)	N.A.
Section 312(a)	2.5
(b)	13.3
(c)	13.2
Section 313(a)	9.6
(b)(1)	N.A.
(b)(2)	9.6
(c)	9.6; 13.2
(d)	9.6
Section 314(a)	6.2; 6.4; 13.2
(b)	N.A.
(c)(1)	13.4(a)
(c)(2)	13.4(a)
(c)(3)	N.A.
(d)	N.A.
(e)	13.4(b)
(f)	N.A.
Section 315(a)	9.1(b)
(b)	9.5; 13.2
(c)	9.1(a)
(d)	9.1(c)
(e)	8.12
Section 316(a) (last sentence)	2.9
(a)(1)(A)	8.6
(a)(1)(B)	8.4
(a)(2)	N.A.
(b)	8.8
(c)	13.5
Section 317(a)(1)	8.9
(a)(2)	8.10
(b)	2.4

•                                          This Cross-Reference Table shall not, for any purpose, be deemed a part of this Indenture.

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THIS INDENTURE dated as of September 15, 2004 is among United Industrial Corporation, a Delaware Corporation (the “Company”), AAI Corporation, a Maryland corporation (the “Guarantor”), and U.S. Bank National Association, a national banking association organized and existing under the laws of the United States, as Trustee (the “Trustee”).

In consideration of the premises herein and the purchase of the Securities by the Holders thereof, the parties agree as follows for their mutual benefit and for the equal and ratable benefit of the registered Holders of the Company’s 3.75% Convertible Senior Securities due 2024.

ARTICLE 1

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.1.                                Definitions.

“Affiliate” means, with respect to any specified person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person.  For the purposes of this definition, “control” when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agent” means any Registrar, Paying Agent or Conversion Agent.

“Applicable Procedures” means, with respect to any transfer or exchange of beneficial ownership interests in a Global Security, the rules and procedures of the Depositary, in each case to the extent applicable to such transfer or exchange.

“Bid Solicitation Agent” means, initially, the Trustee.

“Board of Directors” means either the board of directors of the Company or any committee of the Board of Directors authorized to act for it with respect to this Indenture.

“Business Day” means each day that is not a Legal Holiday.

“Capital Stock” of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, but excluding any debt securities convertible into such equity.

“Cash” means such coin or currency of the United States as at any time of payment is legal tender for the payment of public and private debts.

“Certificated Security” means a Security that is in substantially the form attached hereto as Exhibit A and that does not include the information or the schedule called for by footnotes 1, 3 and 4 thereof.

“Change of Control” means the occurrence of any of the following events:

(i)                                     any “person” or “group,” within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act, becomes the “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of 50% or more of the total voting power of all classes of the Company’s Voting Stock entitled to vote generally in the election of directors;

(ii)                                  the sale, transfer, lease, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the properties or assets of the Company to any “person” or “group” (as such terms are defined above);

(iii)                               any consolidation or merger of the Company with or into another Person (or vice versa) except pursuant to a transaction in which the persons that “beneficially owned,” directly or indirectly, the shares of the Company’s Voting Stock immediately prior to such transaction “beneficially own” immediately after such transaction, directly or indirectly, shares of the continuing or surviving corporation’s Voting Stock representing at least a majority of the total voting power of all outstanding classes of Voting Stock of the continuing or surviving corporation in substantially the same proportion as such ownership prior to the transaction;

(iv)                              the following persons cease for any reason to constitute a majority of the board of directors of the Company;

(A)  individuals who on the first issue date of the Securities constituted the Board of Directors; and

(B)  any new directors whose election to the Board of Directors or whose nomination for election by the Company’s shareholders was approved by at least a majority of the directors of the Company then still in office who were either directors on such first issue date of the Securities or whose election or nomination for election was previously so approved;

(v)                                 the Company distributes to all or substantially all holders of shares of its Common Stock its assets, cash, debt securities or certain rights to purchase its securities, which distribution has a per share value exceeding 10% of the closing price of the Common Stock on the day preceding the declaration date for such distribution; or

(vi)                              the Company is liquidated or dissolved or holders of the Common Stock approve any plan or proposal for the liquidation or dissolution of the Company.

A “Change of Control” shall not be deemed to have occurred if in the case of a merger or consolidation, all of the consideration (other than Cash payments for fractional shares or pursuant to statutory appraisal rights) in the merger or consolidation constituting the Change in Control consists of common stock and any associated rights traded on a US national securities exchange or quoted on The Nasdaq National Market (or which will be so traded or quoted when issued or exchanged in connection with such change in control), and, as a result of such transaction or transactions, the securities become convertible solely into such common stock and associated rights.

“Common Stock” means the common stock of the Company, par value $1.00 per share, as it exists on the date of this Indenture and any shares of any class or classes of capital stock of the Company resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided, however, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on conversion of Securities shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

“Company” means the party named as such in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Company.

“Contingent Interest Period” has the meaning set forth in the Securities.

“Contingent Interest” has the meaning set forth in the paragraph 1 of the Security.

“Conversion Price” means, at any time, $1,000 divided by the Conversion Rate in effect at such time, rounded to two decimal places (rounded up if the third decimal place thereof is 5 or more and otherwise rounded down).

“Conversion Rate” means initially 25.4863 shares per $1,000 principal amount of Securities, subject to adjustment as set forth herein.

“Conversion Value” means, on any Trading Day, the amount equal to the product of the Sale Price at such time multiplied by the then current Conversion Rate.

“Corporate Trust Office” means the office of the Trustee at which at any particular time the trust created by this Indenture shall be administered which office at the date of the execution of this Indenture is located at 60 Livingston Avenue, St. Paul, Minnesota 55107-2292, Attention:  Frank Leslie, or at any other time at such other address as the Trustee may designate from time to time by notice to the Company.

“Current Market Price” means, per share of Common Stock, on any day means the average of the daily Sale Price for the five consecutive Trading Days selected by the Company commencing not more than 30 Trading Days before, and ending not later than, the earlier of the day in question (including upon the occurrence of a Repurchase Event) and the day before the “ex-dividend trading date” with respect to the issuance or distribution requiring such computation.

“Default” or “default” means, when used with respect to the Securities, any event which is or, after notice or passage of time or both, would be an Event of Default.

“Exchange Act” means the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

“Ex-dividend trading date” means, with respect to any issuance or distribution, the first date on which the Common Stock trades regular way on the exchange or in the market in which the security trades without the right to receive such issuance or distribution.

“Final Maturity Date” means September 15, 2024.

“GAAP” means generally accepted accounting principles in the United States of America as in effect as of the date of this Indenture, including those set forth in (1) the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, (2) the statements and pronouncements of the Financial Accounting Standards Board, (3) such other statements by such other entity as approved by a significant segment of the accounting profession and (4) the rules and regulations of the SEC governing the inclusion of financial statements (including pro forma financial statements) in registration statements filed under the Securities Act and periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the SEC.

“Global Security” means a permanent Global Security that is in substantially the form attached hereto as Exhibit A and that includes the information and schedule called for by footnotes 1, 3 and 4 thereof and which is deposited with the Depositary or its custodian and registered in the name of the Depositary or its nominee.

“Guarantor” means the party named as such in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture, and thereafter “Guarantor” shall mean such successor Guarantor.

“Holder” or “Securityholder” means the person in whose name a Security is registered on the Primary Registrar’s books.

“Indebtedness” means, with respect to any Person, without duplication, (a) all indebtedness, obligations and other liabilities (contingent or otherwise) of such Person (i) for borrowed money (including obligations of such Person in respect of overdrafts, foreign exchange contracts, currency exchange agreements, interest rate protection agreements, and any loans or advances from banks, whether or not evidenced by notes or similar instruments) or (ii) evidenced by credit or loan agreements, bonds, debentures, notes or similar instruments (whether or not the recourse of the lender is to the whole of the assets of such Person or to only a portion thereof) (other than any accounts payable or other accrued current liability or obligation incurred in the ordinary course of business in connection with the obtaining of materials or services), (b) all reimbursement obligations and other liabilities (contingent or otherwise) of such Person with respect to letters of credit, bank guarantees or bankers’ acceptances, (c) all obligations and liabilities (contingent or otherwise) of such Person (i) in respect of leases of such Person required, in conformity with GAAP, to be accounted for as capitalized lease obligations on the balance sheet of such Person (as determined by the Company), or (ii) under any lease or related document (including a purchase agreement, conditional sale or other title retention agreement) in connection with the lease of real property or improvement thereon (or any personal property included as part of any such lease) which provides that such Person is contractually obligated to purchase or cause a third party to purchase the leased property or pay an agreed upon residual value of the leased property to the lessor (whether or not such lease transaction is characterized as an operating lease or a capitalized lease in accordance with GAAP), (d) all obligations (contingent or otherwise) of such Person with respect to any interest rate or other swap, cap, floor or collar agreement, hedge agreement, forward contract, or other similar instrument or agreement or foreign currency hedge, exchange, purchase or similar instrument or agreement, (e) all direct or indirect guaranties, agreements to be jointly liable or similar agreements by such Person in respect of, and obligations or liabilities of such Person to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of, indebtedness, obligations or liabilities of another Person of the kind described in clauses (a) through (d), and (f) any and all deferrals, renewals, extensions, refinancings and refundings of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kind described in clauses (a) through (e).

“Indenture” means this Indenture as amended or supplemented from time to time pursuant to the terms of this Indenture.

“Initial Purchasers” means UBS Securities LLC and Bear, Stearns & Co. Inc.

“Issuance Date” means the date on which the Securities are first authenticated and issued.

“Measurement Period” means the last 30 consecutive Trading Days in a calendar quarter, beginning with the quarter ending March 31, 2005.

“Officer” means the Chairman or any Co-Chairman of the Board, any Vice Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Controller, the Secretary or any Assistant Controller or Assistant Secretary of the Company.

“Officers’ Certificate” means a certificate signed by the principal executive officer, principal financial officer or principal accounting officer of the Company and by one other Officer.

“Opinion of Counsel” means a written opinion from legal counsel.  The counsel may be an employee of, or counsel to, the Company or the Trustee.

“Person” or “person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“Principal” or “principal” of a debt security, including the Securities, means the principal of the security plus, when appropriate, the premium, if any, on the security.

“Purchase Market Price” means, with respect to any Purchase Date, the average of the Sale Prices for the 15 consecutive Trading Days ending on the third Trading Day prior to the Purchase Date, appropriately adjusted to take into account the occurrence, during the period commencing on the first Trading Day of such 15 Trading Day period and ending on the Purchase Date of any event requiring an adjustment of the Conversion Rate as set forth under Section 4.4; provided that in no event shall the Purchase Market Price be less than $1.00.

“Redemption Date” when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture.

“Redemption Price” when used with respect to any Security to be redeemed, means the price fixed for such redemption pursuant to this Indenture, as set forth in the form of Security annexed as Exhibit A hereto.

“Registration Rights Agreement” means the Registration Rights Agreement dated, as of September 15, 2004, among the Company, the Guarantor and the Initial Purchasers.

“Repurchase Event” means the occurrence of either a “Change in Control” or a “Termination of Trading.”

“Repurchase Market Price” means, with respect to any Repurchase Date, the average of the closing sale prices of Common Stock for the 20 consecutive Trading Days ending on the third Trading Day prior to the Repurchase Date, appropriately adjusted to take into account the occurrence, during the period commencing on the first Trading Day of such 20 Trading Day period and ending on the Repurchase Date of any event requiring an adjustment of the Conversion Rate as set forth under Section 4.4; provided that in no event shall the Repurchase Market Price be less than $1.00.

“Rule 144” means Rule 144 under the Securities Act or any successor to such Rule.

“Rule 144A” means Rule 144A under the Securities Act or any successor to such Rule.

“Sale Price” means the price of a share of Common Stock on the relevant date, determined (a) on the basis of the closing per share sale price (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such date on the principal national securities exchange on which the Common Stock is listed; or (b) if the Common Stock is not listed on a national securities exchange, as reported by the National Association of Securities Dealers Automated Quotation System; or (c) if not so quoted, as reported by National Quotation Bureau, Incorporated or similar organization.  In the absence of such a quotation or report, the Sale Price shall be such price as the Board of Directors shall reasonably determine on the basis of such quotations as most accurately reflecting the price that a fully informed buyer, acting on his own accord, would pay to a fully informed seller, acting on his own accord in an arms-length transaction, for a share of such Common Stock.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

“Securities Custodian” means the Trustee, as custodian with respect to the Securities in global form, or any successor thereto.

“Securities” means the 3.75% Convertible Senior Notes due 2024 or any of them (each, a “Security”), as amended or supplemented from time to time, that are issued under this Indenture.

“Significant Subsidiary” means, in respect of any Person, a Subsidiary of such Person that would constitute a “significant subsidiary” as such term is defined under Rule 1-02 of Regulation S-X under the Securities Act and the Exchange Act; provided, that in no event shall Electric Transit, Inc., an Ohio corporation, be deemed a “Significant Subsidiary” for purposes of this Indenture.

“Special Interest” has the meaning specified in paragraph 3 of the Security.

“Subsidiary” means, in respect of any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person.

“Termination of Trading” means the occurrence after the date hereof, of the following event:  the Common Stock (or other common stock into which the Securities are then convertible) is not listed for trading on a United States national securities exchange, quoted on the Nasdaq National Market, or approved for trading on an established automated over-the-counter trading market in the United States.

“TIA” means the Trust Indenture Act of 1939, as amended, and the rules and regulations thereunder as in effect on the date of this Indenture, except as provided in Section 11.3, and except to the extent any amendment to the Trust Indenture Act expressly provides for application of the Trust Indenture Act as in effect on another date.

“Trading Day” means, with respect to any security, each day, other than Saturday, Sunday or any other day on which securities are not generally traded on the principal exchange or market in which such security is traded.

“Trading Price” means, as of any date of determination, the average of the secondary market bid quotations per $1,000 principal amount of Securities obtained by the Bid Solicitation Agent (which shall initially be the Trustee) for $5,000,000 principal amount of Securities at approximately 4:00 p.m., New York City time, on such date of determination from three nationally recognized securities dealers (none of which shall be an Affiliate of the Company) selected by the Company, which may include any of the Initial Purchasers, provided, that if at least three such bids cannot be reasonably obtained by the Bid Solicitation Agent, but two bids are obtained, then the average of the two bids shall be used, and if only one such bid can be reasonably obtained by the Bid Solicitation Agent, this one bid will be used; provided, however, if (a) the Bid Solicitation Agent, through the exercise of reasonable efforts, is unable to obtain at least one bid for $5,000,000 principal amount of Securities from an independent nationally recognized securities dealer, or (b) in the reasonable good faith judgment of the Board of Directors, the bid quotations are not indicative of the secondary market value of the Securities as of such date of determination, then the Trading Price of a Security for such date of determination shall equal 98% of the product of (1) the Conversion Rate in effect as of such date of determination and (2) the Sale Price of a share of Common Stock on the day of determination.

“Transfer Restricted Security” means a Security required to bear the restricted legend set forth in the form of Security set forth in Exhibit A of this Indenture.

“Trust Officer” means, with respect to the Trustee, any officer assigned to the Corporate Trust Office, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“Trustee” means the party named as such in the first paragraph of this Indenture until a successor replaces it in accordance with the provisions of this Indenture, and thereafter means the successor.

“Vice President” when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president.”

“Voting Stock” of a Person means all classes of Capital Stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

Section 1.2.                                Other Definitions.

Term	Defined in Section
“accounting event”	3.3(b)(4)
“Agent Members”	2.1(b)
“Aggregate Amount”	4.4(e)
“Automatic Conversion”	4.13(a)
“Automatic Conversion Date”	4.13(a)
“Automatic Conversion Notice”	4.13(b)
“Bankruptcy Law”	8.1
“Cash Settlement Averaging Period”	4.3(b)
“Cash Settlement Notice Period	4.3(b)
“Company Order”	2.2

Term	Defined in Section
“Conversion Agent”	2.3
“Conversion Date”	4.3(a)
“Conversion Notice”	4.3(a)
“Conversion Obligation”	4.3(b)
“Conversion Retraction Period”	4.3(b)
“Conversion Settlement Distribution”	4.3(b)
“Conversion Shares”	4.4(b)
“Custodian”	8.1
“Depositary”	2.1(a)
“Determination Date”	4.4(h)
“Distribution Date”	4.4(c)
“Dividend Increase”	4.4(d)
“Dividend Threshold Amount”	4.4(d)
“DTC”	2.1(a)
“Election Amount”	4.3(d)
“Election Date”	4.3(d)
“Event of Default”	8.1
“Expiration Date”	4.4(e)
“Expiration Time”	4.4(e)
“Final Notice Date”	4.3(b)
“Fixed Cash Portion”	4.3(b)(3)
“indenture securities”	1.3
“indenture securityholder”	1.3
“intenture to be qualified”	1.3
“indenture trustee”	1.3
“institutional trustee”	1.3
“Legal Holiday”	13.7
“Legend”	2.12(a)
“Make-Whole Premium Table”	3.3(b)(2)
“Non-Electing Share”	4.7(c)
“Notice of Default”	8.1
“obligor”	1.3
“Optional Redemption”	3.1
“Paying Agent”	2.3
“Primary Registrar”	2.3
“Purchase Agreement”	2.1
“Purchase Date”	3.2(a)(1)
“Purchase Notice”	3.2(a)(2)
“Purchase Offer”	3.2(a)(2)
“Purchase Price”	3.2(a)(1)
“Purchased Shares”	4.4(e)
“QIB”	2.1(a)
“Redemption Price”	3.1
“Registrar”	2.3
“Regular Record Date”	3.1(d)
“Repurchase Date”	3.3(a)
“Repurchase Event Company Notice”	3.3(c)
“Repurchase Event Make -Whole Premium”	3.3(b)(2)
“Repurchase Event Repurchase Notice”	3.3(c)
“Repurchase Price”	3.3(a)

Term	Defined in Section
“Rights”	4.4(c)
“Security Measurement Period”	4.1(a)(2)
“Stock Price”	3.3(b)(2)
“successor corporation”	7.1(a)
“Third Party Aggregate Amount”	4.4(f)
“Third Party Expiration Date”	4.4(f)
“Third Party Expiration Time”	4.4(f)
“Third Party Purchased Shares”	4.4(f)
“Underlying Shares”	4.4(b)

Section 1.3.           Trust Indenture Act Provisions.

Whenever this Indenture refers to a provision of the TIA, that provision is incorporated by reference in and made a part of this Indenture.  The Indenture shall also include those provisions of the TIA required to be included herein by the provisions of the Trust Indenture Reform Act of 1990.  The following TIA terms used in this Indenture have the following meanings:

“indenture securities” means the Securities;

“indenture security holder” means a Securityholder;

“indenture to be qualified” means this Indenture;

“indenture trustee” or “institutional trustee” means the Trustee; and “obligor” on the indenture securities means the Company or any other obligor on the Securities.

All other terms used in this Indenture that are defined in the TIA, defined by TIA reference to another statute or defined by any SEC rule and not otherwise defined herein have the meanings assigned to them therein.

Section 1.4.                                Rules of Construction.

Unless the context otherwise requires:

(a)          a term has the meaning assigned to it;

(b)         an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

(c)          words in the singular include the plural, and words in the plural include the singular;

(d)         provisions apply to successive events and transactions;

(e)          the term “merger” includes a statutory share exchange and the term “merged” has a correlative meaning;

(f)            the masculine gender includes the feminine and the neuter;

(g)         references to agreements and other instruments include subsequent amendments thereto; and

(h)         “herein,” “hereof” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

ARTICLE 2

THE SECURITIES

Section 2.1.                                Form and Dating.

The Securities and the Trustee’s certificate of authentication shall be substantially in the respective forms set forth in Exhibit A, which Exhibit is incorporated in and made part of this Indenture.  The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage.  The Company shall provide any such notations, legends or endorsements to the Trustee in writing.  Each Security shall be dated the date of its authentication.  The Securities are being offered and sold by the Company pursuant to a Purchase Agreement, dated September 9, 2004 (the “Purchase Agreement”), between the Company and the Initial Purchasers, in transactions exempt from, or not subject to, the registration requirements of the Securities Act.

(a)                                  Restricted Global Securities.  All of the Securities are initially being offered and sold to qualified institutional buyers as defined in Rule 144A (collectively, “QIBs” or individually, each a “QIB”) in reliance on Rule 144A under the Securities Act and shall be issued initially in the form of one or more Restricted Global Securities, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, at its Corporate Trust Office, as custodian for the depositary, The Depository Trust Company (“DTC”) (such depositary, or any successor thereto, being hereinafter referred to as the “Depositary”), and registered in the name of its nominee, Cede & Co., duly executed by the Company and authenticated by the Trustee as hereinafter provided.  The aggregate principal amount of the Restricted Global Securities may from time to time be increased or decreased by adjustments made on the records of the Securities Custodian as hereinafter provided, subject in each case to compliance with the Applicable Procedures.

(b)                                 Global Securities In General.  Each Global Security shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions, purchases or conversions of such Securities.  Any adjustment of the aggregate principal amount of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section 2.12 and shall be made on the records of the Trustee and the Depositary.

Members of, or participants in, the Depositary (“Agent Members”) shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or under the Global Security, and the Depositary (including, for this purpose, its nominee) may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and Holder of such Global Security for all purposes whatsoever.  Notwithstanding the foregoing, nothing herein shall (A) prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or (B) impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

(c)                                  Book Entry Provisions.  The Company shall execute and the Trustee shall, in accordance with this Section 2.1(c), authenticate and deliver initially one or more Global Securities that (i) shall be registered in the name of the Depositary, (ii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary’s instructions and (iii) shall bear legends substantially to the following effect:

“UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.”

Section 2.2.                                Execution and Authentication.

An Officer shall sign the Securities for the Company by manual or facsimile signature attested by the manual or facsimile signature of the Secretary or an Assistant Secretary of the Company.  Typographic and other minor errors or defects in any such facsimile signature shall not affect the validity or enforceability of any Security which has been authenticated and delivered by the Trustee.

If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security.  The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

The Trustee shall authenticate and make available for delivery Securities for original issue in the aggregate principal amount of up to $120,000,000 upon receipt of a written order or orders of the Company signed by an Officer of the Company (a “Company Order”).  The Company Order shall specify the amount of Securities to be authenticated, shall provide that all such Securities will be represented by a Restricted Global Security and the date on which each original issue of Securities is to be authenticated.  The aggregate principal amount of Securities outstanding at any time may not exceed $120,000,000 except as provided in Section 2.7.

The Trustee shall act as the initial authenticating agent.  Thereafter, the Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities.  An authenticating agent may authenticate Securities whenever the Trustee may do so.  Each reference in this Indenture to authentication by the Trustee includes authentication by such agent.  An authenticating agent shall have the same rights as an Agent to deal with the Company or an Affiliate of the Company.

The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 principal amount and any integral multiple thereof.

Section 2.3.                                Registrar, Paying Agent and Conversion Agent.

The Company shall maintain one or more offices or agencies where Securities may be presented for registration of transfer or for exchange (each, a “Registrar”), one or more offices or agencies where Securities may be presented for payment (each, a “Paying Agent”), one or more offices or agencies where Securities may be presented for conversion (each, a “Conversion Agent”) and one or more offices or agencies where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served.  The Company will at all times maintain a Paying Agent, Conversion Agent, Registrar and an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served in the Borough of Manhattan, The City of New York.  One of the Registrars (the “Primary Registrar”) shall keep a register of the Securities and of their transfer and exchange.

The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture.  The agreement shall implement the provisions of this Indenture that relate to such Agent.  The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture.  If the Company fails to maintain a Registrar, Paying Agent, Conversion Agent or agent for service of notices and demands in any place required by this Indenture, or fails to give the foregoing notice, the Trustee shall act as such.  The Company or any Affiliate of the Company may act as Paying Agent (except for the purposes of Section 6.1 and Article 10).

The Company hereby initially designates the Trustee as Paying Agent, Registrar, Custodian, Bid Solicitation Agent and Conversion Agent, and each of the Corporate Trust Office of the Trustee and the office or agency of the Trustee (which shall initially be 100 Wall Street, Suite 1600, New York, NY 10005, Attention:  Frank Leslie), shall be one such office or agency of the Company for each of the aforesaid purposes.

Section 2.4.                                Paying Agent to Hold Money in Trust.

Prior to 10:00 a.m., New York City time, on each due date of the principal of or interest, if any, on any Securities, the Company shall deposit with a Paying Agent a sum sufficient to pay such principal or interest, if any, so becoming due.  The Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest, if any, on the Securities, and shall notify the Trustee of any default by the Company (or any other obligor on the Securities) in making any such payment.  If the Company or an Affiliate of the Company acts as Paying Agent, it shall, before 10:00 a.m., New York City time, on each due date of the principal of or interest on any Securities, segregate the money and hold it as a separate trust fund.  The Company at any time may require a Paying Agent to pay all money held by it to the Trustee, and the Trustee may at any time during the continuance of any default, upon written request to a Paying Agent, require such Paying Agent to pay forthwith to the Trustee all sums so held in trust by such Paying Agent.  Upon doing so, the Paying Agent (other than the Company) shall have no further liability for the money.

Section 2.5.                                Securityholder Lists.

The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders.  If the Trustee is not the Primary Registrar, the Company shall furnish to the Trustee on or before each semiannual interest payment date, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

Section 2.6.                                Transfer and Exchange.

(a)          Subject to compliance with any applicable additional requirements contained in Section 2.12, when a Security is presented to a Registrar with a request to register a transfer thereof or to exchange such Security for an equal principal amount of Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested; provided, however, that every Security presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by an assignment form and, if applicable, a transfer certificate each in the form included in Exhibit B, and in form satisfactory to the Registrar duly executed by the Holder thereof or its attorney duly authorized in writing.  To permit registration of transfers and exchanges, upon surrender of any Security for registration of transfer or exchange at an office or agency maintained pursuant to Section 2.3, the Company shall execute and the Trustee shall authenticate Securities of a like aggregate principal amount at the Registrar’s request.  Any exchange or transfer shall be without charge, except that the Company or the Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto, and provided, that this sentence shall not apply to any exchange pursuant to Section 2.10, 2.12(a), 3.1(f), 3.2(e), 3.3(h) and 11.5.

Neither the Company, any Registrar nor the Trustee shall be required to exchange or register a transfer of (i) any Securities for a period of 15 days next preceding any mailing of a notice of Securities to be redeemed, (ii) any Securities or portions thereof selected or called for redemption (except, in the case of redemption of a Security in part, the portion thereof not to be redeemed) or (iii) any Securities or portions thereof in respect of which a Repurchase Event Company Notice has been delivered and not withdrawn by the Holder thereof (except, in the case of the purchase of a Security in part, the portion thereof not to be purchased).  All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

(b)         Any Registrar appointed pursuant to Section 2.3 shall provide to the Trustee such information as the Trustee may reasonably require in connection with the delivery by such Registrar of Securities upon transfer or exchange of Securities.

(c)          Each Holder of a Security agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder’s Security in violation of any provision of this Indenture and/or applicable United States federal or state securities law.

The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Agent Members or other beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Section 2.7.                                Replacement Securities.

If any mutilated Security is surrendered to the Company, a Registrar or the Trustee, or the Company, a Registrar and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company, the applicable Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company, such Registrar or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute, and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be redeemed or purchased by the Company pursuant to Article 3, the Company in its discretion may, instead of issuing a new Security, pay, redeem or purchase such Security, as the case may be.

Upon the issuance of any new Securities under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the reasonable fees and expenses of the Trustee or the Registrar) in connection therewith.

Every new Security issued pursuant to this Section 2.7 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

The provisions of this Section 2.7 are (to the extent lawful) exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 2.8.                                Outstanding Securities.

Securities outstanding at any time are all Securities authenticated by the Trustee, except for those canceled by it, those converted pursuant to Article 4, those delivered to it for cancellation or surrendered for transfer or exchange and those described in this Section 2.8 as not outstanding.

If a Security is replaced pursuant to Section 2.7, it ceases to be outstanding unless the Company receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

If a Paying Agent (other than the Company or an Affiliate of the Company) holds on a Redemption Date, a Repurchase Date, a Repurchase Event Purchase Date or the Final Maturity Date money sufficient to pay the principal of (including premium, if any) and accrued interest on Securities (or portions thereof) payable on that date, then on and after such Redemption Date, Repurchase Date, Repurchase Event Purchase Date or the final Maturity Date, as the case may be, such Securities (or portions thereof, as the case may be) shall cease to be outstanding and interest on them shall cease to accrue; provided, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefore satisfactory to the Trustee has been made.

Subject to the restrictions contained in Section 2.9, a Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

Section 2.9.                                Treasury Securities.

In determining whether the Holders of the required principal amount of Securities have concurred in any notice, direction, waiver or consent, Securities owned by the Company or any other obligor on the Securities or by any Affiliate of the Company or of such other obligor shall be disregarded, except that, for purposes of determining whether the Trustee shall be protected in relying on any such notice, direction, waiver or consent, only Securities which a Trust Officer of the Trustee actually knows are so owned shall be so disregarded.  Securities so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to the Securities and that the pledgee is not the Company or any other obligor on the Securities or any Affiliate of the Company or of such other obligor.

Section 2.10.                         Temporary Securities.

Until definitive Securities are ready for delivery, the Company may prepare and execute, and, upon receipt of a Company Order, the Trustee shall authenticate and deliver, temporary Securities.  Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company with the consent of the Trustee considers appropriate for temporary Securities.  Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate and deliver definitive Securities in exchange for temporary Securities.

Section 2.11.                         Cancellation.

The Company at any time may deliver Securities to the Trustee for cancellation.  The Registrar, the Paying Agent and the Conversion Agent shall forward to the Trustee or its agent any Securities surrendered to them for transfer, exchange, redemption, payment or conversion.  The Trustee and no one else shall cancel, in accordance with its standard procedures, all Securities surrendered for transfer, exchange, redemption, payment, conversion or cancellation and shall deliver the canceled Securities to the Company.  All Securities which are redeemed, purchased or otherwise acquired by the Company or any of its Subsidiaries prior to the Final Maturity Date shall be delivered to the Trustee for cancellation, and the Company may not hold or resell such securities or issue any new Securities to replace any such Securities or any Securities that any Holder has converted pursuant to Article 4.  Without limitation to the foregoing, any Securities acquired by any investment bank or other purchasers pursuant to Section 2.16 shall be surrendered for conversion and thereafter cancelled, and may not be reoffered, sold or otherwise transferred.

Section 2.12.                         Legend; Additional Transfer and Exchange Requirements.

(a)          If Securities are issued upon the transfer, exchange or replacement of Securities subject to restrictions on transfer and bearing the legends set forth on the forms of Securities attached hereto as Exhibit A (collectively, the “Legend”), or if a request is made to remove the Legend on a Security, the Securities so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless there is delivered to the Company and the Registrar such satisfactory evidence, which shall include an opinion of counsel if requested by the Company or such Registrar, as may be reasonably required by the Company and the Registrar, that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Rule 144 under the Securities Act or that such Securities are not “restricted” within the meaning of Rule 144 under the Securities Act; provided, that no such evidence need be supplied in connection with the sale of such

Security pursuant to a registration statement that is effective at the time of such sale.  Upon (i) provision of such satisfactory evidence if requested, or (ii) notification by the Company to the Trustee and Registrar of the sale of such Security pursuant to a registration statement that is effective at the time of such sale, the Trustee, at the written direction of the Company, shall authenticate and deliver a Security that does not bear the Legend.  If the Legend is removed from the face of a Security and the Security is subsequently held by an Affiliate of the Company, the Legend shall be reinstated.

(b)         A Global Security may not be transferred, in whole or in part, to any Person other than the Depositary or a nominee or any successor thereof, and no such transfer to any such other Person may be registered; provided, that the foregoing shall not prohibit any transfer of a Security that is issued in exchange for a Global Security but is not itself a Global Security.  No transfer of a Security to any Person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such Person.  Notwithstanding any other provisions of this Indenture or the Securities, transfers of a Global Security, in whole or in part, shall be made only in accordance with this Section 2.12.

(c)          Subject to the succeeding paragraph, every Security shall be subject to the restrictions on transfer provided in the Legend other than a Restricted Global Security.  Whenever any Transfer Restricted Security other than a Restricted Global Security is presented or surrendered for registration of transfer or for exchange for a Security registered in a name other than that of the Holder, such Security must be accompanied by a certificate in substantially the form set forth in Exhibit B, dated the date of such surrender and signed by the Holder of such Security, as to compliance with such restrictions on transfer.  The Registrar shall not be required to accept for such registration of transfer or exchange any Security not so accompanied by a properly completed certificate.

(d)         The restrictions imposed by the Legend upon the transferability of any Security shall cease and terminate when such Security has been sold pursuant to an effective registration statement under the Securities Act or transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or, if earlier, upon the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision).  Any Security as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon a surrender of such Security for exchange to the Registrar in accordance with the provisions of this Section 2.12 (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer in compliance with Rule 144 or any successor provision, by, if requested, an opinion of counsel reasonably acceptable to the Company, addressed to the Company and in form acceptable to the Company, to the effect that the transfer of such Security has been made in compliance with Rule 144 or such successor provision), be exchanged for a new Security, of like tenor and aggregate principal amount, which shall not bear the restrictive Legend.  The Company shall inform the Trustee of the effective date of any registration statement registering the Securities under the Securities Act.  The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned opinion of counsel or registration statement.

(e)          As used in the preceding two paragraphs of this Section 2.12, the term “transfer” encompasses any sale, pledge, transfer, hypothecation or other disposition of any Security.

(f)            The provisions of clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

(1)          Notwithstanding any other provisions of this Indenture or the Securities, a Global Security shall not be exchanged in whole or in part for a Security registered in the name of any Person other than the Depositary or one or more nominees thereof, provided, that a Global Security may be exchanged for Securities registered in the names of any person designated by the

Depositary in the event that (A) the Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or such Depositary has ceased to be a “clearing agency” registered under the Exchange Act, and a successor Depositary is not appointed by the Company within 90 days, or (B) an Event of Default has occurred and is continuing with respect to the Securities.  Any Global Security exchanged pursuant to clause (A) above shall be so exchanged in whole and not in part, and any Global Security exchanged pursuant to clause (B) above may be exchanged in whole or from time to time in part as directed by the Depositary.  Any Security issued in exchange for a Global Security or any portion thereof shall be a Global Security; provided, that any such Security so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Security.

(2)          Securities issued in exchange for a Global Security or any portion thereof shall be issued in definitive, fully-registered book entry form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable legends provided for herein.  Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Registrar.  With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee.  Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

(3)          Subject to the provisions of clause (5) below, the registered Holder may grant proxies and otherwise authorize any Person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

(4)          In the event of the occurrence of any of the events specified in clause (1) above, the Company will promptly make available to the Trustee a reasonable supply of Certificated Securities in definitive, fully registered form, without interest coupons.

(5)          Neither Agent Members nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Security registered in the name of the Depositary or any nominee thereof, or under any such Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever.  Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security.

Section 2.13.                         CUSIP Numbers.

The Company in issuing the Securities may use one or more “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in notices of redemption or purchase as a convenience to Holders; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption or purchase and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption or purchase shall not be affected by any defect in or omission of such numbers.  The Company will promptly notify the Trustee of any change in the “CUSIP” numbers.

Section 2.14.                         Senior Unsecured Obligations.

The Securities are senior unsecured obligations of the Company and rank equally in right of payment with all existing and future unsecured and unsubordinated indebtedness of the Company senior to existing and future subordinated indebtedness of the Company.

Section 2.15.                         Calculations Regarding the Securities.

The Company and its agents shall be responsible for making all calculations as contemplated under this Indenture and the Securities.  Such calculations include, but are not limited to, the determination of the Trading Price of the Securities, the current Sale Price of the Common Stock and any amounts of interest and any make-whole payments or premiums that are payable on the Securities.  The Company and its agents shall make such calculations in good faith, and absent manifest error, such calculations shall be final and binding upon all Holders of the Securities.  The Company shall provide a copy of these calculations to the Trustee, and, absent manifest error, the Trustee shall be entitled to rely on the accuracy of such calculations without conducting an independent verification as to the accuracy thereof.

Section 2.16.                         Conversion Arrangement on Call for Redemption.

In connection with any redemption of Securities, the Company may arrange for the purchase and conversion of any Securities called for redemption by an agreement with one or more investment banks or other purchasers to purchase such Securities by paying to a Paying Agent (other than the Company or any of its Affiliates) in trust for the Holders, on or before 10:00 a.m.  New York City time on the Redemption Date, an amount that, together with any amounts deposited with such Paying Agent by the Company for the redemption of such Securities, is not less than the Redemption Price, together with interest (including Contingent Interest, if any and Special Interest, if any), accrued to, but not including, the Redemption Date, of such Securities.  Notwithstanding anything to the contrary contained in this Article 2, the obligation of the Company to pay the Redemption Price of such Securities, including all accrued and unpaid interest, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers; provided, however, that nothing in this Section 2.16 shall relieve the Company of its obligation to pay the Redemption Price, plus accrued and unpaid interest (including Contingent Interest, if any and Special Interest, if any), to but excluding the relevant Redemption Date, on Securities called for redemption.  If such an agreement with one or more investment banks or other purchasers is entered into, any Securities called for redemption and not surrendered for conversion by the Holders thereof prior to the relevant Redemption Date may, at the option of the Company upon written notice to the Trustee, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Article 4) surrendered by such purchasers for conversion, all as of 10:00 a.m.  New York City time on the Redemption Date, subject to payment of the above amount as aforesaid.  The Paying Agent shall hold and pay to the Holders whose Securities are selected for redemption any such amount paid to it for purchase in the same manner as it would money deposited with it by the Company for the redemption of Securities.  Without the Paying Agent’s prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Paying Agent as set forth in this Indenture, and the Company agrees to indemnify the Paying Agent from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such purchasers, including the costs and expenses incurred by the Paying Agent in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

ARTICLE 3

REDEMPTION, PURCHASES AND REPURCHASES

Section 3.1.                                Optional Redemption.

The Securities may be redeemed at the election of the Company (the “Optional Redemption”), as a whole or from time to time in part, at any time on or after September 15, 2009, at a redemption price equal to 100% of the principal amount of those Securities plus accrued and unpaid interest (including Contingent Interest, if any, and Special Interest, if any) to, but not including, such Redemption Date (the “Redemption Price”); provided, that if the Redemption Date falls after an interest payment record date and on or before an interest payment date, then the interest (including Contingent Interest, if any, and Special Interest, if any) will be payable to the Holders in whose name the Securities are registered at the close of business on the interest payment record date and the Redemption Price shall not include such interest payment.

(a)          Notice to Trustee.

If the Company elects to redeem Securities pursuant to Section 3.1, it shall notify the Trustee at least 45 days prior to the Redemption Date, as fixed by the Company, (unless a shorter notice shall be satisfactory to the Trustee) of the Redemption Date and the principal amount of Securities to be redeemed.  If fewer than all of the Securities are to be redeemed, the record date relating to such redemption shall be selected by the Company and given to the Trustee, which record date shall not be less than ten days after the date of notice to the Trustee.

(b)         Selection of Securities to be Redeemed.

If less than all of the Securities are to be redeemed, unless the procedures of the Depositary provide otherwise, the Trustee shall, at least 30 days but not more than 60 days prior to the Redemption Date, select the Securities to be redeemed.  The Trustee shall make the selection from the Securities outstanding and not previously called for redemption, by lot, or in its discretion, on a pro rata basis, or in accordance with any other method the Trustee considers fair and appropriate.  Securities in denominations of $1,000 may only be redeemed in whole.  The Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Securities that have denominations larger than $1,000.  Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for partial redemption.

If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the unconverted portion of such Security shall be deemed to be the portion selected for redemption.  Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as outstanding for the purpose of such selection.

(c)          Notice of Redemption.

At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail or cause to be mailed a notice of redemption to each Holder of Securities to be redeemed at such Holder’s address as it appears on the Primary Registrar’s books.

The notice shall identify the Securities (including CUSIP numbers) to be redeemed and shall state:

(1)                                  the Redemption Date;

(2)                                  the Redemption Price;

(3)                                  the then current Conversion Price;

(4)                                  the name and address of each Paying Agent and Conversion Agent;

(5)                                  that Securities called for redemption must be presented and surrendered to a Paying Agent to collect the Redemption Price;

(6)                                  that Holders who wish to convert Securities must surrender such Securities for conversion no later than the close of business on the Business Day immediately preceding the Redemption Date and must satisfy the other requirements set forth in paragraph 11 of the Securities;

(7)                                  that, unless the Company defaults in making the payment of the Redemption Price, interest on Securities called for redemption shall cease accruing on and after the Redemption Date and the only remaining right of the Holder shall be to receive payment of the Redemption Price plus accrued interest, if any upon presentation and surrender to a Paying Agent of the Securities; and

(8)                                  if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, upon presentation and surrender of such Security, a new Security or Securities in aggregate principal amount equal to the unredeemed portion thereof will be issued.

If any of the Securities to be redeemed is in the form of a Global Security, then the Company shall modify such notice to the extent necessary to accord with the procedures of the Depositary applicable to redemptions.  At the Company’s written request, which request shall (i) be irrevocable once given and (ii) set forth all relevant information required by clauses (1) through (8) of the preceding paragraph, the Trustee shall give the notice of redemption in the Company’s name and at the Company’s expense.

(d)         Effect of Notice of Redemption.

Once notice of redemption is mailed, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price stated in the notice, together with accrued and unpaid interest (including Contingent Interest, if any, and Special Interest, if any) except for Securities that are converted in accordance with the provisions of Article 4.  Upon presentation and surrender to a Paying Agent, Securities called for redemption shall be paid at the Redemption Price, plus accrued and unpaid interest (including Contingent Interest, if any, and Special Interest, if any) up to but not including the Redemption Date; provided, that if the Redemption Date falls after an interest payment record date and on or before an interest payment date, then the interest (including Contingent Interest, if any, and Special

 Interest, if any) will be payable to the Holders in whose name the Securities are registered at the close of business on the interest payment record date (each, a “Regular Record Date”).

(e)          Deposit of Redemption Price.

Prior to 10:00 a.m. New York City time, on the Redemption Date, the Company shall deposit with a Paying Agent (or, if the Company acts as Paying Agent, shall segregate and hold in trust) an amount of money (in immediately available funds if deposited on such Redemption Date) sufficient to pay the Redemption Price of and accrued and unpaid interest (including Contingent Interest, if any, and Special Interest, if any) on all Securities to be redeemed on that date, other than Securities or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation or have been converted.  The Paying Agent shall as promptly as practicable return to the Company any money not required for that purpose because of the conversion of Securities pursuant to Article 4 or, if such money is then held by the Company in trust and is not required for such purpose, it shall be discharged from the trust.

If the Paying Agent holds, in accordance with the terms hereof, at 10:00 a.m., New York City time, on the Redemption Date, Cash sufficient to pay the Redemption Price and accrued and unpaid interest (including Contingent Interest, if any, and Special Interest, if any) for all Securities to be redeemed on such date, then, immediately after such Redemption Date, such Securities shall cease to be outstanding and interest on such Securities will cease to accrue, whether or not such Securities are delivered to the Paying Agent, and the rights of the Holders in respect thereof shall terminate (other than the right to receive the Redemption Price upon delivery of such Securities).

(f)            Securities Redeemed in Part.

Upon presentation and surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

(g)         Compliance with Securities Laws.

When complying with the provisions of Section 3.1 hereof (provided, that such offer or purchase constitutes an “issuer tender offer” for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), and subject to any exemptions available under applicable law, the Company shall:

(1)                                  comply with Rule 13e-4 and Rule 14e-1 (or any successor provision) under the Exchange Act, as applicable;

(2)                                  file the related Schedule TO (or any successor schedule, form or report) under the Exchange Act, as applicable; and

(3)                                  otherwise comply with all federal and state securities laws so as to permit the rights and obligations under Section 3.1 to be exercised in the time and in the manner specified therein.

To the extent that the provisions of any securities laws or regulations conflict with the provisions of Section 3.1, the Company’s compliance with such laws and regulations shall not in and of itself cause a breach of its obligations under Section 3.1.

Section 3.2.                                Purchase of Securities at the Option of Holders on Specific Dates.

(a)          Optional Put.

(1)          Securities shall be purchased by the Company, at the option of the Holder thereof, on September 15, 2009, September 15, 2014 and September 15, 2019 (each, a “Purchase Date”), at a purchase price equal to 100% of the principal amount of those Securities plus accrued and unpaid interest (including Contingent Interest, if any, and Special Interest, if any) to, but not including, such Purchase Date (the “Purchase Price”), subject to satisfaction by or on behalf of the Holder of the requirements set forth in Section 3.2.

The Purchase Price may be paid in Cash, shares of Common Stock, or a combination thereof.  If the Company elects to pay the Purchase Price, in whole or in part, in shares of Common Stock, the number of shares of Common Stock to be delivered by the Company will be equal to the portion of the Purchase Price to be paid in shares of Common Stock divided by 95% of the Purchase Market Price of such shares Common Stock.  If the Company elects to pay the Purchase Price in whole or in part in shares of Common Stock, the Company shall pay Cash in lieu of fractional shares.

The Company shall not be entitled to pay any portion of the Purchase Price in shares of Common Stock pursuant to Section 3.2 unless all of the following conditions are satisfied:

(i)                                     the shares of Common Stock to be delivered as payment, in whole or in part, of the Purchase Price shall be either (1) registered under the Securities Act for initial issuance, unless such registration is not necessary to permit the Holders who receive such shares and who are not Affiliates of the Company to publicly resell such shares or (2) registered for resale pursuant to a shelf registration statement, that has become effective under the Securities Act and that is reasonably expected to remain effective and available for use until at least the 30th day after the Purchase Date, unless the shares may be publicly sold without restriction pursuant to Rule 144(k) under the Securities Act;

(ii)                                  the shares of Common Stock to be delivered as payment, in whole or in part, of the Purchase Price shall be duly qualified or registered under applicable state securities laws or shall be qualified for an available exemption from such qualification and registration; and

(iii)                               the shares of Common Stock to be delivered as payment, in whole or in part, of the Purchase Price shall be approved for listing on The Nasdaq National Market or a U.S. national securities exchange.

All shares of Common Stock issued as payment, in whole or in part, of the Purchase Price shall be deemed, for purposes of the Registration Rights Agreement, to constitute “Registrable Securities” (as defined in the Registration Rights Agreement), unless either (i) such shares were registered under the Securities Act for initial issuance and are able to be publicly resold by the recipients of such shares without further registration under the Securities Act or (ii) such registration was and is not necessary to permit the Holders who receive such shares to publicly resell such shares.

If the above conditions are not satisfied with respect to a Holder prior to the close of business on the Business Day immediately preceding the Purchase Date, the Company shall pay the Purchase Price entirely in Cash.

(2)          No later than 20 Business Days prior to each Repurchase Date, the Company shall mail a written notice of the purchase right under Section 3.2(a) (a “Purchase Offer”) by first class mail to the Trustee and to each Holder (and to beneficial owners as required by applicable law).  The notice shall include a form of notice to be completed by the Holder and returned to the Company in the event that the Holder elects such right to so repurchase (the “Purchase Notice”) and shall briefly state, as applicable:

(i)                                     the amount of Purchase Price;

(ii)                                  whether the Company shall pay the Purchase Price in Cash, shares of Common Stock, or a combination thereof, specifying the percentage or amount of each;

(iii)                               if the Company elects to pay the Purchase Price, in whole or in part, in shares of Common Stock, the method of calculating the Purchase Market Price;

(iv)                              that the Securities with respect to which the Holder has delivered a Purchase Notice may be converted in accordance with the terms of this Indenture, only if such Holder withdraws such Purchase Notice in accordance with Section 3.2(c); and

(v)                                 the procedures the Holder must follow in order to exercise its rights under this Section 3.2(a).

At the Company’s request, the Trustee shall give the Purchase Offer in the Company’s name and at the Company’s expense; provided, however, that the Company makes such request at least three Business Days (unless a shorter period shall be satisfactory to the Trustee) prior to the date by which such Purchase Offer must be given to the Holder in accordance with Section 3.2(a)(2); provided, further, that the text of the notice of the Purchase Offer shall be prepared by the Company.

(3)          A Holder may exercise its rights under Section 3.2(a) upon delivery of a properly completed Purchase Notice to the Paying Agent at any time during the period beginning at 9:00 a.m., New York City time, on the date that is 20 Business Days immediately preceding the relevant Purchase Date until 5:00 p.m., New York City time, on the Business Day immediately preceding such Purchase Date, stating:

(i)                                     the certificate number of the Security which the Holder will deliver to be purchased or the appropriate Depositary procedures if Certificated Securities have not been issued;

(ii)                                  the portion of the principal amount of the Security which the Holder will deliver to be purchased, which portion must be in principal amounts of $1,000 or an integral multiple of $1,000;

(iii)                               that such Security shall be purchased by the Company as of the Purchase Date pursuant to the terms and conditions specified in the Securities and in this Indenture;

(iv)                              if the Company has elected to pay the Purchase Price in shares of Common Stock but the Purchase Price is ultimately to be paid to the Holder entirely in Cash because any of the conditions to payment in shares of Common Stock are not satisfied in accordance with Section 3.2(a), whether such Holder elects:

(A) to withdraw the Purchase Notice in accordance with Section 3.2(c); or

(B) to receive Cash in respect of the entire Purchase Price subject to the Purchase Notice.

If a Holder fails to indicate its choice with respect to Section 3.2(a)(3)(iv), such Holder shall be deemed to have elected to receive Cash in respect of the entire Purchase Price subject to the Purchase Notice.

The delivery of such Security to the Paying Agent with, or at any time after delivery of, the Purchase Notice (together with all necessary endorsements) at the offices of the Paying Agent shall be a condition to the receipt by the Holder of the Purchase Price therefor; provided, however, that such Purchase Price shall be so paid pursuant to this Section 3.2(a) only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Purchase Notice.

The Company shall purchase from the Holder thereof, pursuant to this Section 3.2(a), a portion of a Security, so long as the principal amount of such portion is $1,000 or an integral multiple of $1,000.  Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of a Security.

Any purchase by the Company contemplated pursuant to the provisions of this Section 3.2(a) shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Purchase Date and the time of delivery of the Security.

Notwithstanding anything contained herein to the contrary, any Holder delivering to the Paying Agent the Purchase Notice contemplated by Section 3.2(a)(2) shall have the right to withdraw such Purchase Notice at any applicable time prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.2(c).

The Paying Agent shall promptly notify the Company of the receipt by it of any Purchase Notice or written notice of withdrawal thereof.

(b)                                 Effect of Purchase Notice.

Upon receipt by the Paying Agent of the Purchase Notice specified in Section 3.2(a)(3), the Holder of the Security in respect of which such Purchase Notice was given shall (unless such Purchase Notice is withdrawn as specified in the following paragraph) thereafter be entitled to receive solely the Purchase Price with respect to such Security.  Such Purchase Price shall be paid to such Holder, subject to receipts of Cash, shares of Common Stock or a combination thereof, as applicable, by the Paying Agent, promptly following the later of (a) the Purchase Date with respect to such Security (provided the conditions in Section 3.2(a)(3) have been satisfied) and (b) the time of delivery of such Security to the Paying Agent by the Holder thereof in the manner required by Section 3.2(a)(3).  Securities in respect of which a Purchase Notice has been given by the Holder thereof may not be converted pursuant to Article 4 on or after the date of the delivery of such Purchase Notice unless such Purchase Notice has first been validly withdrawn as specified in the following paragraph.

(c)          Withdrawal of Purchase Notice.

A Purchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Purchase Notice at any time prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, specifying:

(1)                                  the name of the Holder;

(2)                                  a statement that the Holder is withdrawing its election to require the Company to purchase its Securities;

(3)                                  the certificate number, if any, of the Security in respect of which such notice of withdrawal is being submitted;

(4)                                  the principal amount of the Security with respect to which such notice of withdrawal is being submitted, which must be an integral multiple of $1,000;

(5)                                  the principal amount, if any, of such Security which remains subject to the original Purchase Notice and which has been or will be delivered for repurchase by the Company, which must be an integral multiple of $1,000; and

(6)                                  if the Security is not then issued in certificated form, the Purchase Notice must comply with the Applicable Procedures of the Depositary in effect at that time.

(d)         Deposit of Purchase Price.

Prior to 10:00 a.m., New York City time, on the applicable Repurchase Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary or an Affiliate of any of them is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.4) an amount of Cash (in immediately available funds if deposited on such Business Day), and, if the Company determines to pay all or any portion of the Purchase Price in shares of Common Stock, such shares of Common Stock, sufficient to pay the aggregate Purchase Price of all the Securities or portions thereof which are to be purchased on such Repurchase Date.

If the Paying Agent holds, in accordance with the terms hereof, at 10:00 a.m., New York City time, on the Business Day immediately following the applicable Purchase Date, Cash, and, if the Company determines to pay all or any portion of the Purchase Price in shares of Common Stock, such shares of Common Stock, sufficient to pay the Purchase Price of any Securities for which a Purchase Notice has been tendered and not withdrawn pursuant to Section 3.2(c), then, immediately after such Repurchase Date, such Securities will cease to be outstanding and interest (including, Contingent Interest, if any, and Special Interest, if any) on such Securities will cease to accrue, whether or not such Securities are delivered to the Paying Agent, and the rights of the Holders in respect thereof shall terminate (other than the right to receive the Purchase Price upon delivery of such Securities).

(e)          Securities Purchased in Part.

Any Certificated Security which is to be repurchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder’s attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered which is not repurchased.

(f)            Covenant to Comply With Securities Laws Upon Purchase of Securities.

When complying with the provisions of Section 3.2 hereof (provided, that such offer or purchase constitutes an “issuer tender offer” for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), and subject to any exemptions available under applicable law, the Company shall:

(1)          comply with Rule 13e-4 and Rule 14e-1 (or any successor provision) under the Exchange Act, as applicable;

(2)          file the related Schedule TO (or any successor schedule, form or report) under the Exchange Act, as applicable; and

(3)          otherwise comply with all federal and state securities laws so as to permit the rights and obligations under Section 3.2 to be exercised in the time and in the manner specified therein.

To the extent that the provisions of any securities laws or regulations conflict with the provisions of Section 3.2, the Company’s compliance with such laws and regulations shall not in and of itself cause a breach of its obligations under Section 3.2.

(g)         Company’s Right to Elect Method of Payment of Purchase Price.

Notwithstanding anything to the contrary in the Indenture, at any time prior to the Final Maturity Date, the Company may irrevocably elect, in its sole discretion without the consent of the Holders of the Securities, by written notice to the Trustee and the Holders of the Securities, to satisfy its obligation to pay the Purchase Price in accordance with Section 3.2 solely in Cash.

Section 3.3.                                Repurchase of Securities at Option of the Holder Upon Repurchase Event.

(a)          Repurchase Event Put.

If a Repurchase Event occurs, each Holder will have the right to require the Company to repurchase all of its Securities not previously called for redemption, or any portion of such Securities, at a purchase price equal to 100% of the principal amount of all such Securities, plus accrued and unpaid interest (including Contingent Interest, if any and Special Interest, if any) on such Securities to, but not including, the Repurchase Event Repurchase Date (the “Repurchase Price”), subject to satisfaction by or on behalf of any Holder of the requirements set forth in Section 3.3.  The date the Company shall repurchase the Securities pursuant to this Section 3.3(a) (the “Repurchase Date”) shall be within 30 Business Days of the date of the mailing of the Repurchase Event Company Notice under Section 3.3(c).

The Repurchase Price may be paid in Cash, shares of Common Stock, or a combination thereof.  If the Company elects to pay the Repurchase Price, in whole or in part, in shares of Common Stock, the number of shares of Common Stock to be delivered by the Company will be equal to the portion of the Repurchase Price to be paid in shares of Common Stock divided by 95% of the Repurchase Market Price of such shares of Common Stock.  If the Company elects to pay the Repurchase Price in whole or in part in shares of Common Stock, the Company shall pay Cash in lieu of fractional shares.

The Company shall not be entitled to pay any portion of the Repurchase Price in shares of Common Stock pursuant to this Section 3.3(a) unless all of the following conditions are satisfied:

(1)          the shares of Common Stock to be delivered as payment, in whole or in part, of the Repurchase Price shall be either (i) registered under the Securities Act for initial issuance, unless such registration is not necessary to permit the Holders who receive such shares and who are not Affiliates of the Company to publicly resell such shares or (ii) registered for resale pursuant to a shelf registration statement, that has become effective under the Securities Act and that is reasonably expected to remain effective and available for use until at least the 30th day after the Repurchase Date, unless the shares may be publicly sold without restriction pursuant to Rule 144(k) under the Securities Act;

(2)          the shares of Common Stock to be delivered as payment, in whole or in part, of the Repurchase Price shall be duly qualified or registered under applicable state securities laws or shall be qualified for an available exemption from such qualification and registration; and

(3)          the shares of Common Stock to be delivered as payment, in whole or in part, of the Repurchase Price shall be approved for listing on The Nasdaq National Market or a U.S. national securities exchange.

All shares of Common Stock issued as payment, in whole or in part, of the Repurchase Price shall be deemed, for purposes of the Registration Rights Agreement, to constitute “Registrable Securities” (as defined in the Registration Rights Agreement), unless either (i) such shares were registered under the Securities Act for initial issuance and are able to be publicly resold by the recipients of such shares without further registration under the Securities Act or (ii) such registration was and is not necessary to permit the Holders who receive such shares to publicly resell such shares.

If the above conditions are not satisfied with respect to a Holder prior to the close of business on the Business Day immediately preceding the Repurchase Date, the Company shall pay the Repurchase Price entirely in Cash.

(b)         Repurchase Event Make-Whole Premium.

(1)          General.  If a Repurchase Event (except solely pursuant to clause (iv) of the definition of Change of Control) occurs prior to September 15, 2009, the Company shall pay, in addition to the Repurchase Price, a Repurchase Event Make-Whole Premium to Holders of Securities who elect to require the Company to repurchase such Securities in connection with a Repurchase Event pursuant to Section 3.3(a).  If the Holder surrenders the Securities for conversion in accordance with Section 4.1(a)(3) in connection with a Repurchase Event, in lieu of requiring the Company to repurchase such Securities in accordance with Section 3.3(a), such Holder will receive (i) Cash and, if applicable, shares of Common Stock in respect of such conversion obligation in accordance with Section 4.1(a)(3), plus (ii) the applicable Repurchase Event Make-Whole Premium.

The Repurchase Event Make-Whole Premium may be paid in Cash, shares of Common Stock, or a combination thereof.  If the Company elects to pay the Repurchase Event Make-Whole Premium, in whole or in part, in shares of Common Stock, the number of shares of Common Stock to be delivered by the Company will be equal to the portion of the Repurchase Event Make-Whole Premium to be paid in shares of Common Stock divided by 95% of the Repurchase Market Price of such shares Common Stock.  If the Company elects to pay the Repurchase Event Make-Whole Premium in whole or in part in shares of Common Stock, the Company shall pay Cash in lieu of any fractional shares.

(2)          Repurchase Event Make-Whole Premium Amount.  The Repurchase Event Make-Whole Premium shall equal an amount derived by multiplying each $1,000 principal amount of Securities by a specified percentage (the “Repurchase Event Make-Whole Premium”) which shall be determined by reference to the table in Schedule A hereto (the “Make-Whole Premium Table”) and is based on the date on which the Repurchase Event becomes effective (the “effective date”) and the price (the “Stock Price”) paid per share of the Company’s Common Stock in the transaction constituting the Repurchase Event.  If a Holder of Common Stock receives only Cash in the Repurchase Event, the Stock Price shall be the Cash amount paid per share of Common Stock.  Otherwise, the Stock Price shall equal the average of the Sale Prices of Common Stock on the five Trading Days up to, but not including, the Effective Date of the Repurchase Event.

The stock prices set forth in the first column of the Make-Whole Premium Table shall be adjusted in accordance with Section 4.4 as of any date on which the Conversion Rate is adjusted and shall equal the Stock Prices applicable immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to the adjustment giving rise to the Stock Price adjustment and the denominator of which is the Conversion Rate as so adjusted.

If the Stock Price is between two Stock Price amounts in the Make-Whole Premium Table or the repurchase date is between two dates on the Make-Whole Premium Table, the Repurchase Event Make-Whole Premium shall be determined by straight-line interpolation between the make-whole premium amounts set forth for the higher and lower Stock Price amounts and the two dates, as applicable, based on a 365-day year.

If the Stock Price is equal to or in excess of $120.00 per share of Common Stock (subject to adjustment for any event requiring an adjustment of the Conversion Rate as set forth under Section 4.4), no Repurchase Event Make-Whole Premium will be paid.

If the Stock Price is less than or equal to $28.64 per share of Common Stock (subject to adjustment for any event requiring an adjustment of the Conversion Rate as set forth under Section 4.4), no Repurchase Event Make-Whole Premium will be paid.

(3)          Payment Conditions.  The Company’s right to pay the Repurchase Event Make-Whole Premium for the Securities, in whole or in part, in shares of Common Stock is subject to:

(i)                                     the company providing timely written notice, pursuant to Section 3.3(c), of the Company’s election to pay all or part of the Repurchase Event Make-Whole Premium in shares of Common Stock;

(ii)                                  the Common Stock being listed on a U.S. national securities exchange or quoted on the Nasdaq National Market or other similar automated quotation system; and

(iii)                               information necessary to calculate the Current Market Price of Common Stock being published in a daily newspaper of national circulation or being otherwise readily publicly available.

All shares of Common Stock issued as payment, in whole or in part, of the Repurchase Event Make-Whole Premium shall be deemed, for purposes of the Registration Rights Agreement, to constitute “Registrable Securities” (as defined in the Registration Rights Agreement), unless either (i) such shares were registered under the Securities Act for initial issuance and are able to be publicly resold by the recipients of such shares without further registration under the Securities Act or (ii) such registration was and is not necessary to permit the Holders who receive such shares to publicly resell such shares.

If the above conditions are not satisfied with respect to a Holder prior to the close of business on the Business Day immediately preceding the Repurchase Date, the Company shall pay the Repurchase Event Make-Whole Premium, if any, for such Holder’s Securities entirely in Cash.

(4)          Accounting Events.  From and after the occurrence of an “accounting event,” the Company shall have the option, in its sole discretion, to elect, by providing notice to the Trustee and the Holders of the Securities, to pay any Repurchase Event Make-Whole Premium payable in the future solely in Cash.  An “accounting event” means that the Emerging Issues Task Force of the Financial Accounting Standards Board or its successor has issued an amendment to, change in or clarification of rules as a result of which the Company is required, under then current generally accepted accounting principles to include the number of shares of Common Stock which may be issuable as a Repurchase Event Make-Whole Premium in determining the number of our shares outstanding for purposes of calculating diluted earnings per share.

(c)          Notice of Repurchase Event.  No later than 15 days after the occurrence of a Repurchase Event, the Company shall mail a written notice of Repurchase Event (the “Repurchase Event Company Notice”) by first class mail to the Trustee and to each Holder (and to beneficial owners as required by applicable law).  The Company shall publish the notice in The New York Times, the Wall Street Journal, or another newspaper of national circulation.  The Company must repurchase the Securities submitted for repurchase by a Holder in accordance with the terms and conditions of Section 3.3 no later than 30 Business Days following the mailing of the Repurchase Event Repurchase Notice.  The Repurchase Event Company Notice shall include a form of notice to be completed by the Holder in the event the Holder elects such right to repurchase pursuant to Section 3.3 (the “Repurchase Event Repurchase Notice”) and shall briefly state, as applicable:

(1)          the events causing a Repurchase Event;

(2)          the date of such Repurchase Event;

(3)          the Repurchase Date;

(4)          the date by which the Repurchase Event Repurchase Notice must be delivered to the Paying Agent in order for a Holder to exercise the Repurchase Event repurchase right;

(5)          the amount of the Repurchase Price;

(6)          the amount of the Repurchase Event Make-Whole Premium, if any;

(7)          whether the Company will pay the Repurchase Price or the Repurchase Event Make-Whole Premium, if any, in Cash, shares of Common Stock or a combination thereof, specifying the percentage or amount of each;

(8)          if the Company elects to pay the Repurchase Price or the Repurchase Event Make-Whole Premium, if any, in whole or in part in shares of Common Stock, the method of calculating the Repurchase Market Price of Common Stock;

(9)          the name and address of the Paying Agent and the Conversion Agent;

(10)                            the procedures for withdrawing a Repurchase Event Repurchase Notice;

(11)                            the Conversion Rate applicable on the Repurchase Event Company Notice Date and any adjustments to the Conversion Rate that will result from the Repurchase Event;

(12)                            that the Securities with respect to which the Holder has delivered a Repurchase Event Repurchase Notice may be converted in accordance with the terms of this Indenture, only if such Holder withdraws such Repurchase Event Repurchase Notice in accordance with Section 3.3(f); and

(13)                            the procedures the Holder must follow in order to exercise its rights under this Section 3.3.

At the Company’s request, the Trustee shall give the Repurchase Event Company Notice in the Company’s name and at the Company’s expense; provided, however, the Company makes such request at least three Business Days (unless a shorter period shall be satisfactory to the Trustee) prior to the date by which such Repurchase Event Company Notice must be given to the Holders in accordance with Section 3.3(c); provided, further, that the text of the Repurchase Event Company Notice shall be prepared by the Company.

(d)         Repurchase Event Repurchase Notice.  A Holder may exercise its rights specified in Section 3.3 upon delivery of a properly completed Repurchase Event Repurchase Notice to the Paying Agent at any time from the opening of business on the date of the Repurchase Event Company Notice until 5:00 p.m., New York City time, on the Business Day immediately preceding the Repurchase Event Repurchase Date, stating:

(1)          the certificate number of the Security which the Holder will deliver to be repurchased or the appropriate depositary procedures if Certificated Securities have not been issued;

(2)          the portion of the principal amount of the Security that the Holder will deliver to be repurchased, which portion must be $1,000 or an integral multiple of $1,000;

(3)          that such Security shall be repurchased on the Repurchase Event Repurchase Date pursuant to the terms and conditions specified in the Securities and in this Indenture; and

(4)          if the Company has elected to pay the Repurchase Price or the Repurchase Event Make-Whole Premium, if any, in shares of Common Stock but the Repurchase Price or the Repurchase Event Make-Whole Premium, if any, is ultimately to be paid to the Holder entirely in Cash because any of the conditions to payment in shares of Common Stock set forth in this Indenture is not satisfied prior to the close of business on the Business Day immediately preceding the Repurchase Event Repurchase Date, whether such Holder elects:

(i)                                     to withdraw the Repurchase Event Repurchase Notice for all of the Securities subject to the Repurchase Event Repurchase Notice; or

(ii)                                  to receive Cash in respect of the entire Repurchase Price and the Repurchase Event Make-Whole Premium, if any subject to the Repurchase Event Repurchase Notice.

If such Holder fails to indicate their choice with respect to (i) or (ii) above, such Holder will be deemed to have elected to receive Cash in respect of the entire Repurchase Price and the Repurchase Event Make-Whole Premium, if any.

The delivery of such Security to the Paying Agent with, or at any time after delivery of, the Repurchase Event Repurchase Notice (together with all necessary endorsements) at the offices of the Paying Agent shall be a condition to the receipt by the Holder of the Repurchase Price therefor; provided, however, that such Repurchase Price shall be so paid pursuant to Section 3.3 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof set forth in the related Repurchase Event Repurchase Notice.

The Company shall repurchase from the Holder thereof, pursuant to Section 3.3, a portion of a Security, so long as the principal amount of such portion is $1,000 or an integral multiple of $1,000.  Provisions of this Indenture that apply to the repurchase of all of a Security also apply to the repurchase of such portion of such Security.

Any repurchase by the Company contemplated pursuant to the provisions of this Section 3.3 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Repurchase Date and the time of delivery of the Security.

Notwithstanding anything contained herein to the contrary, any Holder delivering to the Paying Agent the Repurchase Event Repurchase Notice contemplated by this Section 3.3(d) shall have the right to withdraw such Repurchase Event Repurchase Notice at any time prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Repurchase Event Repurchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.3(f).

The Paying Agent shall promptly notify the Company of the receipt by it of any Repurchase Event Repurchase Notice or written notice of withdrawal thereof.

(e)          Effect of Repurchase Event Repurchase Notice.

Upon receipt by the Paying Agent of the Repurchase Event Repurchase Notice specified in Section 3.3(d), the Holder of the Security in respect of which such Repurchase Event Repurchase Notice was given shall (unless such Repurchase Event Repurchase Notice is withdrawn as specified in the following paragraph) thereafter be entitled to receive solely the Repurchase Price and the Repurchase Event Make-Whole Premium, if any, with respect to such Security.  Such Repurchase Price (including the Repurchase Event Make-Whole Premium) shall be paid to such Holder, subject to receipt of Cash, shares of Common Stock or a combination thereof, as applicable, by the Paying Agent, promptly following the later of (a) the Repurchase Event Repurchase Date with respect to such Security and (b) the time of delivery of such Security to the Paying Agent by the Holder thereof.  Securities in respect of which a Repurchase Event Repurchase Notice has been given by the Holder thereof may not be converted pursuant to Article 4 on or after the date of the delivery of such Repurchase Event Repurchase Notice unless such Repurchase Event Repurchase Notice has first been validly withdrawn as specified in Section 3.3(f).

(f)            Withdrawal of a Repurchase Event Repurchase Notice.  A Repurchase Event Repurchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Repurchase Event Repurchase Notice at any time prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Repurchase Date, specifying:

(1)          the name of the Holder;

(2)          a statement that the Holder is withdrawing its election to require the Company to repurchase its Securities;

(3)          the certificate number, if any, of the Security in respect of which such notice of withdrawal is being submitted;

(4)          the principal amount of the Security with respect to which such notice of withdrawal is being submitted;

(5)          the principal amount, if any, of such Security which remains subject to the original Repurchase Event Repurchase Notice and which has been or will be delivered for repurchase by the Company; and

(6)          if the Security is not then issued in certificated form, the Repurchase Event Repurchase Notice must comply with the Applicable Procedures of the Depositary in effect at that time.

(g)         Deposit of Repurchase Price.

Prior to 10:00 a.m., New York City time, on the applicable Repurchase Event Repurchase Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary or an Affiliate of any of them is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.4) an amount of Cash, and, if all or any portion of the Repurchase Price ( or the Repurchase Event Make-Whole Premium, if any) is to be paid in shares of Common Stock, such shares of Common Stock in immediately available funds if deposited on such Business Day, sufficient to pay the aggregate Repurchase Price (and the Repurchase Event Make-Whole Premium, if any) of all the Securities or portions thereof which are to be repurchased on such Repurchase Date.

If the Paying Agent holds, in accordance with the terms hereof, at 10:00 a.m., New York City time, on the Business Day immediately following the applicable Repurchase Date, Cash, and, if all or any portion of the Repurchase Price (or the Repurchase Event Make-Whole Premium, if any) is to be paid in shares of Common Stock, such shares of Common Stock, sufficient to pay the Repurchase Price and the Repurchase Event Make-Whole Premium, if any, of any Securities for which a Repurchase Event Repurchase Notice has been tendered and not withdrawn pursuant to Section 3.3(f), then, immediately after such Repurchase Date, such Securities will cease to be outstanding and interest on such Securities will cease to accrue, whether or not such Securities are delivered to the Paying Agent, and the rights of the Holders in respect thereof shall terminate (other than the right to receive the Repurchase Price and the Repurchase Event Make-Whole Premium, if any, upon delivery of such Securities).

(h)         Securities Repurchased in Part.

Any Certificated Security which is to be repurchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder’s attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered which is not repurchased.

(i)             Compliance With Securities Laws Upon Repurchase of Securities.

When complying with the provisions of Section 3.3 hereof (provided, that such offer or purchase constitutes an “issuer tender offer” for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), and subject to any exemptions available under applicable law, the Company shall:

(1)          comply with Rule 13e-4 and Rule 14e-1 (or any successor provision) under the Exchange Act, as applicable;

(2)          file the related Schedule TO (or any successor schedule, form or report) under the Exchange Act, as applicable; and

(3)          otherwise comply with all federal and state securities laws so as to permit the rights and obligations under this Section 3.3 to be exercised in the time and in the manner specified therein.

To the extent that the provisions of any securities laws or regulations conflict with the provisions of Section 3.3, the Company’s compliance with such laws and regulations shall not in and of itself cause a breach of its obligations under Section 3.3.

(j)             Company’s Right to Elect Method of Payment of Repurchase Price.

Notwithstanding anything to the contrary in the Indenture, at any time prior to the Final Maturity Date, the Company may irrevocably elect, in its sole discretion without the consent of the Holders of the Securities, by written notice to the Trustee and the Holders of the Securities, to satisfy its obligation to pay the Repurchase Price in accordance with this Section 3.3 solely in Cash.

Section 3.4.                                Company Purchases of Securities.

The Company may from time to time, to the extent permitted by applicable law, purchase any or a certain amount of the Securities in the market on which such Securities trade, or by commencing a tender offer under the rules and regulations promulgated under the Securities Act and the Exchange Act, or by entering into a private agreement with a third party.  Upon the occurrence of such an event, the Company may, at its option and to the extent permitted by applicable law, reissue, resell or surrender to the Trustee for cancellation any such Securities purchased.  Any such Securities surrendered to the Trustee for cancellation shall be cancelled and shall not be reissued or resold.

Section 3.5.                                Repayment to the Company.

To the extent that the aggregate amount of Cash deposited by the Company pursuant to this Article 3 exceeds the aggregate payment, thereon of the Securities or portions thereof that the Company is obligated to purchase, then the Trustee or a Paying Agent, as the case may be, shall promptly return any such excess Cash to the Company.

ARTICLE 4

CONVERSION

Section 4.1.           Conversion Privilege.

(a)          Subject to and upon compliance with the provisions of this Article 4, a Holder of a Security shall have the right, at such Holder’s option, to convert all or any portion (if the portion to be converted is $1,000 or an integral multiple of $1,000) of such Security into shares of Common Stock at the Conversion Price in effect on the date of conversion only as follows:

(1)          Conversion Based on Sale Price of Common Stock.  The Securities may be surrendered for conversion during any calendar quarter (beginning with the quarter ending March 31, 2005) if the Sale Price of the Common Stock for each of 20 or more consecutive Trading Days in the Measurement Period of the immediately preceding calendar quarter exceeds 120% of the Conversion Price in effect on the last Trading Day of the immediately proceeding calendar quarter (in the event that the Conversion Price on such last Trading Day of the immediately preceding calendar quarter is not the same as the Conversion Price in effect for each of the Trading Days in such Measurement Period, the Board of Directors shall make such adjustments as it, in its discretion, deems appropriate in determining whether the foregoing condition has been met).

(2)          Conversion Based on Satisfaction of Trading Price Condition.  The Securities may be surrendered for conversion during any five consecutive Business Day period immediately following any five consecutive Trading Day period (the “Security Measurement Period”) in which the average Trading Price per $1,000 principal amount of Securities during such Security Measurement Period was equal to or less than 98% of the average Conversion Value during such Security Measurement Period; provided that a Holder may not surrender Securities for conversion pursuant to this Section 4.1(a)(2) after September 15, 2019 if, on any Trading Day during the applicable Security Measurement Period, the Sale Price was between 100% and 120% of the Conversion Price in effect on that Trading Day.

(3)          Conversion Based on Redemption.  The Securities may be surrendered for conversion at any time prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Redemption Date, if such Security has been called for redemption pursuant to Article 3 hereof.

(4)          Conversion Upon Occurrence of Certain Corporate Transactions.  If either:  (A) the Company is a party to any consolidation or merger of the Company with or into another Person (or vice versa) pursuant to which all of the outstanding shares of Common Stock are converted into Cash, securities or other property; (B) any “person” or “group,” within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act, becomes the “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, directly or indirectly of 50% or more of the total voting power of all classes of the Company’s Voting Stock entitled to vote generally in the election of directors; (C) the Company sells, transfers, conveys or otherwise disposes, in one or a series of related transactions, of all or substantially all of its properties or assets to any “person” or “group” (as such terms are defined above); or (D) the Company distributes to all or substantially all holders of shares of its Common Stock, its assets, cash, debt securities or certain rights to purchase its securities, which distribution has a per share value exceeding 10% of the closing price of the Common Stock on the day preceding the declaration date for such distribution or (E) except as described in clauses (A) to (D) above, the Company takes any action, or becomes aware of any event, that would require adjustment to the Conversion Rate pursuant to Section 4.4(c), (d), (e) and (f), then (x) in the case of (A), (B) and (C) above, a Holder may surrender Securities for conversion at any time from and after the date that is 15 Business Days before the date the Company announces as the anticipated effective date of the transaction or event until the date that is 15 Business Days after the actual effective date of the transaction or event, and (y) in the case of (D) and (E) above, the Company shall mail to Holders written notice of the distribution at least 20 days prior to the record, effective or expiration date, as the case may be, of the distribution or transaction and once the Company has given such notice, Holders may surrender their Securities for conversion beginning on the date that the Company mails such notice (or, if earlier, the date that the Company is required to mail such notice pursuant to this Indenture) until the close of business on the Business Day immediately preceding the “ex-dividend trading date” of the distribution or the Company’s announcement that such distribution or transaction shall not take place.

(b)         Whenever any event described in Section 4.1(a) shall occur which shall cause the Securities to become convertible into shares of Common Stock, the Company shall (i) promptly deliver written notice of the convertibility of the Securities to the Trustee and each Holder (provided that if such event would also constitute a Repurchase Event, such notice shall comply with the provisions set forth in Section 3.3(c)); and (ii) publicly announce that the Securities have become convertible.  Such written notice and public announcement shall include a description of such event, a description of the periods during which the Securities shall be convertible and the procedures by which a Holder may convert its Securities.  At the Company’s request, upon reasonable prior notice agreed to by the Trustee, the Trustee shall, in the Company’s name and at the Company’s expense, deliver to each Holder the written notice of the convertibility of the Securities required by this Section 4.1(b); provided, that the form and content of such notice shall be prepared by the Company.

(c)          The Company shall determine at the end of each applicable period whether the Securities shall be convertible as a result of the occurrence of an event specified in Section 4.1(a)(1) and, if the Securities shall be so convertible, the Company shall promptly deliver to the Trustee written notice thereof.  Upon receipt of reasonable evidence from any Holder that the Trading Price per $1,000 principal amount of notes is equal to or less than 98% of the Conversion Value, the Company shall instruct the Bid Solicitation Agent to determine the Trading Price for each of the next five Trading Days after receipt of such notice and on each subsequent Trading Day thereafter until the trading price condition described in Section 4.1(a)(2) is no longer satisfied.  Notwithstanding anything contained in this Indenture to the contrary, the Bid Solicitation Agent shall have no obligation to determine the Trading Price unless the Company so requests and the Company shall have no obligation to make such request unless a Holder provides the Company with such reasonable evidence that the trading price condition has been satisfied.

Section 4.2.           Right to Receive Repurchase Event Make-Whole Premium.

If any of the events set forth in Section 4.1(a)(4) occur prior to September 15, 2009, any Holder that surrenders its Securities within the timeframe set forth in Section 4.1(a)(4) shall also be entitled to receive the Repurchase Event Make-Whole Premium in accordance with the terms of Section 3.3(b).

Section 4.3.           Conversion Procedures.

(a)          General.

The Company shall not issue any fraction of a share of Common Stock in connection with any conversion of Securities, but instead shall make a Cash payment (calculated to the nearest cent) equal to such fraction multiplied by the Sale Price of the Common Stock on the last Trading Day prior to the date of conversion.

Notwithstanding the foregoing, a Security in respect of which a Holder has delivered a Purchase Notice or Repurchase Event Purchase Notice exercising such Holder’s option to require the Company to repurchase such Security may be converted only if such notice of exercise is withdrawn in accordance with Sections 3.2(c) or 3.3(f) hereof, as the case may be, prior to the close of business on the Business Day immediately preceding the applicable Purchase Date or Repurchase Date, as the case may be, unless the Company defaults in the payment of the Purchase Price or the Repurchase Price.

Before any Holder of a Security shall be entitled to convert such Security, such Holder shall, in the case of Securities issued in global form, comply with the Applicable Procedures of the Depositary in effect at that time, and in the case of Certificated Securities, surrender such Securities, duly endorsed to the Company or in blank, at the office of the Conversion Agent, and shall give written notice to the Company at said office or place in the form of the Conversion Notice attached to the Security (the “Conversion Notice”) that such Holder elects to convert the same and shall state in writing therein the principal amount of Security to be converted and the name or names (with addresses) in which such Holder wishes the certificate or certificates for Common Stock to be issued.

Before any such conversion, a Holder also shall pay all funds required, if any, relating to interest on the Securities, as provided in Section 4.10, and all taxes or duties, if any, as provided in Section 4.9.

If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock or Cash which shall be deliverable upon conversion shall be computed on the basis of the aggregate principal amount of the Security (or specified portions thereof to the extent permitted thereby) so surrendered.  Subject to the next succeeding sentence, the Company will, in accordance with the provisions hereof, issue and deliver at said office or place to such Holder of a Security, or to such Holder’s nominee or nominees, certificates (other than in the case of Holders of Securities in book-entry form with the Depositary, which shares shall be delivered in accordance with the Depositary customary practices) for the number of full shares of Common Stock to which such Holder shall be entitled as aforesaid, together with Cash payable as a result of such conversion or in lieu of any fraction of a share to which such Holder would otherwise be entitled.  The Company shall not be required to deliver certificates for shares of Common Stock while the stock transfer books for such stock or the security register are duly closed for any purpose, but certificates for shares of Common Stock shall be issued and delivered as soon as practicable after the opening of such books or security register.

If shares of Common Stock to be issued upon conversion of a Transfer Restricted Security are to be issued in the name of a Person other than the Holder of such Transfer Restricted Security, such Holder must deliver to the Conversion Agent a certification in substantially the form set forth in a Transfer Certificate dated the date of surrender of such Transfer Restricted Security and signed by such Holder, as to compliance with the restrictions on transfer applicable to such Transfer Restricted Security.  The Company shall not be required to issue Common Stock upon conversion of any such Transfer Restricted Security to a Person other than the Holder if such Transfer Restricted Security is not so accompanied by a properly completed certification, and the Registrar shall not be required to register Common Stock upon conversion of any such Transfer Restricted Security in the name of a Person other than the Holder if such Transfer Restricted Security is not so accompanied by a properly completed certification.

A Security shall be deemed to have been converted as of the close of business on the date of the surrender of such Security for conversion as provided above (such date, the “Conversion Date”), and the person or persons entitled to receive the Common Stock, if any, issuable upon such conversion shall be treated for all purposes as the record Holder or Holders of such Common Stock as of the close of business on such date.  Upon conversion, all obligations under the Securities so converted will be deemed satisfied, including with respect to any accrued and unpaid interest (including Contingent Interest, if any, and Special Interest, if any).

In case any Certificated Security shall be surrendered for partial conversion, the Company shall execute and the Trustee shall, upon the written order of the Company, authenticate and deliver to the Holder of the Security so surrendered, without charge to such Holder (subject to the provisions of Section 4.8 hereof), a new Security or Securities in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Certificated Securities.

(b)         Conversion on or Before the Final Notice Date.

If a Holder elects to convert all or any portion of a Security into shares of Common Stock as set forth in Section 4.3 and the Company receives such Holder’s Conversion Notice on or prior to the day that is 10 days prior to the Final Maturity Date, or with respect to Securities called for redemption pursuant to Article 3 hereof, the applicable Redemption Date (the “Final Notice Date”), the Company may choose to satisfy all or any portion of the Securities surrendered for Conversion (the “Conversion Obligation”) in Cash.  Upon such election, the Company will notify such Holder through the Trustee of the dollar amount to be satisfied in Cash (which must be expressed either as 100% of the Conversion Obligation or as a fixed dollar amount) at any time on or before the date that is two Business Days following the Conversion Agent’s receipt of the Notice of Conversion (such period, the “Cash Settlement Notice Period”).  If the Company elects to pay Cash for any portion of the shares of Common Stock otherwise issuable to the Holder, the Holder may retract the Notice of Conversion at any time during the two Business Day period beginning on the day after the final day of the Cash Settlement Notice Period (the “Conversion Retraction Period”); provided that no such retraction can be made (and a Conversion Notice shall be irrevocable) (i) if the Company does not elect to deliver Cash in lieu of shares of Common Stock (other than Cash in lieu of fractional shares) or (ii) as provided in Section 4.1.  If the Company elects to satisfy all or a portion of its Conversion Obligations in Cash and the Notice of Conversion has not been retracted, then settlement (in Cash or a combination of Cash and shares of Common Stock) will occur on the third Business Day following the 10 Trading Days beginning on the Trading Day immediately following the final day of the Conversion Retraction Period (the “Cash Settlement Averaging Period”).  If the Company elects to satisfy the entire Conversion Obligation in shares of Common Stock, then settlement will occur on the third Business Day following the Conversion Date.  With respect to any Notice of Conversion received by the Company prior to the Final Notice Date and not retracted pursuant to this Section 4.3(b), the “Conversion Settlement Distribution” for any Security subject to such Notice of Conversion shall consist of Cash, Common Stock or a combination thereof, as selected by the Company as set forth below:

(1)          if the Company elects to satisfy the entire Conversion Obligation in shares of Common Stock, the Conversion settlement Distribution shall be a number of shares of Common Stock for each $1,000 principal amount of the Securities to be converted equal to the Conversion Rate, plus Cash for any fractional shares;

(2)          if the Company elects to satisfy the entire Conversion Obligation in Cash, the Conversion Settlement Distribution shall be Cash for each $1,000 principal amount of the Securities in an amount equal to the product of:

(i)                                     the applicable Conversion Rate, and

(ii)                                  the average of the Sale Price of the Common Stock during the Cash Settlement Averaging Period; and

(3)          If we elect, for each $1,000 principal amount of the Securities, to satisfy a fixed portion (other than 100%) of the Conversion Obligation in Cash (the “Fixed Cash Portion’’), we will deliver to you such Fixed Cash Portion and a number of shares of Common Stock equal to (A) the then current Conversion Rate, minus (B) the Fixed Cash Portion divided by the average Sale Price during the Cash Settlement Averaging Period; provided, however, that the number of shares of Common Stock shall not be less than zero.

(c)          Conversion After the Final Notice Date.  If a Holder elects to convert all or any portion of a Security into shares of Common Stock as set forth in this Section 4.3 and the Company receives such Holder’s Notice of Conversion after the Final Notice Date, the Company will not notify such Holder of its election to satisfy all or a portion of the Conversion Obligation in Cash.  If the Company elects to satisfy all or any portion of the Conversion Obligation in Cash, the Company shall send, on or after the Final Notice Date, a single notice to the Trustee of the dollar amount to be satisfied in Cash (which shall be expressed as either 100% of the Conversion Obligation or as a fixed dollar amount).  Settlement amounts shall be computed and settlement dates shall be determined for any Securities with respect to which a Holder’s Notice of Conversion is received by the Company after the Final Notice Date in accordance with the procedures set forth in Section 4.3(b); provided that the “Cash Settlement Averaging Period” shall be the 10 Trading Day Period beginning on the Trading Day after receipt of such Holder’s Conversion Notice and settlement (in Cash and/or Common Stock) shall occur on the third business day following the final day of such Cash Settlement Averaging Period.

(d)         Company Right to Irrevocably Elect Payment.  Notwithstanding anything to the contrary in the Indenture, at any time prior to the Final Maturity Date, the Company may irrevocably elect, in its sole discretion without the consent of the Holders of the Securities, by written notice to the Trustee and the Holders of the Securities, to satisfy a portion of the Conversion Obligation for all Securities for conversion after the date of such election (the “Election Date”) by paying in Cash up to 100% of the principal amount of the Securities so converted.  After making such an election, the Company shall satisfy the remainder of the Conversion Obligation in Common Stock, to the extent the Conversion Obligation exceeds the principal amount or the portion of the principal amount of the Securities the Company elects to pay in Cash.  In the event that the Company receives a Notice of Conversion after the Election Date:  the Notice of Conversion will not be retractable; the Cash Settlement Averaging Period shall be the 10 Trading Day period beginning on the day after the Company’s receipt of the Conversion Notice; and the Conversion Settlement Distribution for each $1,000 principal amount of the Securities shall consist of (i) such Cash amount (“Election Amount”) equal to the applicable Conversion Rate multiplied by the average Closing Price of Common Stock during the Cash Settlement Averaging Period (provided, however, that the Election Amount will not be more than 100% of the principal amount of a Security) and (ii) a number of shares of Common Stock equal to (A) the then current Conversion Rate, minus (B) the Fixed Cash Portion divided by the average Sale Price during the Cash Settlement Averaging Period; provided, however, that the number of shares of Common Stock shall not be less than zero.

Section 4.4.           Adjustment of Conversion Rate.

The Conversion Rate shall be subject to adjustment from time to time as follows:

(a)          In case the Company shall (1) pay a dividend in shares of Common Stock to all holders of Common Stock, (2) make a distribution in shares of Common Stock to all holders of Common Stock, (3) subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or (4) combine the outstanding shares of Common Stock into a smaller number of shares of Common

Stock, the Conversion Rate in effect immediately prior to such action shall be adjusted so that the Holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which such Holder would have owned immediately following such action had such Securities been converted immediately prior thereto.  Any adjustment made pursuant to this Section 4.4(a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

(b)         In case the Company shall issue rights or warrants to all or substantially all holders of Common Stock, entitling them, for a period expiring not more than sixty (60) days immediately following the record date for the determination of holders of Common Stock entitled to receive such rights or warrants, to subscribe for or purchase shares of Common Stock (or securities convertible into or exchangeable or exercisable for Common Stock), at a price per share (or having a conversion, exchange or exercise price per share) that is less than the Current Market Price (as determined pursuant to Section 4.4(h)) of Common Stock on the record date for the determination of holders of Common Stock entitled to receive such rights or warrants, the Conversion Rate shall be increased by multiplying the Conversion Rate in effect immediately prior to such record date by a fraction of which (i) the numerator shall be the sum of (A) the number of shares of Common Stock outstanding at the close of business on such record date and (B) the aggregate number of shares (the “Underlying Shares”) of Common Stock underlying all such issued rights or warrants (whether by exercise, conversion, exchange or otherwise), and (ii) the denominator shall be the sum of (A) the number of shares of Common Stock outstanding at the close of business on such record date and (B) the number of shares of Common Stock which the aggregate exercise, conversion, exchange or other price at which the Underlying Shares may be subscribed for or purchased pursuant to such rights or warrants would purchase at such Current Market Price.  Such increase shall become effective immediately prior to the opening of business on the day following such record date.  In no event shall the Conversion Rate be decreased pursuant to this Section 4.4(b).

(c)          In case the Company shall dividend or distribute to all or substantially all holders of Common Stock shares of Capital Stock of the Company (other than Common Stock), evidence of Indebtedness or other assets (other than dividends or distributions requiring an adjustment to the Conversion Rate in accordance with Sections 4.4(d), 4.4(e) or 4.4(f), or shall dividend or distribute to all or substantially all holders of Common Stock rights or warrants to subscribe for or purchase securities (other than those referred to in Section 4.4(b)), then in each such case the Conversion Rate shall be increased by multiplying the Conversion Rate in effect immediately prior to the close of business on the record date for the determination of shareholders entitled to such dividend or distribution by a fraction of which (i) the numerator shall be the Current Market Price (as determined pursuant to Section 4.4(h)) on such record date and (ii) the denominator shall be amount equal to (A) such Current Market Price less (B) the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive and described in a Board Resolution), on such record date, of the portion of the shares of Common Stock, evidences of Indebtedness, assets, rights and warrants to be divided or distributed applicable to one share of Common Stock, such increase to become effective immediately prior to the opening of business on the day following such record date; provided, however, that if such denominator is equal to or less than zero, then in lieu of the foregoing adjustment to the Conversion Rate, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of its Securities, in addition to the shares of Common Stock issuable (and Cash, if any, payable) upon such conversion, an amount of shares of Capital Stock, evidences of Indebtedness, assets, rights and/or warrants that such Holder would have received had such Holder converted all of its Securities on such record date.  Notwithstanding the foregoing, in the event that the Company shall distribute rights or warrants (other than those referred to in Section 4.4(b)) (collectively, “Rights”) pro rata to holders of Common Stock, the Company may, in lieu of making any adjustment pursuant to this Section 4.4(c), make proper provision so that each Holder of a Security who converts such Security (or any portion thereof) on or after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable (and Cash, if any, payable ) upon such conversion ( the “Conversion Shares”), a number of Rights to be determined as follows:  (i) if such conversion occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the “Distribution Date”), the same number of Rights to which a holder of a number of shares of Common Stock equal to the number of shares of Conversion Shares would be entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the Rights; and (ii) if such conversion occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares of Common Stock into which the principal amount of the Security so converted was convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights.  Any distribution of rights or warrants pursuant to a shareholders’ rights plan complying with the requirements set forth in the preceding sentence of this paragraph shall not constitute a distribution of rights or warrants pursuant to this Section 4.4(c).  In no event shall the Conversion Rate be decreased pursuant to this Section 4.4(c).

(d)         In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock Cash, excluding any Cash dividend on its Common Stock to the extent that the aggregate Cash dividend on its Common Stock in any quarterly period does not exceed $.10 per share (appropriately adjusted from time to time for any stock dividends on or subdivisions or combinations of Common Stock) (the “Dividend Threshold Amount”), the Conversion Rate shall be adjusted by multiplying (i) the Conversion Rate by (ii) a fraction (A) the numerator of which shall be the Current Market Price on the Record Date of such distribution and (B) the denominator of which shall be the same Current Market Price as used in the numerator minus the amount per share of such Dividend Increase (as defined below) or distribution.  If an adjustment is required to be made under this Section 4.4(d) as a result of a Cash dividend in any quarterly period that exceeds the Dividend Threshold Amount, the adjustment shall be based upon the amount by which the distribution exceeds the Dividend Threshold Amount (the “Dividend Increase”). If an adjustment is otherwise required to be made under this Section 4.4(d), the adjustment shall be based upon the full amount of the distribution.

(e)          In case the Company or Subsidiary shall distribute cash or other consideration in respect of a tender offer or exchange offer made by the Company or any Subsidiary for all or any portion of the Common Stock where the sum of the aggregate amount of such cash distributed and the aggregate fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive and set forth in a Board Resolution), as of the Expiration Date (as defined below), of such other consideration distributed (such sum, the “Aggregate Amount”) expressed as an amount per share of Common Stock validly tendered or exchanged, and not withdrawn, pursuant to such tender offer or exchange offer as of the Expiration Time (as defined below) (such tendered or exchanged shares of Common Stock, the “Purchased Shares”) exceeds the Current Market Price (as determined pursuant to Section 4.4(h)) on the last date (such last date, the “Expiration Date”) on which tenders or exchanges could have been made pursuant to such tender offer or exchange offer (as the same may be amended through the Expiration Date), then the Conversion Rate shall be increased by multiplying the Conversion Rate in effect immediately prior to the close of business on the Expiration Date by a fraction (i) whose numerator is equal to the sum of (A) the Aggregate Amount and (B) the product of (1) the Current Market Price (as determined pursuant to Section 4.4(h)) on the Expiration Date and (2) an amount equal to (a) the number of shares of Common Stock outstanding as of the last time (the “Expiration Time”) at which tenders or exchanges could have been made pursuant to such tender offer or exchange offer (including all Purchased Shares) less (b) the Purchased Shares and (ii) whose denominator is equal to the product of (A) the number of shares of Common Stock outstanding as of the Expiration Time (including all Purchased Shares) and (B) the Current Market Price on the Expiration Date.

An increase, if any, to the Conversion Rate pursuant to this Section 4.4(e) shall become effective immediately prior to the opening of business on the Business Day following the Expiration Date.  In the event that the Company or a Subsidiary is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Company or such Subsidiary is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such tender offer or exchange offer had not been made.  If the application of this Section 4.4(e) to any tender offer or exchange offer would result in a decrease in the Conversion Rate, no adjustment shall be made for such tender offer or exchange offer under this Section 4.4(e).

(f)            If (i) a person other than the Company or any Subsidiary shall distribute cash or other consideration in respect of a tender or exchange offer made by such person for all or any portion of the Common Stock; (ii) as of the last date (the “Third Party Expiration Date”) on which tenders or exchanges could have been made pursuant to such tender offer or exchange offer (as the same may be amended through such date), the Board of Directors does not recommend rejection of such tender offer or exchange offer; (iii) such person (including such person’s “affiliates,” within the meaning of Rule 144(a)(1) under the Securities Act, and including any “syndicate” or “group,” within the meaning of Section 13(d)(3) of the Exchange Act, that includes such person) would, assuming that all shares sought for tender or exchange pursuant to such tender or exchange offer are validly tendered or exchanged pursuant to such tender or exchange offer, “beneficially own” (within the meaning of Rule 13d-3 under the Exchange Act) at least 10% of the total shares of Common Stock outstanding immediately after the Third Party Expiration Time (as defined below); and (iv) the sum of the aggregate amount of such cash and the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive and described in a Board Resolution), as of the Third Party Expiration Date, of such other consideration (such sum, the “Third Party Aggregate Amount”), expressed as an amount per share of Common Stock validly tendered or exchanged, and not withdrawn, pursuant to such tender offer or exchange offer as of the last time (the “Third Party Expiration Time”) at which tenders or exchanges could have been make pursuant to such tender offer or exchange offer (such tendered or exchanged shares of Common Stock, the “Third Party Purchased Shares”), exceeds the Current Market Price (as determined pursuant to Section 4.4(h)) on the Expiration Date, then the Conversion Rate shall be adjusted by multiplying the Conversion Rate in effect immediately prior to the close of business on the Third Party Expiration Date by a fraction (A) whose numerator is equal to the sum of (1) the Third Party Aggregate Amount and (2) the product of (a) the Current Market Price (as determined pursuant to Section 4.4(h)) on the Third Party Expiration Date and (b) an amount equal to (i) the number of shares of Common Stock outstanding as of the Third Party Expiration Time (including all Third Party Purchased Shares) less (ii) the Third Party Purchased Shares and (B) whose denominator is equal to the product of (1) the number of shares of Common Stock outstanding as of the Third Party Expiration Time (including all Third Party Purchased Shares) and (2) the Current Market Price (as determined pursuant to Section 4.4(h)) on the Third Party Expiration Date.

An adjustment, if any, to the Conversion Rate pursuant to this Section 4.4(f) shall become effective immediately prior to the opening of business on the Business Day following the Third Party Expiration Date.  In the event that such tender offer or exchange offer is permanently prevented by applicable law from being effected, or all purchases pursuant to such tender offer or exchange offer are rescinded, then the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such tender offer or exchange offer had not been made.  If the application of this Section 4.4(f) to any tender offer or exchange offer would result in a decrease in the Conversion Rate, no adjustment shall be made for such tender offer or exchange offer under this Section 4.4(f).

(g)         In addition to the foregoing adjustments in Subsections (a), (b), (c), (d), (e) and (f) above, the Company, from time to time and to the extent permitted by law, may increase the Conversion Rate by any amount for a period of at least 20 days or such longer period as may be required by law, if the Board of Directors has made a determination, which determination shall be conclusive, that such increase would be in the best interests of the Company.  Such Conversion Rate increase shall be irrevocable during such period.  The Company shall give notice to the trustee and cause notice of such increase to be mailed to each Holder of Securities at such Holder’s address as the same appears on the registry books of the Registrar, at least 15 days prior to the date on which such increase commences.

(h)         For the purposes of any computation under Subsections (a), (b), (c) or (d) above of Section 4.4, the Current Market Price on the date fixed for determination of the shareholders entitled to receive the issuance or distribution requiring such computation (the “Determination Date”) shall be determined during the period immediately preceding the Determination Date, and, for the purpose of any computation under Sections 4.4(e) or 4.4(f), the Current Market Price on the Expiration Date or Third Party Expiration Date, as the case may be, for the tender offer or exchange offer requiring such computation shall be determined during the period immediately preceding the Expiration Date or Third Party Expiration Date, as the case may be.

Section 4.5.           No Adjustment.

No adjustment in the Conversion Rate shall be required if such adjustment would reduce the Conversion Price below $1.00 or until cumulative adjustments would result in a change of at least 1% or more of the Conversion Price as last adjusted (or, if never adjusted, the initial Conversion Price); provided, however, that any adjustments which by reason of this Section 4.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Article 4 shall be made to the nearest cent or to the nearest one-millionth of a share, as the case may be.

If any rights, options or warrants issued by the Company and requiring an adjustment to the Conversion Rate in accordance with Section 4.4 are only exercisable upon the occurrence of certain triggering events, then the Conversion Rate will not be adjusted as provided in Section 4.4 until the earliest of such triggering events occurs.  Upon the expiration or termination of any rights, options or warrants issued by the Company (which rights, options or warrants require an adjustment to the Conversion Rate in accordance with Section 4.4) without the exercise of such rights, options or warrants, the Conversion Rate then in effect at the time of such expiration or termination shall be adjusted to the Conversion Rate that would then be in effect had such rights, options or warrants never been issued.

If any dividend or distribution is declared and the Conversion Rate is adjusted pursuant to Section 4.4 on account of such dividend or distribution, but such dividend or distribution is thereafter not paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate which would then be in effect had such dividend or distribution not been declared.

No adjustment to the Conversion Rate need be made for a transaction referred to in this Article 4 if Holders are to participate in the transaction without conversion on a basis and with notice that the Board of Directors determines in good faith to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction (which determination shall be described in a Board Resolution).

Section 4.6.           Notice of Adjustment.

(a)          Whenever an adjustment in the Conversion Rate with respect to the Securities is required:

(1)          the Company shall forthwith place on file with the Trustee and any Conversion Agent for such securities a certificate of the Treasurer of the Company, stating the adjusted Conversion

Rate determined as provided herein and setting forth in reasonable detail such facts as shall be necessary to show the reason for and the manner of computing such adjustment; and

(2)          a notice stating that the Conversion Rate has been adjusted and setting forth the adjusted Conversion Rate shall forthwith be given by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company, to each Holder.  Any notice so given shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

(b)         If the Company takes any action, or becomes aware of an event, that would require an adjustment to the Conversion Rate as described in Section 4.4(b), (c), (d), (e) and (f), the Company shall mail to Holders a written notice of such action or event at least 20 days prior to the record, effective or expiration date, as the case may be, of the transaction.

Section 4.7.           Consolidation or Merger of the Company.

If any of the following events occurs, namely:

(a)          any reclassification or change of the outstanding Common Stock into another class of Capital Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);

(b)         any merger, consolidation, statutory share exchange or combination of the Company with another corporation as a result of which all of the holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including Cash or any combination thereof) with respect to or in exchange for all of their Common Stock; or

(c)          any sale or conveyance of all or substantially all the properties and assets of the Company to any other person as a result of which all of the holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including Cash or any combination thereof) with respect to or in exchange for all of their Common Stock;

the Company or the successor or purchasing person, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the TIA as in force at the date of execution of such supplemental indenture, if such supplemental indenture is then required to so comply) providing that the Holder’s right to convert a Security into Common Stock shall be changed to a right to convert a Security into the kind and amount of shares of stock and other securities or property or assets (including Cash) which such Holder would have been entitled to receive upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance had such Securities been converted into Common Stock immediately prior to such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance assuming such holder of Common Stock did not exercise its rights of election, if any, as to the kind or amount of securities, Cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance (provided, that if the kind or amount of securities, Cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised (“Non-Electing Share”), then for the purposes of this Section 4.7, the kind and amount of securities, Cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance for each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares).  Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 4.  If, in the case of any such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of Common Stock includes shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation, as the case may be, in such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors shall reasonably consider necessary by reason of the foregoing.

The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder, at the address of such Holder as it appears on the register of the Securities maintained by the Registrar, within 20 days after execution thereof.  Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

The above provisions of this Section 4.7 shall similarly apply to successive reclassifications, changes, mergers, consolidations, statutory share exchanges, combinations, sales and conveyances.

If this Section 4.7 applies to any event or occurrence, Section 4.3 shall not apply.

Section 4.8.           Company to Reserve Stock; Registration; Listing.

(a)          The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock for the purpose of effecting the conversion of the Securities, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all Securities then outstanding into such Common Stock at any time (assuming that, at the time of the computation of such number of shares or securities, all such Securities would be held by a single Holder).  The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable and free from all liens and charges and, except as provided in Section 4.9, taxes with respect to the issue thereof.

(b)         If any shares of Common Stock which would be issuable upon conversion of Securities hereunder require registration with or approval of any governmental authority before such shares or securities may be issued upon such conversion, the Company will use its commercially reasonable efforts to cause such shares or securities to be duly registered or approved, as the case may be.  The Company further covenants that so long as the Common Stock shall be listed on the New York Stock Exchange, the Company will use its commercially reasonable efforts, if permitted by the rules of the New York Stock Exchange, to have and keep approved for listing on the New York Stock Exchange (subject to notice of official issuance) all Common Stock issuable upon conversion of the Securities, and the Company will use its commercially reasonable efforts to list the shares of Common Stock required to be delivered upon conversion of the Securities prior to such delivery upon any other national securities exchange or automated quotation system upon which the outstanding Common Stock is listed or quoted at the time of such delivery.

Section 4.9.           Taxes on Conversion.

The issue of stock certificates on conversion of Securities shall be made without charge to the converting Holder for any documentary, stamp or similar issue or transfer taxes in respect of the issue thereof, and the Company shall pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto.  The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock or the portion, if any, of the Securities which are not so converted in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of such tax or has established to the satisfaction of the Company that such tax has been paid.

The Company agrees, and each Holder is deemed to agree, that delivery to such Holder of the full number of shares of Common Stock into which each Security is convertible, together with any Cash payment of such Holder’s fractional shares, will be treated as a contingent payment (in an amount equal to the sum of the then fair market value of such Common Stock and such Cash payment (as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive and described in a Board Resolution), if any) on the Securities for purposes of the Contingent Payment Debt Regulations governing contingent payment debt obligations.

Nothing contained herein shall preclude any income tax withholding required by law or regulation upon conversion of the Securities, and at the Company’s request, Holders shall be responsible for satisfying any such withholding.

Section 4.10.        Conversion after Record Date.

Except as provided in this Section 4.10, a converting Holder of Securities shall not be entitled to receive any accrued and unpaid interest (including Contingent Interest, if any) on any such Securities being converted.  By delivery to the Holder of the number of shares of Common Stock or other consideration issuable or payable upon conversion in accordance with this Article 4, any accrued and unpaid interest (including Contingent Interest, if any and Special Interest, if any), on such Securities will be deemed to have been paid in full.  If any Securities are surrendered for conversion subsequent to the Record Date preceding an Interest Payment Date but prior to such Interest Payment Date, the Holder of such Securities at the close of business on such Record Date shall receive the interest payable on such Security on such Interest Payment Date notwithstanding the conversion thereof.  Securities surrendered for conversion during the period from the close of business on any Record Date preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of Securities which have been called for redemption on a Redemption Date within such period) be accompanied by payment from converting Holders, for the account of the Company, in New York Clearing House funds, or other funds of an amount equal to the interest payable on such Interest Payment Date (excluding any overdue interest, if applicable) on the Securities being surrendered for conversion; provided, however, if the Company elects to redeem Securities on a date that is after the Regular Record Date but prior to the corresponding Interest Payment Date, and such Holder elects to convert those Securities, the Holder will not be required to pay the Company, at the time that Holder surrenders those Securities for conversion, the amount of interest such Holder will have received on the Interest Payment Date.

Except as provided in this Section 4.10, no adjustments in respect of payments of interest, including Contingent Interest, if any, and Special Interest, if any, on Securities surrendered for conversion or any dividends or distributions or interest on the Common Stock issued upon conversion shall be made upon the conversion of any Securities.

Section 4.11.        Company Determination Final.

Any determination that the Company or the Board of Directors must make pursuant to this Article 4 shall be conclusive if made in good faith and in accordance with the provisions of this Article, absent manifest error, and set forth in a Board Resolution.

Section 4.12.        Responsibility of Trustee for Conversion Provisions.

The Trustee has no duty to determine when an adjustment under this Article 4 should be made, how it should be made or what it should be.  Unless and until a Trust Officer of the Trustee receives a certificate delivered pursuant to Section 4.6 setting forth an adjustment of the Conversion Rate, the Trustee may assume without inquiry that no such adjustment has been made and that the last Conversion Rate of which the Trustee has knowledge remains in effect.  The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities.  The Trustee shall not be responsible for any failure of the Company to comply with this Article 4.  Each Conversion Agent other than the Company shall have the same protection under this Section 4.12 as the Trustee.

The rights, privileges, protections, immunities and benefits given to the Trustee under this Indenture including, without limitation, its rights to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each Paying Agent or Conversion Agent acting hereunder.

Section 4.13.        Automatic Conversion by the Company.

(a)          The Company may elect to automatically convert the Securities (an “Automatic Conversion”) at any time prior to maturity if the Closing Price of the Company’s Common Stock has exceeded 150% of the Conversion Price for at least 20 Trading Days during a 30-day Trading Day period, ending within five Trading Days prior to the date of the Automatic Conversion Notice (as defined below); provided, however, that, during the two-year period commencing on the date of the last delivery of the Securities under this Indenture, the Company may only automatically convert the Securities if, in accordance with the terms of the Registration Rights Agreement, a registration statement registering the resale of the Securities and Common Stock issuable upon conversion of the Securities is declared effective under the Securities Act prior to the date of the Automatic Conversion Notice and such registration statement remains effective on the date selected for Automatic Conversion (the “Automatic Conversion Date”).  In the event that the date on which the Securities will be automatically converted occurs on or prior to September 15, 2009, the Company will pay the Make-Whole Interest Payment on the Automatic Conversion Date.

The Make-Whole Interest Payment shall equal five full years of interest on the Securities, less any interest actually paid or provided for on the Securities prior to such Automatic Conversion.  The Company may, at its option, pay the Make-Whole Interest Payment in Cash or in Common Stock.  In the event that the Company elects to pay the Make-Whole Interest Payment in Common Stock, the shares of Common Stock will be valued at 95% of the average Sale Price for each of the five Trading Days immediately preceding the second Trading Day prior to the Automatic Conversion Date.

(b)         Unless the Company shall have theretofore called for redemption all of the outstanding Securities, the Company shall give to all Holders notice (the “Automatic Conversion Notice”) of the Automatic Conversion not more than 30 days but not less than 20 days prior to the Automatic Conversion Date.  The Company shall also deliver a copy of such Automatic Conversion Notice to the Trustee.  At the Company’s request, the Trustee shall give the Automatic Conversion Notice in the Company’s name and at the Company’s expense; provided, however, that the Company makes such request at least three Business Days (unless a shorter period shall be satisfactory to the Trustee) prior to the date by which such Automatic Conversion Notice must be given to the Holder in accordance with this Section 4.13(b); provided, further, that the text of the Automatic Conversion Notice shall be prepared by the Company.

(c)          Each Automatic Conversion Notice shall state:

(1)          the Automatic Conversion Date,

(2)          whether the Make-Whole Interest Payment, if any, shall be paid by the Company and, if so, if it shall be paid in Cash or by delivery of shares of Common Stock,

(3)          the place or places where such Securities are to be surrendered for conversion and accrued and unpaid Make-Whole Interest Payment, if any, and

(4)          the Conversion Price then in effect.

(d)         In the event of an Automatic Conversion, the Company shall issue and deliver a certificate or certificates for the number of full shares of Common Stock issuable upon conversion of the Securities and the Make-Whole Interest Payment, if any, due on such Securities along with any Cash in respect of any fractional shares of Common Stock otherwise issuable upon conversion or in the event that the Company elects to pay Make-Whole Interest Payment, if any, in Common Stock instead of Cash, for payment to the holder as promptly after the Automatic Conversion Date, as practicable in accordance with the provisions of this Article 4, but in no event later than the close of business of the next succeeding third Business Day following such Automatic Conversion Date.

(e)          All Securities subject to the Automatic Conversion shall be delivered to the Trustee to be cancelled at the direction of the Trustee, which shall dispose of the same as provided in Section 2.8 hereof.

(f)            If any of the foregoing provisions or other provisions of Section 4.13 are consistent with applicable law at the time of such Automatic Conversion, such law shall govern.

Section 4.14.        Notification to Trustee.

If the Company is obligated to pay any Make-Whole Interest Payment upon Automatic Conversion pursuant to Section 4.13(a), it shall deliver to the Trustee a certificate setting forth (i) the amount of interest actually paid or provided for by the Company with respect to the affected Securities prior to the Automatic Conversion Date, and (ii) if such Make-Whole Interest Payment upon Automatic Conversion is payable in Common Stock, the number of shares of Common Stock which is equal to the Make-Whole Interest Payment, valued at 95% of the average of the Closing Price for each of the five Trading Days immediately preceding the second Trading Day prior to the Automatic Conversion Date.  Unless and until the Trustee shall receive such certificate, it shall not be charged with knowledge of the facts required by this Section 4.14 to be set forth therein.  In no event will the Trustee be required to inquire into or verify the information required to be set forth in such certificate, other than the amount of interest actually paid by the Trustee as paying agent with respect to the affected Securities.  The Trustee need not inquire into or confirm any amount of interest provided for by the Company, unless such amount has actually been delivered to the Trustee as paying agent and is being held by the Trustee as paying agent pending distribution to the affected holders.

Section 4.15.        Unconditional Right of Holders to Convert.

Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to convert its Security in accordance with this Article 4 and to bring an action for the enforcement of any such right to convert, and such rights shall not be impaired or affected without the consent of such Holder.

Section 4.16.        Repayment to the Company.

To the extent that the aggregate amount of Cash deposited by the Company pursuant to this Article 4 exceeds the aggregate payment thereon of the Securities or portions thereof that the Company is obligated to purchase, then the Trustee or a Paying Agent, as the case may be, shall promptly return any such excess Cash to the Company.

ARTICLE 5

SUBSIDIARY GUARANTEE

Section 5.1.           Guarantee.

Subject to this Article 5, the Guarantor hereby, unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee, to each holder of shares of Common Stock issued upon conversion of a Security or issued pursuant to Article 3 and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities or the obligations of the Company hereunder or thereunder, that:  (a) the principal of, premium, if any, and interest (including Contingent Interest, if any, and Special Interest, if any) on the Securities will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and premium, if any, and interest or additional interest, if any, on the Securities or such shares, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder or under the Registration Rights Agreement will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Securities, any such shares or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.  Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, Guarantor shall be obligated to pay the same immediately.  Guarantor agrees that this is a guarantee of payment and not a guarantee of collection.  For purposes of this Article 5, “Holder” shall be deemed to include any holder of shares of Common Stock issued upon conversion of a Security or issued pursuant to Article 3.

Subject to this Article 5, Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.  Notwithstanding the foregoing, Guarantor shall, with respect to any claim, action or proceeding against Guarantor relating to this Indenture, the Securities or Guarantor’s Subsidiary Guarantee, be entitled to assert a defense of prior payment or performance by Guarantor of the obligations that are the subject of such claim, action or proceeding.  Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Subsidiary Guarantee shall not be discharged except by complete performance of the obligations contained in the Securities, this Indenture and the Registration Rights Agreement.  Nothing in the foregoing sentence shall affect the obligations contained in Section 8.7 of this Indenture.

If any Holder or the Trustee is required by any court or otherwise to return to the Company, Guarantor or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or Guarantor, any amount paid by the Company or Guarantor either to the Trustee or to such

Holder, then each Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby.  Guarantor further agrees that, as between Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 8 hereof for the purposes of the Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article 8 hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by Guarantor for the purpose of the Subsidiary Guarantee.

The Subsidiary Guarantee shall be a senior unsecured obligation of Guarantor and ranks equally in right of payment with all existing and future unsecured and unsubordinated indebtedness of Guarantor senior to existing and future subordinated indebtedness of Guarantor.

Section 5.2.           Limitation on Guarantor Liability.

Guarantor, and, by its acceptance of Securities, each Holder, hereby confirms that it is the intention of all such parties that the Subsidiary Guarantee of Guarantor not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to Guarantor’s Subsidiary Guarantee.  To effectuate the foregoing intention, the Trustee, the Holders and Guarantor hereby irrevocably agree that the obligations of Guarantor shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of Guarantor that are relevant under such laws, result in the obligations of Guarantor under its Subsidiary Guarantee not constituting a fraudulent transfer or conveyance.

Section 5.3.           Execution and Delivery of Subsidiary Guarantee.

To evidence its Subsidiary Guarantee set forth in this Article 5, Guarantor hereby agrees that a notation of such Subsidiary Guarantee substantially in the form included in Exhibit C shall be endorsed by an Officer of Guarantor on each security authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of Guarantor by one of its Officers.

Notwithstanding the foregoing, Guarantor hereby agrees that any failure by Guarantor to endorse on each Security a notation of such Subsidiary Guarantee shall not affect Guarantor’s obligations under this Article 5 or the validity of Guarantor’s Subsidiary Guarantee.

If an Officer whose signature is on this Indenture or on the Subsidiary Guarantee no longer holds that office at the time the Trustee authenticates the Security on which the Subsidiary Guarantee is endorsed, the Subsidiary Guarantee shall nevertheless be valid.

The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guarantee set forth in this Indenture on behalf of the Guarantors.

ARTICLE 6

COVENANTS

Section 6.1.           Payment of Securities.

The Company shall promptly make all payments in respect of the Securities on the dates and in the manner provided in the Securities and this Indenture.  An installment of principal or interest or Special Interest, if any, shall be considered paid on the date it is due if the Paying Agent (other than the Company) holds by 10:00 a.m., New York City time, on that date money, deposited by the Company or an Affiliate thereof, sufficient to pay the installment.  The Company shall, (in immediately available funds) to the fullest extent permitted by law, pay interest on overdue principal (including premium, if any) and overdue installments of interest at the rate borne by the Securities per annum.

Payment of the principal of (and premium, if any) and any interest on the Securities shall be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York (which shall initially be U.S. Bank Trust National Association, an Affiliate of the Trustee, as agent of the Trustee) or at the Corporate Trust Office of the Trustee in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address appears in the Register; provided, further, that a Holder with an aggregate principal amount in excess of $5,000,000 will be paid by wire transfer in immediately available funds at the election of such Holder if such Holder has provided wire transfer instructions to the Company at least 10 Business Days prior to the payment date.

Section 6.2.           SEC Reports.

The Company shall file all reports and other information and documents which it is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, and shall make such reports and other information and documents available on its website to the extent required by law.

The Company shall annually provide the Trustee with copies of the Company’s most-recent annual report to stockholders, promptly after such annual report is mailed to the Company’s holders of its Common Stock.  Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).

Section 6.3.           Compliance Certificates.

The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year of the Company (beginning with the fiscal year ending December 31, 2004), an Officers’ Certificate as to the signer’s knowledge of the Company’s compliance with all conditions and covenants on its part contained in this Indenture and stating whether or not the signer knows of any default or Event of Default.  If such signer knows of such a default or Event of Default, the Officers’ Certificate shall describe the default or Event of Default and the efforts to remedy the same.  For the purposes of this Section 6.3, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

Section 6.4.           Further Instruments and Acts.

Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

Section 6.5.           Maintenance of Corporate Existence.

Subject to Article 7, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

Section 6.6.           Rule 144A Information Requirement.

Within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, upon the request of any Holder or beneficial holder of the Securities make available to such Holder or beneficial holder of Securities or any Common Stock issued upon conversion thereof which continue to be Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of Securities or such Common Stock designated by such Holder or beneficial holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act or such Common Stock and it will take such further action as any Holder or beneficial holder of such Securities or such Common Stock may reasonably request, all to the extent required from time to time to enable such Holder or beneficial holder to sell its Securities or Common Stock without registration under the Securities Act within the limitation of the exemption provided by Rule 144A, as such Rule may be amended from time to time.  Upon the request of any Holder or any beneficial holder of the Securities or such Common Stock, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

Section 6.7.           Stay, Extension and Usury Laws.

The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, or interest (including Contingent Interest, if any, and Special Interest, if any) on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 6.8.           Payment of Special Interest.

If Special Interest is payable by the Company pursuant to the Registration Rights Agreement, the Company shall deliver to the Trustee a certificate to that effect stating (i) the amount of such Special Interest that is payable (ii) the reason why such Special Interest is payable and (iii) the date on which such Special Interest is payable.  Unless and until a Trust Officer of the Trustee receives such a certificate, the Trustee may assume without inquiry that no such Special Interest is payable.  If the Company has paid Special Interest directly to the Persons entitled to it, the Company shall deliver to the Trustee a certificate setting forth the particulars of such payment.

Section 6.9.           Payment of Contingent Interest.

If Contingent Interest is payable pursuant to the terms of paragraph 1 of the Security, the Company shall furnish to the Trustee a certificate to that effect stating (i) the amount of such Contingent Interest per $1,000 principal amount of the Securities that is payable, (ii) the facts and calculations supporting the determination of such amount and (iii) the date on which such interest is payable and pay the Contingent Interest, required by that paragraph.  Unless and until a Trust Officer receives the notice required by such paragraph, the Trustee may assume without inquiry that no Contingent Interest is payable.

ARTICLE 7

CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 7.1.           Company and Guarantor May Consolidate, Etc, Only On Certain Terms.

The Company and/or Guarantor shall not consolidate with or merge into any other Person (in a transaction in which the Company is not the surviving corporation) or convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any Person, whether in a single transaction or series of related transactions, unless:

(a)          either (i) the Company is the surviving entity or (ii) the successor or transferee (the “successor corporation”) is a corporation organized and existing under the laws of the United States, any State thereof, or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, all of the obligations of the Company under the Securities and the Indenture, and all of the obligations of Guarantor under the Subsidiary Guarantee;

(b)         immediately after giving effect to such transaction, no Default or Event of Default shall exist; and

(c)          the Company shall have delivered to the Trustee an Officers’ Certificate and, if requested by the Trustee, an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, sale, lease or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article 7 and that all conditions precedent herein provided for relating to such transaction have been satisfied.

Section 7.2.           Successor Substituted.

Upon any consolidation of the Company or Guarantor with, or merger of the Company or Guarantor into, any other Person or any conveyance, transfer or lease of all or substantially all of the properties and assets of the Company or Guarantor in accordance with Section 7.1, the successor Person formed by such consolidation or into which the Company or Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or Guarantor under this Indenture with the same effect as if such successor Person had been named as the Company or Guarantor herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

ARTICLE 8

DEFAULT AND REMEDIES

Section 8.1.           Events of Default.

An “Event of Default” shall occur if:

(a)          the Company defaults in the payment of the principal amount (or premium, if any), with respect to the Securities, when the same become due and payable, whether at maturity, upon redemption, on the Purchase Date or Repurchase Date;

(b)         the Company defaults in the payment of any accrued and unpaid interest (including Contingent Interest, if any and Special Interest, if any), in each case, when due and payable, and continuance of such default for a period of 30 days;

(c)          the Company fails to satisfy its conversion obligation with respect to any portion of the principal amount of any Security following the exercise by a Holder of the right to convert such Security into shares of Common Stock (or Cash or a combination of shares of Common Stock and Cash, if the Company so elects) pursuant to and in accordance with Article 4;

(d)         the Company defaults in its obligation to pay the Purchase Price or the Repurchase Price, as applicable, with respect to any Security, or any portion thereof, upon the exercise by a Holder of such Holder’s right to require the Company to purchase or repurchase such Securities pursuant to and in accordance with Section 3.2 or 3.3, as applicable;

(e)          the Company fails to provide a timely Purchase Notice as provided in Section 3.2 of this Indenture or provide a timely Repurchase Event Company Notice as provided under Section 3.3 of this Indenture.

(f)            the Company fails to comply with any of its agreements or covenants in the Securities or this Indenture (other than those referred to in clauses (a) through (e) above) and such failure continues for 30 days after receipt by the Company of a Notice of Default (defined below);

(g)         the Company fails or any Subsidiary fails to make any payment at maturity on any indebtedness for money borrowed, including any applicable grace periods, in an amount in excess of $5.0 million in the aggregate for all such indebtedness for money borrowed and such amount has not been paid or discharged within 30 days after receipt by the Company of a Notice of Default;

(h)         a default by the Company or any Subsidiary that results in the acceleration of maturity of any indebtedness for money borrowed of the Company or any Subsidiary, at any one time, in an amount in excess of $5.0 million unless the acceleration is cured, waived or rescinded within 30 days after receipt by the Company of a Notice of Default;

(i)             the Subsidiary Guarantee of Guarantor shall be held in any judicial proceedings to be unenforceable or invalid or shall cease for any reason to be in full force and effect, or the Guarantor or any person acting on Guarantor’s behalf, shall deny or disaffirm its obligations under the Subsidiary Guarantee;

(j)             the Company or any Subsidiary fails to pay final judgments, the uninsured portion of which aggregates in excess of $5.0 million, if such judgments are not paid or otherwise discharged within 30 days;

(k)          the Company or any Significant Subsidiary, pursuant to or under or within the meaning of any Bankruptcy Law:

(1)          commences a voluntary case or proceeding;

(2)          consents to the entry of any order for relief against it in an involuntary case or proceeding or the commencement of any case against it;

(3)          consents to the appointment of a Custodian of it or for any substantial part of its property;

(4)          makes a general assignment for the benefit of its creditors;

(5)          files a petition in bankruptcy or answer or consent seeking reorganization or relief; or

(6)          consents to the filing of such petition or the appointment of or taking possession by a Custodian;

(l)             a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(1)          is for relief against the Company or any Significant Subsidiary, in an involuntary case or proceeding;

(2)          appoints a Custodian of the Company or any Significant Subsidiary, or for any substantial part of its property; or

(3)          orders the winding up or liquidation of the Company or any Significant Subsidiary,

and in each case the order or decree remains unstayed and in effect for 60 consecutive days;

The term “Bankruptcy Law” means Title 11 of the United States Code (or any successor thereto) or any similar federal or state law for the relief of debtors.  The term “Custodian” means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

A default under clause (f) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding notify the Company and the Trustee, in writing of the default, and the Company does not cure the default within 30 days after receipt of such notice.  The notice given pursuant to this Section 8.1 must specify the default, demand that it be remedied and state that the notice is a “Notice of Default.”  When any default under this Section 8.1 is cured, it ceases.

The Trustee shall not be charged with knowledge of any Event of Default unless written notice thereof shall have been given to a Trust Officer at the Corporate Trust Office of the Trustee by the Company, a Paying Agent, any Holder or any agent of any Holder.

Section 8.2.           Acceleration.

If an Event of Default (other than an Event of Default specified in clause (k) or (l) of Section 8.1 that relates solely to the Company and not a Significant Subsidiary or group of Subsidiaries that in the aggregate would constitute a Significant Subsidiary) occurs and is continuing, the Trustee may, by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding may, by notice to the Company and the Trustee, declare all unpaid principal to the date of acceleration on the Securities then outstanding (if not then due and payable) to be due and payable upon any such declaration, and the same shall become and be immediately due and payable.  If an Event of Default specified in clause (k) or (l) of Section 8.1 occurs that relates to the Company and not a Significant Subsidiary or group of Subsidiaries that would constitute a Significant Subsidiary, all unpaid principal of the Securities then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.  The Holders of a majority in aggregate principal amount of the Securities then outstanding by notice to the Trustee may rescind or annul such acceleration and its consequences if (a) all existing Events of Default, other than the nonpayment of the principal of the Securities which has become due solely by such declaration of acceleration, have been cured or waived; (b) to the extent the payment of such interest is lawful, interest (calculated at the rate per annum borne by the Securities) on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid; (c) the rescission would not conflict with any judgment, order or decree of a court of competent jurisdiction; and (d) all payments due to the Trustee and any predecessor Trustee under Section 9.7 have been made.  No such rescission shall affect any subsequent default or impair any right consequent thereto.

Section 8.3.           Other Remedies.

If an Event of Default occurs and is continuing, the Trustee may, but shall not be obligated to, pursue any available remedy by proceeding at law or in equity to collect the payment of the principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding.  A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default.  No remedy is exclusive of any other remedy.  All available remedies are cumulative to the extent permitted by law.

Section 8.4.           Waiver of Defaults and Events of Default.

Subject to Sections 8.7 and 11.2, the Holders of a majority in aggregate principal amount of the Securities then outstanding by notice to the Trustee may waive an existing default or Event of Default and its consequences, except a default or Event of Default (i) in the payment of the principal of, premium, if any, or interest (including Contingent Interest, if any, or Special Interest, if any) on any Security, or the payment of the Redemption Price, the Repurchase Price, or Repurchase Price, (ii) arising from the Company’s failure to comply with the conversion procedures provided in Article 4 of this Indenture, or (iii) in respect of any provision of this Indenture which, under Section 11.2, cannot be modified or amended without the consent of the Holder of each Security affected.  When a default or Event of Default is waived, it is cured and ceases.

Section 8.5.           Waiver of Compliance.

Except as otherwise provided in this Indenture, the Holders of a majority in aggregate principal amount of the Securities then outstanding, by notice to the Trustee, may waive compliance with any provision of this Indenture, or of the Securities (as described in this Indenture).

Section 8.6.           Control by Majority.

The Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it.  However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of another Holder or the Trustee, or that may involve the Trustee in personal liability unless the Trustee is offered indemnity, reasonably satisfactory to it, against the costs, expenses and liabilities the Trustee may incur to comply with such request or demand; provided, however, that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 8.7.           Limitations on Suits.

A Holder may not pursue any remedy with respect to this Indenture or the Securities (except actions for payment of overdue principal or interest or for the conversion of the Securities pursuant to Article 4) unless:

(a)          the Holder gives to the Trustee written notice of a continuing Event of Default;

(b)         the Holders of at least 25% in aggregate principal amount of the then outstanding Securities make a written request to the Trustee to pursue the remedy;

(c)          the Holder or Holders offer to the Trustee indemnity reasonably satisfactory to it against any loss, liability or expense; and

(d)         the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity and no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Securities then outstanding.

A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over such other Securityholder.

Section 8.8.           Rights of Holders to Receive Payment and to Convert.

Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of the principal of and interest on the Security, on or after the respective due dates expressed in the Security and this Indenture, to convert such Security in accordance with Article 4 and to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

Section 8.9.           Collection Suit by Trustee.

If an Event of Default in the payment of principal or interest specified in clause (a) or (b)of Section 8.1 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or another obligor on the Securities for the whole amount of principal and accrued interest remaining unpaid, together with, to the extent that payment of such interest is lawful, interest on overdue principal and on overdue installments of interest, in each case at the rate per annum borne by the Securities and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

Section 8.10.        Trustee May File Proofs of Claim.

The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company (or any other obligor on the Securities), its creditors or its property and shall be entitled and empowered to collect and receive any money or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 9.7, and to the extent that such payment of the reasonable compensation, expenses, disbursements and advances in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other property which the Holders may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to, or, on behalf of any Holder, to authorize, accept or adopt any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 8.11.        Priorities.

If the Trustee collects any money pursuant to this Article 8, it shall pay out the money in the following order:

(a)          First, to the Trustee for amounts due under Section 9.7;

(b)         Second, to Holders for amounts due and unpaid on the Securities for principal and interest (including Special Interest, if any), ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest (including Special Interest, if any), respectively; and

(c)          Third, the balance, if any, to the Company.

The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 8.11.

Section 8.12.        Undertaking for Costs.

In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant.  This Section 8.12 does not apply to a suit made by the Trustee, a suit by a Holder pursuant to Section 8.7, or a suit by Holders of more than 10% in aggregate principal amount of the Securities then outstanding.

ARTICLE 9

TRUSTEE

Section 9.1.           Duties of Trustee.

(a)          If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

(b)         Except during the continuance of an Event of Default:

(1)          the Trustee need perform only those duties as are specifically set forth in this Indenture and no others; and

(2)          in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture.  The Trustee, however, shall examine any certificates and opinions which by any provision hereof are specifically required to be delivered to the Trustee to determine whether or not they conform to the requirements of this Indenture.

(c)          The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(1)          this paragraph does not limit the effect of subsection (b) of this Section 9.1;

(2)          the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

(3)          the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 8.6.

(d)         No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers unless the Trustee shall have received adequate indemnity in its opinion against potential costs and liabilities incurred by it relating thereto.

(e)          Every provision of this Indenture that in any way relates to the Trustee is subject to subsections (a), (b), (c) and (d) of Section 9.1.

(f)                                    The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company.  Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

Section 9.2.           Rights of Trustee.

Subject to Section 9.1:

(a)          The Trustee may rely conclusively on any document believed by it to be genuine and to have been signed or presented by the proper person.  The Trustee need not investigate any fact or matter stated in the document.

(b)         Before the Trustee acts or refrains from acting, it may require an Officers’ Certificate or an Opinion of Counsel, which shall conform to Section 13.4(b).  The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers’ Certificate or Opinion.

(c)          The Trustee may act through its agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

(d)         The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

(e)          The Trustee may consult with counsel of its selection, and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection in respect of any such action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

(f)            The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

(g)         The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, security, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

(h)         The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Trust Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office, and such notice references the Securities and this Indenture.

(i)             The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

Section 9.3.           Individual Rights of Trustee.

The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee.  Any Agent may do the same with like rights.  However, the Trustee is subject to Sections 9.10 and 9.11.

Section 9.4.           Trustee’s Disclaimer.

The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company’s use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities other than its certificate of authentication.

Section 9.5.           Notice of Default or Events of Default.

If a default or an Event of Default occurs and is continuing and if the Trustee has received notice thereof in accordance with this Indenture, the Trustee shall mail to each Securityholder notice of the default or Event of Default within 30 days after it occurs.  However, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding notice is in the interests of Securityholders, except in the case of a default or an Event of Default in payment of the principal of or interest on any Security.

Section 9.6.           Reports by Trustee to Holders.

If such report is required by TIA Section 313, within 60 days after each May 15, beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Securityholder a brief report dated as of such May 15 that complies with TIA Section 313(a).  The Trustee also shall comply with TIA Section 313(b)(2) and (c).

A copy of each report at the time of its mailing to Securityholders shall be mailed to the Company and filed with the SEC and each stock exchange, if any, on which the Securities are listed.  The Company shall notify the Trustee whenever the Securities become listed on any stock exchange or listed or admitted to trading on any quotation system and any changes in the stock exchanges or quotation systems on which the Securities are listed or admitted to trading and of any delisting thereof.

Section 9.7.           Compensation and Indemnity.

The Company shall pay to the Trustee from time to time such compensation (as agreed to from time to time by the Company and the Trustee in writing) for its services (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust).  The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it.  Such expenses may include the reasonable compensation, disbursements and expenses of the Trustee’s agents and counsel.

The Company shall indemnify the Trustee or any predecessor Trustee (which for purposes of this Section 9.7 shall include its officers, directors, employees and agents) for, and hold it harmless against, any and all loss, liability or expense including taxes (other than taxes based upon, measured by or determined by the income of the Trustee), (including reasonable legal fees and expenses) incurred by it in connection with the acceptance or administration of its duties under this Indenture or any action or failure to act as authorized or within the discretion or rights or powers conferred upon the Trustee hereunder including the reasonable costs and expenses of the Trustee and its counsel in defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.  The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity.  The Company need not pay for any settlement without its written consent, which shall not be unreasonably withheld.

The Company need not reimburse the Trustee for any expense or indemnify it against any loss or liability incurred by it resulting from its gross negligence or bad faith.

To secure the Company’s payment obligations in this Section 9.7, the Trustee shall have a senior claim to which the Securities are hereby made subordinate on all money or property held or collected by the Trustee, except such money or property held in trust to pay the principal of and interest on the Securities.  The obligations of the Company under this Section 9.7 shall survive the satisfaction and discharge of this Indenture or the resignation or removal of the Trustee.

When the Trustee incurs expenses or renders services after an Event of Default specified in clause (k) or (l) of Section 8.1 occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.  The provisions of this Section shall survive the termination of this Indenture.

Section 9.8.           Replacement of Trustee.

The Trustee may resign by so notifying the Company.  The Holders of a majority in aggregate principal amount of the Securities then outstanding may remove the Trustee by so notifying the Trustee and may, with the Company’s written consent, appoint a successor Trustee.  The Company may remove the Trustee if:

(a)          the Trustee fails to comply with Section 9.10;

(b)         the Trustee is adjudged a bankrupt or an insolvent;

(c)          a receiver or other public officer takes charge of the Trustee or its property; or

(d)         the Trustee becomes incapable of acting.

If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.  The resignation or removal of a Trustee shall not be effective until a successor Trustee shall have delivered the written acceptance of its appointment as described below.

If a successor Trustee does not take office within 45 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of 10% in principal amount of the Securities then outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee at the expense of the Company.

If the Trustee fails to comply with Section 9.10, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company.  Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee and be released from its obligations (exclusive of any liabilities that the retiring Trustee may have incurred while acting as Trustee) hereunder, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture.  A successor Trustee shall mail notice of its succession to each Holder.

A retiring Trustee shall not be liable for the acts or omissions of any successor Trustee after its succession.

Notwithstanding replacement of the Trustee pursuant to this Section 9.8, the Company’s obligations under Section 9.7 shall continue for the benefit of the retiring Trustee.

Section 9.9.           Successor Trustee by Merger, Etc.

If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets (including the administration of this Indenture) to, another corporation, the resulting, surviving or transferee corporation, without any further act, shall be the successor Trustee, provided such transferee corporation shall qualify and be eligible under Section 9.10.  Such successor Trustee shall promptly mail notice of its succession to the Company and each Holder.

Section 9.10.        Eligibility; Disqualification.

The Trustee shall always satisfy the requirements of paragraphs (1), (2) and (5) of TIA Section 310(a).  The Trustee (or its parent holding company) shall have a combined capital and surplus of at least $50,000,000.  If at any time the Trustee shall cease to satisfy any such requirements, it shall resign immediately in the manner and with the effect specified in this Article 9.  The Trustee shall be subject to the provisions of TIA Section 310(b).  Nothing herein shall prevent the Trustee from filing with the SEC the application referred to in the penultimate paragraph of TIA Section 310(b).

Section 9.11.        Preferential Collection of Claims Against Company.

The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b).  A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

ARTICLE 10

SATISFACTION AND DISCHARGE OF INDENTURE

Section 10.1.        Satisfaction and Discharge of Indenture.

This Indenture shall cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities herein expressly provided for and except as further provided below), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

(a)          either

(1)          all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.7 and (ii) Securities for whose payment money has theretofore been deposited in trust and thereafter repaid to the Company as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

(2)          all such Securities not theretofore delivered to the Trustee for cancellation

(i)                                     have become due and payable, or

(ii)                                  will become due and payable at the Final Maturity Date, Purchase Date or Repurchase Date, or

(iii)                               are to be called for redemption under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of clause (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Trustee or a Paying Agent (other than the Company or any of its Affiliates) as trust funds in trust for the purpose Cash and/or shares of Common Stock (as permitted under the Indenture) in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest (including Special Interest, if any) to the date of such deposit (in the case of Securities which have become due and payable) or to the Final Maturity Date, Redemption Date, Repurchase Date or Repurchase Event Repurchase Date, as the case may be; provided, however, that there shall not exist, on the date of such deposit, a Default or Event of Default; provided, further, that such deposit shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or to which the Company is bound;

(b)         the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

(c)          the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 9.7 shall survive and, if money shall have been deposited with the Trustee pursuant to subclause (2) of clause (a) of this Section, the provisions of Sections 2.3, 2.4, 2.5, 2.6, 2.7, 2.12, 3.2, 3.3, Article 4 and this Article 10, shall survive until the Securities have been paid in full.

Section 10.2.        Application of Trust Money.

Subject to the provisions of Section 10.3, the Trustee or a Paying Agent shall hold in trust, for the benefit of the Holders, all money deposited with it pursuant to Section 10.1 and shall apply the deposited money in accordance with this Indenture and the Securities to the payment of the principal of and interest on the Securities.

Section 10.3.        Repayment to Company.

The Trustee and each Paying Agent shall promptly pay to the Company upon request any excess money (i) deposited with them pursuant to Section 10.1 and (ii) held by them at any time.

The Trustee and each Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years after a right to such money has matured; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment, may, at the expense of the Company, either publish in a newspaper of general circulation in the City of New York, or cause to be mailed to each Holder entitled to such money, notice that such money remains unclaimed and that after a date specified therein, which shall be at least 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be repaid to the Company.  After payment to the Company, Holders entitled to money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person, and the Trustee and each Paying Agent shall be relieved of all liability with respect to such money.

Section 10.4.        Reinstatement.

If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 10.2 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company’s obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 10.1 until such time as the Trustee or such Paying Agent is permitted to apply all such money in accordance with Section 10.2; provided, however, that if the Company has made any payment of the principal of or interest on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive any such payment from the money held by the Trustee or such Paying Agent.

ARTICLE 11

AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 11.1.                         Without Consent of Holders.

The Company, with the Trustee’s consent, may amend or supplement this Indenture or the Securities without notice to or consent of any Securityholder to:

(a)          add to the covenants of the Company for the benefit of the Holders of Securities;

(b)         surrender any right or power herein conferred upon the Company by this Indenture;

(c)          provide for the assumption of the Company’s obligations to the Holders of Securities in the case of a merger, consolidation, conveyance, transfer, sale, lease or other disposition of all or substantially all of the Company’s property or assets pursuant to Article 7;

(d)         adjust the right to convert the Securities upon any of the events set forth in Section 4.4;

(e)          increase the Conversion Rate or make other adjustments to the Conversion Rate, in accordance with this Indenture;

(f)            comply with the requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA;

(g)         secure the Securities;

(h)         supplement any of the provisions of the Indenture to such extent as shall be necessary to permit or facilitate the discharge of the Securities, provided, that such change or modification does not adversely affect the interests of the Holders of the Securities in any material respect;

(i)             make any changes or modifications to this Indenture necessary in connection with the registration of the Securities under the Securities Act as contemplated in the Registration Rights Agreement;

(j)             cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture which the Company may deem necessary or desirable and which shall not be inconsistent with the provisions of this Indenture; provided, however, that such action does not adversely affect the interests of the Holders of Securities;

Section 11.2.        With Consent of Holders.

The Company and the Trustee may amend or supplement this Indenture or the Securities with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding.  The Holders of at least a majority in aggregate principal amount of the Securities then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities without notice to any Securityholder.  However, notwithstanding the foregoing but subject to Section 11.4, without the written consent of each Securityholder affected, an amendment, supplement or waiver, including a waiver pursuant to Section 8.4, may not:

(a)          change the stated maturity of the principal of, any premium due on or interest on (including Contingent Interest) or Special Interest on, any Security;

(b)         reduce the principal amount of, Redemption Price, Repurchase Price, Repurchase Price or any premium or interest on (including Contingent Interest) or Special Interest on, any Security;

(c)          alter the manner of calculation or rate of accrual of interest (including Contingent Interest), Special Interest, Redemption Price, Repurchase Price, Repurchase Price on any Security;

(d)         change the place or currency of payment of principal of, or any premium or interest on (including Contingent Interest and Special Interest), any Security;

(e)          impair the right of any Holder to institute suit for the enforcement of any repurchase of, payment on or with respect to, or conversion of, any Security on or after the stated maturity of the Securities, in the case of redemption, on or after the Redemption Date, or in the case of repayment at the option of the Holder, on or after the Repurchase Date or Repurchase Event Repurchase Date;

(f)            adversely affect the right of Holders to convert Securities other than as provided in or under Article 4 of this Indenture;

(g)         adversely affect the right of Holders to require the Company to purchase or repurchase the Securities as provided in Article 3 of this Indenture;

(h)         reduce the percentage of the aggregate principal amount of the outstanding Securities whose Holders must consent to a modification or amendment of this Indenture or the Securities;

(i)             reduce the percentage of the aggregate principal amount of the outstanding Securities necessary for the waiver of compliance with any provision of this Indenture or of the Securities or the waiver of any default or Event of Default; and

(j)             modify any of the provisions of this Section 11.2 or Section 8.4, except to increase any such percentage or to provide that certain provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby.

It shall not be necessary for the consent of the Holders under this Section 11.2 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

After an amendment, supplement or waiver under this Section 11.2 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver.  Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

To the extent that the Company or any of the Subsidiaries hold any Securities, such Securities shall be disregarded for purposes of voting in connection with any notice, waiver, consent or direction requiring the vote or concurrence of Securityholders.

Section 11.3.        Compliance with Trust Indenture Act.

Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as in effect at the date of such amendment or supplement.

Section 11.4.        Revocation and Effect of Consents.

Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder’s Security, even if notation of the consent is not made on any Security.  However, any such Holder or subsequent Holder may revoke the consent as to its Security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective.

After an amendment, supplement or waiver becomes effective, it shall bind every Holder, unless it makes a change described in any of clauses (a) through (j) of Section 11.2.  In that case the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder’s Security.

Section 11.5.        Notation on or Exchange of Securities.

If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee.  The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder.  Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

Section 11.6.        Trustee to Sign Amendments, Etc.

The Trustee shall sign any amendment or supplemental indenture authorized pursuant to this Article 11 if the amendment or supplemental indenture does not adversely affect the rights, duties, liabilities or immunities of the Trustee.  If it does, the Trustee may, in its sole discretion, but need not sign it.  In signing or refusing to sign such amendment or supplemental indenture, the Trustee shall be entitled to receive and, subject to Section 9.1, shall be fully protected in relying upon, an Opinion of Counsel stating that such amendment or supplemental indenture is authorized or permitted by this Indenture.  The Company may not sign an amendment or supplement indenture until the Board of Directors approves it.

Section 11.7.        Effect of Supplemental Indentures.

Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

ARTICLE 12

TAX TREATMENT

Section 12.1.        Tax Treatment.

(a)          The parties hereto hereby agree, and each Holder and any beneficial holder of a Security by its purchase of a Security hereby agrees (in the absence of administrative pronouncement or judicial ruling to the contrary):

(1)          to treat the Securities as indebtedness of the Company for all United States federal income tax purposes;

(2)          to treat the Securities as debt instruments that are subject to Treasury Regulation section 1.1275-4(b); and

(3)          to treat the delivery of Common Stock or Cash (including Cash delivered in lieu of a fractional share) to a Holder of a Security upon conversion of such Security, or upon a purchase of such Security by the Company at the option of the Holder of a Security where the Company makes a payment in Cash (including Cash paid in lieu of a fractional share), as a contingent payment (in an amount equal to the sum of the fair market value of such Common Stock and any Cash received (as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive and described in a Board Resolution)) under Treasury Regulation section 1.1275-4(b).

Section 12.2.        Comparable Yield and Projected Payment Schedule.

(a)          Solely for purposes of applying Treasury Regulation section 1.1275-4 to the Securities:

(1)          for United States federal income tax purposes, the Company shall accrue interest with respect to outstanding Securities as original issue discount according to the “noncontingent bond method,” as set forth in Treasury Regulation section 1.1275-4(b), using a comparable yield of 7.38%, compounded semiannually, and the projected payment schedule as determined by the Company;

(2)          the Company shall file with the Trustee promptly following the end of each calendar year (A) a written notice specifying the amount of original issue discount for United States federal income tax purposes accrued on outstanding Securities as of the end of such year and (B) such other specific information relating to such original issue discount that the Company determines to be relevant under the Internal Revenue Code of 1986, as amended from time to time, including the amount of any adjustment made under the noncontingent bond method to account for the amount of any difference between the amount of an actual payment and the amount of a projected payment; and

(3)                                  the Company acknowledges and agrees, and each Holder and any beneficial holder of a Security, by its purchase of a Security shall be deemed to acknowledge and agree, that (A) the projected payment schedule is determined on the basis of an assumption of linear growth of stock price, (B) the comparable yield and the projected payment schedule are not determined for any purpose other than for the purpose of applying Treasury Regulation section 1.1275-4(b)(4) to the Security, (C) the comparable yield and the projected payment schedule do not constitute a projection or representation regarding the actual amounts payable on the Securities, and (D) the Company’s application of Treasury Regulation section 1.1275-4(b), including the Company’s determination of the comparable yield and the projected payment schedule shall be binding on each Holder and any beneficial holder of a Security.

(b)                                 Holders that wish to obtain the projected payment schedule may do so by contacting the Company (to the attention of the Treasurer) as set forth in Section 13.2 below.

ARTICLE 13

MISCELLANEOUS

Section 13.1.        Trust Indenture Act Controls.

If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the TIA through operation of Section 318(c) thereof, such imposed duties shall control.

Section 13.2.        Notices.

Any demand, authorization notice, request, consent or communication shall be given in writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows or transmitted by facsimile transmission (confirmed by delivery in person or mail by first-class mail, postage prepaid, or by guaranteed overnight courier) to the following facsimile numbers:

If to the Company or the Guarantor, to:

United Industrial Corporation

124 Industry Lane

Hunt Valley, Maryland 21030

Attention:  General Counsel

Facsimile No.:  (410) 628-6705

with a copy (for informational purposes only) to:

Proskauer Rose LLP

1585 Broadway

New York, New York 10036

Attention:  Julie M. Allen

Telecopy No.: (212) 969-2900

if to the Trustee, to:

U.S. Bank National Association

60 Livingston Avenue

St. Paul, Minnesota 55107-2292

Attention:  Corporate Trust Services

Internal mail EP-MN-WS3C

(United Industrial Corporation - 3.75% Convertible

Senior Notes due 2024)

Facsimile No.:  (651) 495-8097

Such notices or communications shall be effective when received.

The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

Any notice or communication mailed to a Holder shall be mailed by first-class mail or delivered by an overnight delivery service to it at its address shown on the register kept by the Primary Registrar.

Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.  If a notice or communication to a Holder is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

Section 13.3.        Communications by Holders with Other Holders.

Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities.  The Company, the Trustee, the Registrar and any other Person shall have the protection of TIA Section 312(c).

Section 13.4.        Certificate and Opinion as to Conditions Precedent.

(a)          Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee at the request of the Trustee:

(1)          an Officers’ Certificate stating that, in the opinion of the signers, all conditions precedent (including any covenants, compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with; and

(2)          an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent (including any covenants, compliance with which constitutes a condition precedent) have been complied with.

(b)         Each Officers’ Certificate and Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(1)          a statement that the person making such certificate or opinion has read such covenant or condition;

(2)          a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3)          a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(4)          a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with;

provided, however, that with respect to matters of fact an Opinion of Counsel may rely on an Officers’ Certificate or certificates of public officials.

Section 13.5.        Record Date for Vote or Consent of Securityholders.

The Company (or, in the event deposits have been made pursuant to Section 10.1, the Trustee) may set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, which record date shall not be more than 30 days prior to the date of the commencement of solicitation of such action.  Notwithstanding the provisions of Section 11.4, if a record date is fixed, those persons who were Holders of Securities at the close of business on such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date.

Section 13.6.        Rules by Trustee, Paying Agent, Registrar and Conversion Agent.

The Trustee may make reasonable rules (not inconsistent with the terms of this Indenture) for action by or at a meeting of Holders.  Any Registrar, Paying Agent or Conversion Agent may make reasonable rules for its functions.

Section 13.7.        Legal Holidays.

A “Legal Holiday” is a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York and the state in which the Corporate Trust Office is located are not required to be open.  If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.  If a Regular Record Date is a Legal Holiday, the record date shall not be affected.

Section 13.8.        Governing Law.

This Indenture and the Securities shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

Section 13.9.        No Adverse Interpretation of Other Agreements.

This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary of the Company.  Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 13.10.      No Recourse Against Others.

All liability described in paragraph 23 of the Securities of any director, officer, employee or shareholder, as such, of the Company is waived and released.

Section 13.11.      Successors.

All agreements of the Company in this Indenture and the Securities shall bind its successor.  All agreements of the Trustee in this Indenture shall bind its successor.

Section 13.12.      Multiple Counterparts.

The parties may sign multiple counterparts of this Indenture.  Each signed counterpart shall be deemed an original, but all of them together represent the same agreement.

Section 13.13.      Separability.

In case any provisions in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 13.14.      Table of Contents, Headings, Etc.

The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the date and year first above written.

United Industrial Corporation, a Delaware corporation

By:	/s/ James H. Perry
Name: James H. Perry
Title: Vice President, CFO & Treasurer

U.S. Bank National Association, as Trustee

By:	/s/ Frank Leslie
Name: Frank Leslie
Title:

AAI Corporation, a Maryland corporation, as Guarantor

By:	/s/ James H. Perry
Name: James H. Perry
Title: Vice President, CFO & Treasurer

Schedule A

MAKE-WHOLE PREMIUM

(% of the principal amount)

	effective date
Stock Price	September 15, 2004	September 15, 2005	September 15, 2006	September 15, 2007	September 15, 2008	September 15, 2009
$28.64	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
$35.00	9.8%	7.9%	6.1%	4.2%	2.0%	0.0%
$40.00	17.4%	15.3%	13.1%	10.6%	7.3%	0.0%
$45.00	15.1%	12.8%	10.5%	7.7%	4.1%	0.0%
$50.00	13.3%	11.1%	8.7%	5.9%	2.5%	0.0%
$55.00	12.0%	9.8%	7.4%	4.8%	1.8%	0.0%
$60.00	11.0%	8.8%	6.6%	4.2%	1.5%	0.0%
$65.00	10.2%	8.2%	6.0%	3.7%	1.4%	0.0%
$70.00	9.6%	7.6%	5.6%	3.5%	1.3%	0.0%
$75.00	9.1%	7.2%	5.3%	3.3%	1.3%	0.0%
$80.00	8.7%	6.9%	5.0%	3.2%	1.2%	0.0%
$85.00	8.3%	6.6%	4.9%	3.1%	1.2%	0.0%
$90.00	8.0%	6.4%	4.7%	3.0%	1.2%	0.0%
$95.00	7.7%	6.1%	4.6%	2.9%	1.2%	0.0%
$100.00	7.5%	6.0%	4.4%	2.9%	1.2%	0.0%
$105.00	7.2%	5.8%	4.3%	2.8%	1.1%	0.0%
$110.00	7.0%	5.6%	4.2%	2.7%	1.1%	0.0%
$115.00	6.8%	5.5%	4.1%	2.7%	1.1%	0.0%
$120.00	6.6%	5.3%	4.0%	2.6%	1.1%	0.0%

1

EXHIBIT A

[FORM OF FACE OF SECURITY]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.(1)

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION THEREOF MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR AN APPLICABLE EXEMPTION THEREFROM.  EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.(2)

THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN

(1)                                  These paragraphs should be included only if the Security is a Global Security.

(2)                                  These paragraphs to be included only if the Security is a Transfer Restricted Security.

ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

THE HOLDER OF THIS SECURITY IS ENTITLED TO THE BENEFITS OF A REGISTRATION RIGHTS AGREEMENT (AS SUCH TERM IS DEFINED IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF) AND, BY ITS ACCEPTANCE HEREOF, AGREES TO BE BOUND BY AND TO COMPLY WITH THE PROVISIONS OF SUCH REGISTRATION RIGHTS AGREEMENT.

THIS SECURITY IS SUBJECT TO REGULATIONS GOVERNING CONTINGENT PAYMENT DEBT INSTRUMENTS.  UNDER SUCH REGULATIONS, THE COMPARABLE YIELD OF THIS SECURITY IS 7.38%.  THE ISSUER AGREES, AND BY PURCHASING A BENEFICIAL OWNERSHIP INTEREST IN THE SECURITIES EACH HOLDER OF SECURITIES WILL BE DEEMED TO HAVE AGREED, FOR UNITED STATES FEDERAL INCOME TAX PURPOSES (1) TO TREAT THE SECURITIES AS INDEBTEDNESS THAT IS SUBJECT TO TREAS.  REG. SEC. 1.1275-4 (THE “CONTINGENT PAYMENT REGULATIONS”) AND, FOR PURPOSES OF THE CONTINGENT PAYMENT REGULATIONS, TO TREAT THE FAIR MARKET VALUE OF ANY STOCK BENEFICIALLY RECEIVED BY A BENEFICIAL HOLDER UPON ANY CONVERSION OF THE SECURITIES AS A CONTINGENT PAYMENT AND (2) TO BE BOUND BY THE ISSUER’S DETERMINATION OF THE “COMPARABLE YIELD” AND “PROJECTED PAYMENT SCHEDULE,” WITHIN THE MEANING OF THE CONTINGENT PAYMENT REGULATIONS, WITH RESPECT TO THE SECURITIES.  THE ISSUER AGREES TO PROVIDE PROMPTLY TO HOLDER OF SECURITIES, UPON WRITTEN REQUEST, THE ISSUE DATE, YIELD TO MATURITY, COMPARABLE YIELD AND PROJECTED PAYMENT SCHEDULE.  ANY SUCH WRITTEN REQUEST SHOULD BE SENT TO THE ISSUER AT THE FOLLOWING ADDRESS:  UNITED INDUSTRIAL CORPORATION, 124 INDUSTRY LANE, HUNT VALLEY, MARYLAND 21030, ATT:  GENERAL COUNSEL.

UNITED INDUSTRIAL CORPORATION

CUSIP No.:  91067AA4

3.75% CONVERTIBLE SENIOR SECURITIES DUE 2024

United Industrial Corporation, a Delaware corporation (the “Company,” which term shall include any successor corporation under the Indenture referred to on the reverse hereof), promises to pay to Cede & Co., or registered assigns, the principal sum of One Hundred Twenty Million Dollars ($120,000,000) on September 15, 2024, or such greater or lesser amount as is indicated on the Schedule of Exchanges of Securities on the other side of this Security to reflect exchanges, redemptions, purchases, repurchases and conversions.

Interest Payment Dates:  March 15 and September 15, commencing March 15, 2005

Record Dates:  March 1 and September 1

This Security is convertible as specified on the other side of this Security.  Additional provisions of this Security are set forth on the other side of this Security.

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

UNITED INDUSTRIAL CORPORATION

By:
Name:
Title:

Attest:
Name:
Title:

Dated:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to
in the within-mentioned Indenture.

U.S. Bank National Association,
as Trustee

Authorized Signatory

[FORM OF REVERSE SIDE OF SECURITY]

UNITED INDUSTRIAL CORPORATION

3.75% CONVERTIBLE SENIOR SECURITIES DUE 2024

1.                                       Interest

United Industrial Corporation, a Delaware corporation (the “Company,” which term shall include any successor corporation under the Indenture hereinafter referred to), promises to pay interest on the principal amount of this Security at the rate of 3.75% per annum.  The Company shall pay interest semiannually on March 15 and September 15 of each year (each, an “Interest Payment Date”), commencing on March 15, 2005.  Interest on the Securities shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from September 15, 2004, to, but excluding, the next Interest Payment Date, or the Final Maturity Date, as the case may be; provided, however, that if there is not an existing default in the payment of interest and if this Security is authenticated between a Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date.  Interest will be computed on the basis of a 360-day year of twelve 30-day months.

In addition, the Company shall pay contingent interest (“Contingent Interest”) to the Holders during any six-month period (a “Contingent Interest Period”) from March 15 to September 14 and from September 15 to March 14, commencing with the six-month period beginning September 15, 2009, if the average Trading Price of a Security for the five Trading Day period ending on the third Trading Day immediately preceding the first day of the relevant Contingent Interest Period equals $1,200 (120% of the principal amount of a Security) or more.

Upon a determination by the Company that Holders will be entitled to receive Contingent Interest which will become payable during a Contingent Interest Period, on or prior to the first day of such Contingent Interest Period, the Company shall deliver an Officer’s Certificate to the Trustee setting forth the amount of such Contingent Interest per $1,000 principal amount of Securities and shall issue a press release through a public medium as is customary for such a press release.

The amount of Contingent Interest payable per $1,000 principal amount of Securities in respect of any Contingent Interest Period shall equal 0.23% of the average Trading Price of such Security for the five Trading Day period ending on and including the third Trading Day immediately preceding the first day of the relevant six-month period.  Contingent Interest, if any, will accrue and be payable to Holders in the same manner as regular Cash interest.  Regular Cash interest will continue to accrue at the rate of 3.75% per year on the principal amount of the Securities whether or not Contingent Interest is paid.

If this Security is redeemed pursuant to Section 7 of this Security or the Holder elects to require the Company to repurchase this Security pursuant to Section 9 of this Security, on a date that is after the Regular Record Date and prior to the corresponding Interest Payment Date, interest (including Contingent Interest, if any, and Special Interest, if any) accrued and unpaid hereon to, but not including, the applicable Redemption Date, Repurchase Date or Repurchase Event Repurchase Date will be paid to the same Holder to whom the Company pays the principal of such Security regardless of whether such Holder was the registered Holder on the Regular Record Date immediately preceding the applicable Redemption Date, Repurchase Date or Repurchase Event Repurchase Date.

Interest (including Contingent Interest, if any, and Special Interest, if any) on Securities converted after the close of business on a Regular Record Date but prior to the opening of business on the corresponding Interest Payment Date will be paid to the Holder of the Securities on March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding the corresponding Interest Payment Date (a “Regular Record Date”) but, upon conversion, the Holder must pay the Company the interest (including Contingent Interest, if any, and Special Interest, if any) which has accrued and will be paid on such Interest Payment Date.  No such payment need be made with respect to Securities which will be converted after a Regular Record Date and prior to the corresponding Interest Payment Date after being called for redemption by the Company.

Any reference herein to interest accrued or payable as of any date shall include Contingent Interest and any Special Interest accrued or payable on such date as provided in Section 3 hereof.

2.                                       Maturity

The Securities will mature on September 15, 2024.

3.                                       Registration Rights Agreement

The holder of this Security is entitled to the benefits of a Registration Rights Agreement, dated as of September 15, 2004, among the Company and the Initial Purchasers (the “Registration Rights Agreement”).  Pursuant to the Registration Rights Agreement the Company has agreed for the benefit of the Holders of the Securities, that (i) it will, at its cost, within 90 days after the closing of the sale of the Securities (the “Closing”), file a shelf registration statement (the “Shelf Registration Statement”) with the Securities and Exchange Commission (the “Commission”) with respect to resales of the Securities and the Common Stock issuable upon conversion thereof, (ii) it will use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective within 210 days after the Closing, and (iii) it will use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act of 1933, as amended (the “Securities Act”), subject to certain exceptions specified in the Registration Rights Agreement, until the earliest of (A) the date on which there are no outstanding Registrable Securities (as defined in the Registration Rights Agreement), (B) the first date on which such Registrable Securities covered by the Shelf Registration Statement have been sold pursuant thereto, (C) the date on which all Registrable Securities held by non-affiliates are eligible to be sold pursuant to Rule 144(k) under the Securities Act, and (D) the second anniversary of the date of the Closing.  As set forth in the Registration Rights Agreement, the Company will be permitted to suspend use of the prospectus that is part of the Shelf Registration Statement during certain periods of time and in certain circumstances relating to pending corporate developments and public filings with the SEC and similar events.  If (a) the Company fails to file the Shelf Registration Statement required by the Registration Rights Agreement on or before the date specified above for such filing, (b) such Shelf Registration Statement is not declared effective by the Commission on or prior to the date specified above for such effectiveness, (c) the Company fails, with respect to a Holder that supplies it with the questionnaire described in the Registration Rights Agreement, after the effective date of the Shelf Registration Statement, to supplement or amend the Shelf Registration Statement, or filed a new registration statement, in accordance with the terms of the Registration Rights Agreement, so that such Holder may be added as a selling securityholder, (d) the Shelf Registration Statement is declared effective but thereafter ceases to be effective or useable in connection with resales of Transfer Restricted Securities (as defined in the Registration Rights Agreement) during the periods specified in the Registration Rights Agreement or (e) the Company fails to name as a selling securityholder, either in the Shelf Registration Statement or any amendment thereto, at the time it becomes effective under the Securities Act, or in any prospectus relating to the Shelf Registration Statement, at the time the Company files the prospectus or, if later, the time the related Shelf Registration Statement or amendment becomes effective under the Securities Act, any Holder that is entitled to be so named as a selling securityholder (each such event referred to in clauses (a) through (e) above a “Registration Default”), then the Company will pay Special Interest to each Holder of

Transfer Restricted Securities, with respect to the first 90-day period immediately following the occurrence of such Registration Default in an amount equal to an increase in the annual interest rate on the Securities of 0.25% (“Special Interest”) and with respect to any period thereafter an amount equal to an annual interest rate of 0.50%.  If a Holder of Securities converts some or all of its Securities into Common Stock during a period when a Registration Default exists with respect to the Common Stock, or if a Registration Default occurs following such conversion, then such Holder will not be entitled to receive additional interest on such Common Stock.  All accrued Special Interest shall be paid by the Company on each Interest Payment Date for which Special Interest is owed to the holders of Global Securities by wire transfer of immediately available funds or by federal funds check and to holders of certificated Securities registered as such as of the preceding Record Date by mailing checks to their registered addresses.  If the Company redeems a Security, purchases a Security pursuant to a Purchase Notice or a Repurchase Event Company Notice, and the Redemption Date, Purchase Date or Repurchase Date, as the case may be, is after the close of business on the preceding Record Date and before the related Interest Payment Date, the Company will then pay the Special Interest to the Holder that submitted the Security triggering such Redemption Date, Repurchase Date or Repurchase Date.  Following the cure of all Registration Defaults, the application of Special Interest will cease.

4.                                       Method of Payment

Except as provided in the Indenture (as defined below), the Company will pay interest (including Contingent Interest, if any, and Special Interest, if any) on the Securities to the persons who are Holders of record of Securities at the close of business on the Regular Record Date set forth on the face of this Security next preceding the applicable interest payment date.  Holders must surrender Securities to a Paying Agent to collect the principal amount, Redemption Price, Purchase Price or Repurchase Price of the Securities, plus, if applicable, accrued and unpaid interest (including Contingent Interest and Special Interest), if any, or any Make-Whole Interest Payment or Repurchase Event Make-Whole Premium, if applicable, payable as herein provided upon Automatic Conversion, Redemption, Repurchase at Holder’s Option or Repurchase Upon Repurchase Event, as the case may be.  The Company will pay, in money of the United States that at the time of payment is legal tender for payment of public and private debts, all amounts due in Cash with respect to the Securities, which amounts shall be paid (A) in the case this Security is in global form, by wire transfer of immediately available funds to the account specified by the Holder hereof and (B) in the case this Security is held in other than global form, by wire transfer of immediately available funds to the account specified by the Holder hereof or, if no such account is specified, by mailing a check to such Holder’s address shown in the register of the Registrar.  Any payments to be made in shares of Common Stock shall be made in accordance with the terms of the Indenture.

5.                                       Paying Agent, Registrar, Bid Solicitation Agent and Conversion Agent

Initially, U.S. Bank National Association (the “Trustee,” which term shall include any successor trustee under the Indenture hereinafter referred to) will act as Paying Agent, Registrar, Bid Solicitation Agent and Conversion Agent.  The Company may change any Paying Agent, Registrar, Bid Solicitation Agent or Conversion Agent without notice to the Holder.  The Company or any of its Subsidiaries may, subject to certain limitations set forth in the Indenture, act as Paying Agent or Registrar.

6.                                       Indenture, Limitations

This Security is one of a duly authorized issue of Securities of the Company designated as its 3.75% Convertible Senior Securities due 2024 (the “Securities”), issued under an Indenture dated as of September 15, 2004 (together with any supplemental indentures thereto, the “Indenture”), between the Company, the Subsidiary Guarantor and the Trustee.  The terms of this Security include those stated in the Indenture and those required by or made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, as in effect on the date of the Indenture.  This Security is subject to all such terms, and the Holder of this Security is referred to the Indenture and said Act for a statement of them.  The Securities are senior unsecured obligations of the Company limited to $100,000,000 aggregate principal amount (or $120,000,000 if the option to purchase additional Securities is exercised in full by the Initial Purchasers).  The Indenture does not limit other debt of the Company, secured or unsecured.

7.                                       Optional Redemption

The Securities are subject to redemption, at any time on or after September 15, 2009, as a whole or from time to time in part, at the election of the Company.  The Redemption Price, payable in Cash, is 100% of the principal amount together with accrued and unpaid interest (including Contingent Interest, if any and Special Interest, if any), up to but not including the Redemption Date; provided, that if the Redemption Date falls after a Regular Record Date and on or before an Interest Payment Date, then the interest (including Contingent Interest, if any and Special Interest, if any), will be payable to the Holders in whose names the Securities are registered at the close of business on the relevant Regular Record Date and the Redemption Price shall not include such interest payment.

No sinking fund is provided for the Securities.

8.                                       Notice of Redemption

Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at its registered address.  Securities in denominations larger than $1,000 may be redeemed in part, but only in whole multiples of $1,000.  On and after the Redemption Date, subject to the deposit with the Paying Agent of funds sufficient to pay the Redemption Price plus accrued interest (including Contingent Interest, if any and Special Interest, if any), accrued to, but excluding, the Redemption Date, interest (including Contingent Interest, if any and Special Interest, if any), shall cease to accrue on Securities or portions of them called for redemption.

9.                                       Purchase of Securities at Option of Holder

Subject to the terms and conditions of the Indenture, Securities shall be purchased by the Company, at the option of the Holder thereof, on September 15, 2009, September 15, 2014 and September 15, 2019 (each, a “Purchase Date”), in integral multiples of $1,000 at a purchase price equal to 100% of the principal amount of those Securities plus accrued and unpaid interest (including Contingent Interest, if any and Special Interest, if any), to, but not including, such Purchase Date (the “Purchase Price”), payable in Cash, shares of Common Stock or a combination thereof (upon the Company’s satisfaction of certain conditions) at the Company’s election.

The Purchase Price may be paid in Cash, shares of Common Stock, or a combination thereof.  If the Company elects to pay the Purchase Price, in whole or in part, in shares of Common Stock, the number of shares of Common Stock to be delivered by the Company will be equal to the portion of the Purchase Price to be paid in shares of Common Stock divided by 95% of the Purchase Market Price of such shares Common Stock.  If the Company elects to pay the Purchase Price in whole or in part in shares of Common Stock, the Company shall pay Cash in lieu of fractional shares.

The Company shall not be entitled to pay any portion of the Purchase Price in shares of Common Stock pursuant to the Indenture unless all of the following conditions are satisfied:

(i)                                     the shares of Common Stock to be delivered as payment, in whole or in part, of the Purchase Price shall be either (1) registered under the Securities Act for initial issuance, unless such registration is not necessary to permit the Holders who receive such shares and who are not Affiliates of the Company to publicly resell such shares or (2) registered for resale pursuant to a shelf registration statement, that has become effective under the Securities Act and that is reasonably expected to remain effective and available for use until at least the 30th day after the Redemption Date, unless the shares may be publicly sold without restriction pursuant to Rule 144(k) under the Securities Act;

(ii)                                  the shares of Common Stock to be delivered as payment, in whole or in part, of the Purchase Price shall be duly qualified or registered under applicable state securities laws or shall be qualified for an available exemption from such qualification and registration;

(iii)                               the shares of Common Stock to be delivered as payment, in whole or in part, of the Purchase Price shall be approved for listing on The Nasdaq National Market or a U.S. national securities exchange; and

All shares of Common Stock issued as payment, in whole or in part, of the Purchase Price shall be deemed, for purposes of the Registration Rights Agreement, to constitute Registrable Securities, unless either (i) such shares were registered under the Securities Act for initial issuance and are able to be publicly resold by the recipients of such shares without further registration under the Securities Act or (ii) such registration was and is not necessary to permit the Holders who receive such shares to publicly resell such shares.

If the above conditions are not satisfied with respect to a Holder prior to the close of business on the Business Day immediately preceding the Purchase Date, the Company shall pay the Purchase Price entirely in Cash.

To exercise such right, a Holder shall deliver to the Paying Agent a Purchase Notice containing the information set forth in the Indenture, at any time from 9:00 a.m., New York City time, on the date that is 20 Business Days immediately preceding such Purchase Date until, 5:00 p.m., New York City time, on the Business Day immediately preceding such Purchase Date, and shall deliver the Securities to the Paying Agent as set forth in the Indenture.

Holders have the right to withdraw any Purchase Notice by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture. The Paying Agent shall promptly notify the Company of the receipt by it of any Purchase Notice or written notice of withdrawal thereof.

If Cash, and, if the Company determines to pay all or any portion of the Purchase Price in shares of Common Stock, such shares of Common stock sufficient to pay the Purchase Price of all Securities or portions thereof to be purchased with respect to a Purchase Date, have been deposited with the Paying Agent, at 10:00 a.m., New York City time, on the Business Day immediately following the Purchase Date, then, immediately after the Purchase Date, such Securities will cease to be outstanding and interest (including Contingent Interest, if any and Special Interest, if any), on such Securities will cease to accrue, whether or not such Securities are delivered to the Paying Agent, and the Holder thereof shall have no other rights as such other than the right to receive the Purchase Price upon surrender of such Security.

10.                                 Purchase of Securities Upon a Repurchase Event

If a Repurchase Event occurs, each Holder will have the right to require the Company to repurchase all of its Securities not previously called for redemption, or any portion of such Securities, in integral multiples of $1,000 at a purchase price equal to 100% of the principal amount of all such Securities, plus accrued and unpaid interest, (including Contingent Interest and Special Interest, if any), on such Securities to, but not including, the Repurchase Event Repurchase Date (the “Repurchase Price”), subject to satisfaction by or on behalf of any Holder of the requirements set forth in the Indenture.  The date the Company shall repurchase the Securities (the “Repurchase Event Repurchase Date”) must be within 30 Business Days of the date of the mailing of the Repurchase Event Company Notice under the Indenture.

The Repurchase Price may be paid in Cash, shares of Common Stock, or a combination thereof.  If the Company elects to pay the Repurchase Price, in whole or in part, in shares of Common Stock, the number of shares of Common Stock to be delivered by the Company will be equal to the portion of the Repurchase Price to be paid in shares of Common Stock divided by 95% of the Purchase Market Price of such shares of Common Stock.  If the Company elects to pay the Repurchase Price in whole or in part in shares of Common Stock, the Company shall pay Cash in lieu of fractional shares.

The Company shall not be entitled to pay any portion of the Repurchase Price in shares of Common Stock under the Indenture unless all of the following conditions are satisfied:

(i)                                     the shares of Common Stock to be delivered as payment, in whole or in part, of the Repurchase Price shall be either (1) registered under the Securities Act for initial issuance, unless such registration is not necessary to permit the Holders who receive such shares and who are not Affiliates of the Company to publicly resell such shares or (2) registered for resale pursuant to a shelf registration statement, that has become effective under the Securities Act and that is reasonably expected to remain effective and available for use until at least the 30th day after the Repurchase Event Repurchase Date, unless the shares may be publicly sold without restriction pursuant to Rule 144(k) under the Securities Act;

(ii)                                  the shares of Common Stock to be delivered as payment, in whole or in part, of the Repurchase Price shall be duly qualified or registered under applicable state securities laws or shall be qualified for an available exemption from such qualification and registration; and

(iii)                               the shares of Common Stock to be delivered as payment, in whole or in part, of the Repurchase Price shall be approved for listing on The Nasdaq National Market or a U.S. national securities exchange.

All shares of Common Stock issued as payment, in whole or in part, of the Repurchase Price shall be deemed, for purposes of the Registration Rights Agreement, to constitute Registrable Securities, unless either (i) such shares were registered under the Securities Act for initial issuance and are able to be publicly resold by the recipients of such shares without further registration under the Securities Act or (ii) such registration was and is not necessary to permit the Holders who receive such shares to publicly resell such shares.

If the above conditions are not satisfied with respect to a Holder prior to the close of business on the Business Day immediately preceding the Repurchase Date, the Company shall pay the Repurchase Price entirely in Cash.

A “Repurchase Event” shall be deemed to have occurred upon the occurrence of either a “Change in Control” or a “Termination of Trading.”

A “Change of Control” shall be deemed to have occurred if any of the following occurs after the date hereof:

(i)                                     any “person” or “group,” within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act, becomes the “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of 50% or more of the total voting power of all classes of the Company’s Voting Stock entitled to vote generally in the election of directors;

(ii)                                  the sale, transfer, lease, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the properties or assets of the Company to any “person” or “group” (as such terms are defined above);

(iii)                               any consolidation or merger of the Company with or into another Person (or vice versa) except pursuant to a transaction in which the persons that “beneficially owned,” directly or indirectly, the shares of the Company’s Voting Stock immediately prior to such transaction “beneficially own” immediately after such transaction, directly or indirectly, shares of the continuing or surviving corporation’s Voting Stock representing at least a majority of the total voting power of all outstanding classes of Voting Stock of the continuing or surviving corporation in substantially the same proportion as such ownership prior to the transaction;

(iv)                              the following persons cease for any reason to constitute a majority of the board of directors of the Company;

(A)                              individuals who on the first issue date of the Securities constituted the Board of Directors; and

(B)                                any new directors whose election to the Board of Directors or whose nomination for election by the Company’s shareholders was approved by at least a majority of the directors of the Company then still in office who were either directors on such first issue date of the Securities or whose election or nomination for election was previously so approved;

(v)                                 the Company distributes to all or substantially all holders of shares of its Common Stock its assets, cash, debt securities or certain rights to purchase its securities, which distribution has a per share value exceeding 10% of the closing price of the Common Stock on the day preceding the declaration date for such distribution; or

(vi)                              the Company is liquidated or dissolved or holders of the Common Stock approve any plan or proposal for the liquidation or dissolution of the Company.

A “Termination of Trading” shall be deemed to have occurred if, after the date hereof, the Common Stock (or other common stock into which the Securities are then convertible) is not listed for trading on a United States national securities exchange, quoted on the Nasdaq National Market, or approved for trading on an established automated over-the-counter trading market in the United States.

A Repurchase Event will not be deemed to have occurred if in the case of a merger or consolidation, all of the consideration (other than Cash payments for fractional shares or pursuant to statutory appraisal rights) in the merger or consolidation constituting the Change in Control consists of common stock and any associated rights traded on a US national securities exchange or quoted on The Nasdaq National Market (or which will be so traded or quoted when issued or exchanged in connection with such change in control), and, as a result of such transaction or transactions, the securities become convertible solely into such common stock and associated rights.

If a Repurchase Event (except for any Repurchase Event solely pursuant to clause (iv) of the definition of “Change of Control”) occurs prior to September 15, 2009, the Company shall pay, in addition to the Repurchase Price, a Repurchase Event Make-Whole Premium to Holders of Securities who elect to require the Company to repurchase such Securities in connection with a Repurchase Event.  If the Holder surrenders the Securities for conversion in accordance with the Indenture in connection with a Repurchase Event, in lieu of requiring the Company to repurchase such Securities, such Holder will receive (i) Cash and, if applicable, shares of Common Stock in respect of such conversion obligation, plus (ii) the applicable Repurchase Event Make-Whole Premium.

The Repurchase Event Make-Whole Premium may be paid, subject to the terms of the Indenture, in Cash, shares of Common Stock, or a combination thereof.  If the Company elects to pay the Repurchase Event Make-Whole Premium, in whole or in part, in shares of Common Stock, the number of shares of Common Stock to be delivered by the Company will be equal to the portion of the Repurchase Event Make-Whole Premium to be paid in shares of Common Stock divided by 95% of the Repurchase Market Price (as defined below) of such shares Common Stock.  If the Company elects to pay the Repurchase Event Make-Whole Premium in whole or in part in shares of Common Stock, the Company shall pay Cash in lieu of fractional shares.

Subject to the terms and conditions in the Indenture, the Repurchase Event Make-Whole Premium shall equal an amount derived by multiplying each $1,000 principal amount of Securities by a specified percentage (the “Repurchase Event Make-Whole Premium”) which shall be determined by reference to the table set forth in the Indenture (the “Make-Whole Premium Table”) and is based on the date on which the Repurchase Event becomes effective (the “effective date”) and the price (the “Stock Price”) paid per share of the Company’s Common Stock in the transaction constituting the Repurchase Event.  If a Holder of Common Stock receives only Cash in the Repurchase Event, the Stock Price shall be the Cash amount paid per share of Common Stock.  Otherwise, the Stock Price shall equal the average of the Sale Prices of Common Stock on the five Trading Days up to, but not including, the Effective Date of the Repurchase Event.

The stock prices set forth in the first column of the Make-Whole Premium Table in the Indenture shall be adjusted in accordance with the Indenture as of any date on which the Conversion Rate is adjusted and shall equal the Stock Prices applicable immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to the adjustment giving rise to the Stock Price adjustment and the denominator of which is the Conversion Rate as so adjusted.

If the Stock Price is between two Stock Price amounts in the Make-Whole Premium Table or the repurchase date is between two dates on the Make-Whole Premium Table, the Repurchase Event Make-Whole Premium shall be determined by straight-line interpolation between the make-whole premium amounts set forth for the higher and lower Stock Price amounts and the two dates, as applicable, based on a 365 day years.

If the Stock Price is equal to or in excess of $120.00 per share of Common Stock (subject to adjustment for any event requiring an adjustment of the Conversion Rate as set forth in the Indenture), no Repurchase Event Make-Whole Premium will be paid.

If the Stock Price is less than or equal to $28.64 per share of Common Stock (subject to adjustment for any event requiring an adjustment of the Conversion Rate as set forth in the Indenture), no Repurchase Event Make-Whole Premium will be paid.

To exercise such right, a Holder shall deliver to the Paying Agent a Repurchase Event Repurchase Notice containing the information set forth in the Indenture, at any time from the opening of business on the date of the Repurchase Event Company Notice until 5:00 p.m., New York City time, on the Business Day immediately preceding such Repurchase Date, and shall deliver the Securities to the Paying Agent as set forth in the Indenture.

Holders have the right to withdraw any Repurchase Event Company Notice by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture. The Paying Agent shall promptly notify the Company of the receipt by it of any Repurchase Event Company Notice or written notice of withdrawal thereof.

If Cash (including any Cash constituting any part of the Repurchase Event Make-Whole Premium) and shares of Common Stock (if all or any portion of the Repurchase Price or the Repurchase Event Make-Whole Premium is to be paid in shares of Common Stock) sufficient to pay the Repurchase Price of all Securities or portions thereof to be repurchased with respect to a Repurchase Event Repurchase Notice, has been deposited with the Paying Agent, at 10:00 a.m., New York City time, on the Business Day immediately following the Repurchase Event Repurchase Date, then, immediately after Repurchase Event Repurchase Date, such Securities will cease to be outstanding and interest (including Contingent Interest, if any and Special Interest, if any), on such Securities will cease to accrue, whether or not such Securities are delivered to the Paying Agent, and the Holder thereof shall have no other rights as such other than the right to receive the Repurchase Price upon and the Repurchase Event Make-Whole Premium, if any, surrender of such Security.

11.                                 Conversion

Subject to and upon compliance with the provisions of the Indenture, a Holder of a Security shall have the right, at such Holder’s option, to convert all or any portion (if the portion to be converted is $1,000 or an integral multiple of $1,000) of such Security into shares of Common Stock at the Conversion Price in effect on the date of conversion only as follows:

(i)                                     Conversion Based on Sale Price of Common Stock.  The Securities may be surrendered for conversion during any calendar quarter (beginning with the quarter ending March 31, 2005) if the Sale Price of the Common Stock for at least 20 consecutive Trading Days in the Measurement Period of the immediately preceding calendar quarter exceeds 120% of the Conversion Price in effect on the last Trading Day of the immediately preceding calendar quarter (in the event that the Conversion Price on such last Trading Day of the immediately preceding calendar quarter is not the same as the Conversion Price in effect for each of the Trading Days in such Measurement Period, the Board of Directors shall make such adjustments as it, in its discretion, deems appropriate in determining whether the foregoing condition has been met).

(ii)                                  Conversion Based on Satisfaction of Trading Price Condition.  The Securities may be surrendered for conversion during any five consecutive Business Day period immediately following any five consecutive Trading Day period (the “Security Measurement Period”) in which the average Trading Price per $1,000 principal amount of Securities during such Security Measurement Period was equal to or less than 98% of the average Conversion Value during such Security Measurement Period; provided that a Holder may not surrender Securities for conversion pursuant to this Section 11(ii) after September 15, 2019 if, on any Trading Day during the applicable Security Measurement Period, the Sale Price of Common Stock was between 100% and 120% of the Conversion Price of the Securities in effect on that Trading Day.

(iii)                               Conversion Based on Redemption.  The Securities may be surrendered for conversion at any time prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Redemption Date, if such Security has been called for redemption pursuant to Article 3 of the Indenture.

(iv)                              Conversion Upon Occurrence of Certain Corporate Transactions.  If either: (A) the Company is a party to any consolidation or merger of the Company with or into another Person (or vice versa) pursuant to which all of the outstanding shares of Common Stock are converted into cash, securities or other property; (B) any “person” or “group,” within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act, becomes the “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of 50% or more of the total voting power of all classes of the Company’s Voting Stock entitled to vote generally in the election of directors; (C) the Company sells, transfers, conveys or otherwise disposes, in one or a series of related transactions, of all or substantially all of its properties or assets to any “person” or “group” (as such terms are defined above); or (D) the Company distributes to all holders of shares of its Common Stock, its assets, cash, debt securities or certain rights to purchase its securities, which distribution has a per share value exceeding 10% of the closing price of the Common Stock on the day preceding the declaration date for such distribution or (E) except as described in clauses (A) to (D) above, the Company takes any action, or becomes aware of any event, that would require adjustment to the Conversion Rate pursuant to Sections 4.4(b), (c), (d), (e) and (f) of the Indenture, then (x) in the case of (A), (B) and (C) above, a Holder may surrender Securities for conversion at any time from and after the date that is 15 Business Days before the date the Company announces as the anticipated effective date of the transaction or event until the date that is 15 Business Days after the actual effective date of the transaction or event, and (y) in the case of (D) and (E) above, the Company shall mail to Holders written notice of the distribution at least 20 days prior to the record, effective or expiration date, as the case may be, of the distribution or transaction and once the Company has given such notice, Holders may surrender their Securities for conversion beginning on the date that the Company mails such notice (or, if earlier, the date that the Company is required to mail such notice pursuant to this Indenture) until the close of business on the Business Day immediately preceding the “ex-dividend trading date” of the distribution or the Company’s announcement that such distribution or transaction shall not take place.

The Company will notify Holders of any event triggering the right to convert the Securities as specified above in accordance with the Indenture, and will publicly announce that the Securities have become convertible.

A Security in respect of which a Holder has delivered a Purchase Notice or Repurchase Event Repurchase Notice, as the case may be, exercising the right of such Holder to require the Company to repurchase such Security may be converted only if such Purchase Notice or Repurchase Event Repurchase Notice is withdrawn in accordance with the terms of the Indenture, unless the Company defaults in the payment of the Repurchase Price or the Repurchase Price.

The initial Conversion Rate is 25.4863 shares per $1,000 principal amount of Securities, subject to adjustment in certain events described in the Indenture.

To surrender a Security for conversion, a Holder must, in the case of Global Securities, comply with the Applicable Procedures of the Depositary in effect at that time, and in the case of Certificated Securities, (1) surrender the Security duly endorsed to the Company or in blank, at the office of the Conversion Agent, (2) complete and manually sign the conversion notice below (or complete and manually sign a facsimile of such notice) and deliver such notice to the Conversion Agent, (3) furnish appropriate endorsements and transfer documents and (4) pay all funds required, if any, relating to interest (including Contingent Interest, if any or Special Interest, if any), and any withholding, transfer or similar tax, if required.

No fractional share of Common Stock shall be issued upon conversion of any Security.  Instead, the Company shall pay a Cash adjustment as provided in the Indenture.

No payment or adjustment will be made for accrued and unpaid interest (including Contingent Interest, if any and Special Interest, if any), or dividends on the shares of Common Stock, except as provided in the Indenture.

If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock which shall be deliverable upon conversion shall be computed on the basis of the aggregate principal amount of the Security (or specified portions thereof to the extent permitted thereby) so surrendered.  Subject to the next succeeding sentence, the Company will, as soon as practicable thereafter, issue and deliver at said office or place to such Holder of a Security, or to such Holder’s nominee or nominees, certificates (other than in the case of Holders of Securities in book-entry form with the Depositary, which shares shall be delivered in accordance with the Depositary customary practices) for the number of full shares of Common Stock to which such Holder shall be entitled as aforesaid, together with Cash in lieu of any fraction of a share to which such Holder would otherwise be entitled.  The Company shall not be required to deliver certificates for shares of Common Stock while the stock transfer books for such stock or the security register are duly closed for any purpose, but certificates for shares of Common Stock shall be issued and delivered as soon as practicable after the opening of such books or security register.

If shares of Common Stock to be issued upon conversion of a Transfer Restricted Security are to be issued in the name of a Person other than the Holder of such Transfer Restricted Security, such Holder must deliver to the Conversion Agent a certification in substantially the form set forth in a Transfer Certificate dated the date of surrender of such Transfer Restricted Security and signed by such Holder, as to compliance with the restrictions on transfer applicable to such Transfer Restricted Security.  The Company shall not be required to issue Common Stock upon conversion of any such Transfer Restricted Security to a Person other than the Holder if such Transfer Restricted Security is not so accompanied by a properly completed certification, and the Registrar shall not be required to register Common Stock upon conversion of any such Transfer Restricted Security in the name of a Person other than the Holder if such Transfer Restricted Security is not so accompanied by a properly completed certification.

If the Company (i) reclassifies or changes the shares of Common Stock into another class of Capital Stock, (ii) is a party to a merger, consolidation, statutory share exchange or combination of the Company with another corporation and as a result of which all the holders of the Common Stock shall be entitled to receive stock, securities or other property or assets (including Cash or a combination thereof) with respect to or in exchange for all of their Common Stock, or (iii) sells or conveys all or substantially all of its properties and assets to any person as a result of which all Holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including Cash or any combination thereof) with respect to or in exchange for all of their Common Stock, the right to convert a Security into shares of Common Stock may be changed into a right to convert a Security into the kind and amount of shares of stock and other securities or property or assets (including Cash) which such Holder would have been entitled to receive upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance had such Holder converted its Security into Common Stock immediately prior to such transaction, in each case, in accordance with the Indenture.

In case any Certificated Security shall be surrendered for partial conversion, the Company shall execute and the Trustee shall, upon the written order of the Company, authenticate and deliver to the Holder of the Security so surrendered, without charge to such Holder (subject to the provisions of Section 4.8 of the Indenture), a new Security or Securities in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Certificated Securities.

Any shares of Common Stock issued upon conversion of a Security shall bear the Legend until after the second anniversary of the later of the Issuance Date and the last date on which the Company or any Affiliate was the owner of such shares of the Security (or any predecessor security) from which such shares were converted (or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provision thereunder)  (or such longer period of time as may be required under the Securities Act or applicable state securities laws, as set forth in an Opinion of Counsel, unless otherwise agreed by the Company and the Holder hereof.

12.                                 Merger or Consolidation

The Company and/or Guarantor shall not consolidate with or merge into any other Person (in a transaction in which the Company is not the surviving corporation) or convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any Person, whether in a single transaction or series of related transactions, unless:

(a)                                  either (i) the Company is the surviving entity or (ii) the successor or transferee (the “successor corporation”) is a corporation organized and existing under the laws of the United States, any State thereof, or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, all of the obligations of the Company under the Securities and the Indenture, and all of the obligations of each Guarantor under its respective Subsidiary Guarantee;

(b)                                 immediately after giving effect to such transaction, no Default or Event of Default shall exist; and

(c)                                  the Company shall have delivered to the Trustee an Officers’ Certificate and, if requested by the Trustee, an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, sale, lease or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with Article 7 of the Indenture and that all conditions precedent herein provided for relating to such transaction have been satisfied.

13.                                 Conversion Arrangement on Call for Redemption

Any Securities called for redemption, unless surrendered for conversion before the close of business on the Business Day immediately preceding the Redemption Date, may be deemed, to the fullest extent permitted by law, to be purchased from the Holders of such Securities at an amount not less than the Redemption Price, together with accrued interest (including Contingent Interest, if any and Special Interest, if any), to, but not including, the Redemption Date, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Securities from the Holders, to convert them into Common Stock of the Company and to make payment for such Securities to the Paying Agent in trust for such Holders.

14.                                 Automatic Conversion

If at any time the Current Market Price of the Company’s Common Stock exceeds 150% of the Conversion Price for at least 20 Trading Days during any 30-day Trading Day period ending within five Trading Days prior to the date of the notice of automatic conversion, the Company may elect to automatically convert the Securities pursuant to the terms of the Indenture; provided, however, that, during the two-year period commencing on the date of the last delivery of the Securities under the Indenture, the Company may only automatically convert the Securities if, in accordance with the terms of the Registration Rights Agreement, a registration statement registering the resale of the Securities and Common Stock issuable upon conversion of the Securities is declared effective under the Securities Act prior to the date of the Automatic Conversion Notice and such registration statement remains effective on the date selected for automatic conversion. In the event that the date on which the Securities will be automatically converted occurs on or prior to September 15, 2009, the Company will pay the Make-Whole Interest Payment on the Automatic Conversion Date.

The Make-Whole Interest Payment shall equal five full years of interest on the Securities, less any interest actually paid or provided for on the Securities prior to such Automatic Conversion.  The Company may, at its option, pay the Make-Whole Interest Payment in Cash or in Common Stock.  In the event that the Company elects to pay the Make-Whole Interest Payment in Common Stock, the shares of Common Stock will be valued at 95% of the average Sale Price for each of the five Trading Days immediately preceding the second Trading Day prior to the Automatic Conversion Date.

15.                                 Denominations, Transfer, Exchange

The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000.  A Holder may register the transfer of or exchange Securities in accordance with the Indenture.  The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes or other governmental charges that may be imposed in relation thereto by law or permitted by the Indenture.

16.                                 Persons Deemed Owners

The Holder of a Security may be treated as the owner of it for all purposes.

17.                                 Unclaimed Money

If money for the payment of principal or interest (including Contingent Interest, if any and Special Interest, if any), remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its written request, subject to applicable unclaimed property law.  After that, Holders entitled to money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

18.                                 Amendment, Supplement and Waiver

Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and certain existing defaults or Events of Default and their consequence or compliance with any provision of the Indenture or the Securities may be waived in a particular instance with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding.  Without the consent of or notice to any Holder, the Company and the Trustee may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency or make any other change that does not adversely affect the rights of any Holder.

19.                                 Successor Entity

When a successor corporation assumes all the obligations of its predecessor under the Securities and the Indenture in accordance with the terms and conditions of the Indenture, the predecessor corporation (except in certain circumstances specified in the Indenture) shall be released from those obligations.

20.                                 Defaults and Remedies

Under the Indenture, an Event of Default includes:  (i) default for 30 days in payment of any accrued and unpaid interest (including Contingent Interest, if any or Special Interest) on any Securities; (ii) default in payment of any principal (including, without limitation, any premium, if any) on the Securities when due; (iii) failure by the Company for 30 days after notice to it to comply with any of its other agreements contained in the Indenture or the Securities; (iv) default in the payment of certain indebtedness of the Company or a Significant Subsidiary; and (v) certain events of bankruptcy, insolvency or reorganization of the Company or any Significant Subsidiary.

If an Event of Default (other than as a result of certain events of bankruptcy, insolvency or reorganization of the Company) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding may, declare all unpaid principal to the date of acceleration on the Securities then outstanding to be due and payable immediately, all as and to the extent provided in the Indenture.  If an Event of Default occurs as a result of certain events of bankruptcy, insolvency or reorganization of the Company, unpaid principal of the Securities then outstanding shall become due and payable immediately without any declaration or other act on the part of the Trustee or any Holder, all as and to the extent provided in the Indenture.  Holders may not enforce the Indenture or the Securities except as provided in the Indenture.  The Trustee may require indemnity reasonably satisfactory to it before it enforces the Indenture or the Securities.  Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power.  The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests.  The Company is required to file periodic reports with the Trustee as to the absence of default.

21.                                 Guaranty

To the extent provided in, and in accordance with, the Indenture, the Securities will be guaranteed by Guarantor. The obligations of Guarantor under its Subsidiary Guarantee will rank equally in right of payment with all existing and future unsecured and unsubordinated indebtedness of Guarantor senior to existing and future subordinated indebtedness of Guarantor.

22.                                 Trustee Dealings with the Company

U.S. Bank National Association, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or an Affiliate of the Company, and may otherwise deal with the Company or an Affiliate of the Company, as if it were not the Trustee.

23.                                 No Recourse Against Others

A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture nor for any claim based on, in respect of or by reason of such obligations or their creation.  The Holder of this Security by accepting this Security waives and releases all such liability.  The waiver and release are part of the consideration for the issuance of this Security.

24.                                 Calculations in Respect of Securities

The Company and its agents shall be responsible for making all calculations as contemplated under this Indenture and the Securities.  Such calculations include, but are not limited to, the determination of the trading price of the Securities, the Current Market Price of the Common Stock and any amounts of interest and any Make-Whole payments that are payable on the Securities.  Any calculations made in good faith and without manifest error shall be final and binding upon all Holders of the Securities.  The Company shall provide a copy of its calculations to the Trustee, and, absent manifest error, the Trustee shall be entitled to rely on the accuracy of such calculations without conducting an independent verification as to their accuracy.

25.                                 Authentication

This Security shall not be valid until the Trustee or an authenticating agent manually signs the certificate of authentication on the other side of this Security.

26.                                 Abbreviations and Definitions

Customary abbreviations may be used in the name of the Holder or an assignee, such as:  TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and UGMA (= Uniform Gifts to Minors Act).

All terms defined in the Indenture and used in this Security but not specifically defined herein are defined in the Indenture and are used herein as so defined.

27.                                 Indenture to Control; Governing Law

In the case of any conflict between the provisions of this Security and the Indenture, the provisions of the Indenture shall control.  This Security shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principals of conflicts of law.

The Company will furnish to any Holder, upon written request and without charge, a copy of the Indenture.  Requests may be made to:  United Industrial Corporation, 124 Industry Lane, Hunt Valley Maryland 21030, Att:  General Counsel.

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to
(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

agent to transfer this Security on the books of the Company.  The agent may substitute another to act for him or her.

Your Signature:

Date:
(Sign exactly as your name appears on the other side of this Security)

*                 Signature guaranteed by:

By:

*                 The signature must be guaranteed by an institution which is a member of one of the following recognized signature guaranty programs:  (i) the Securities Transfer Agent Medallion Program (STAMP); (ii) the New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or (iv) such other guaranty program acceptable to the Trustee.

CONVERSION NOTICE

To convert this Security into Common Stock of the Company, check the box:  ☐

To convert only part of this Security, state the principal amount to be converted (must be $1,000 or a integral multiple of $1,000):  $ .

If you want the stock certificate made out in another person’s name, fill in the form below:

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

Your Signature:

Date:
(Sign exactly as your name appears on the other side of this Security)

*                 Signature guaranteed by:

By:

*                 The signature must be guaranteed by an institution which is a member of one of the following recognized signature guaranty programs:  (i) the Securities Transfer Agent Medallion Program (STAMP); (ii) the New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or (iv) such other guaranty program acceptable to the Trustee.

SCHEDULE OF EXCHANGES OF SECURITIES(3)

The following exchanges, redemptions, repurchases or conversions of a part of this global Note have been made:

Principal Amount of this Global Security Following Such Decrease Date of Exchange (or Increase)	Authorized Signatory of Securities Custodian	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security

(3)                                  This schedule should be included only if the Security is a Global Security.

EXHIBIT B

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION
OF TRANSFER OF TRANSFER RESTRICTED SECURITIES(4)

Re:        3.75% Convertible Senior Securities due 2024 (the “Securities”) of United Industrial Corporation

This certificate relates to $           principal amount of Securities owned in (check applicable box)

☐ book-entry or          ☐ definitive form by                                              (the “Transferor”).

The Transferor has requested a Registrar or the Trustee to exchange or register the transfer of such Securities.

In connection with such request and in respect of each such Security, the Transferor does hereby certify that the Transferor is familiar with transfer restrictions relating to the Securities as provided in Section 2.12 of the Indenture dated as of September 15, 2004 between United Industrial Corporation and U.S. Bank National Association, as trustee (the “Indenture”), and the transfer of such Security is being made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) (check applicable box) or the transfer or exchange, as the case may be, of such Security does not require registration under the Securities Act because (check applicable box):

☐                        Such Security is being transferred pursuant to an effective registration statement under the Securities Act.

☐                        Such Security is being acquired for the Transferor’s own account, without transfer.

☐                        Such Security is being transferred to the Company or a Subsidiary (as defined in the Indenture) of the Company.

☐                        Such Security is being transferred to a person the Transferor reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A or any successor provision thereto (“Rule 144A”) under the Securities Act) that is purchasing for its own account or for the account of a “qualified institutional buyer,” in each case to whom notice has been given that the transfer is being made in reliance on such Rule 144A, and in each case in reliance on Rule 144A.

☐                        Such Security is being transferred pursuant to and in compliance with an exemption from the registration requirements under the Securities Act in accordance with Rule 144 (or any successor thereto) (“Rule 144”) under the Securities Act.

The Transferor acknowledges and agrees that, if the transferee will hold any such Securities in the form of beneficial interests in a global Security which is a “restricted security” within the meaning of Rule 144 under the Securities Act, then such transfer can only be made pursuant to Rule 144A under the Securities Act and such transferee must be a “qualified institutional buyer” (as defined in Rule 144A).

Date:

(Insert Name of Transferor)

(4)                                  This certificate should only be included if this Security is a Transfer Restricted Security.

B-1

EXHIBIT C

FORM OF NOTATION OF GUARANTEE

For value received, Guarantor (which term includes any successor Person of Guarantor in accordance with the Indenture) has unconditionally guaranteed, to the extent set forth, and subject to the provisions provided, in the Indenture (the “Indenture;” all capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture), dated September 15, 2004, among United Industrial Corporation, a Delaware corporation (the “Company”), Guarantor and U.S. Bank, National Association, a national banking association organized and existing under the laws of the United States, as trustee (the “Trustee”), (a) the principal of, premium, if any, and interest (including Contingent Interest, if any, and Special Interest, if any) on the Securities will be promptly paid in full when due, whether at maturity, by acceleration, redemption, repurchase or otherwise, and interest on the overdue principal of and premium, if any, and interest (including Contingent Interest, if any and Special Interest, if any), on the Securities or such shares, if lawful, and all other obligations of the Company to the Holders or the Trustee under the Indenture, the Securities or under the Registration Rights Agreement will be promptly paid in full or performed, all in accordance with the terms thereof; and (b) in case of any extension of time of payment or renewal of any Securities, any such shares or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.  Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, Guarantor shall be obligated to pay the same immediately.  The obligations of the Guarantor to the Holders and to the Trustee pursuant to the Subsidiary Guarantee are expressly set forth in Article 5 of the Indenture, and reference is hereby made to the Indenture for the precise terms of the Subsidiary Guarantee.

Guarantor hereby confirms that it is the intention of the Guarantor, the Company, Trustee and the Holders that the Subsidiary Guarantee of Guarantor not constitute a fraudulent transfer or conveyance for purposes of bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to any Subsidiary Guarantee.  To effectuate the foregoing intention, the Guarantor hereby irrevocably agrees with the Company, the Trustee and the Guarantors that the obligations of Guarantor shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor that are relevant under such laws, result in the obligations of Guarantor under its Subsidiary Guarantee not constituting a fraudulent transfer or conveyance.

The Subsidiary Guarantee shall be a senior unsecured obligation of Guarantor and ranks equally in right of payment with all existing and future unsecured and unsubordinated indebtedness of Guarantor senior to existing and future subordinated indebtedness of Guarantor.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

C-1

IN WITNESS WHEREOF, the Guarantor has caused this Subsidiary Guarantee to be duly executed as of this      day of                  , 2004.

AAI CORPORATION, a Maryland corporation

By:
Name:
Title:

C-2